As filed with the Securities and Exchange Commission on or about February 24, 2004.


                               1933 ACT FILE NO.  333-14221
                                 1940 ACT FILE NO.  811-2271


                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                              POST-EFFECTIVE
                              AMENDMENT NO. 7
                                     TO
                                  FORM S-6


For registration under the Securities Act of 1933 of Securities of Unit Investment Trusts registered on Form N-8B-2

            Nuveen Tax-Free Unit Trust, Series 899           (fORMERLY KNOWN
As Nuveen Tax-Exempt Unit Trust)

                             NUVEEN INVESTMENTS, LLC
                              (Name of Depositor)


                            333 West Wacker Drive
                            Chicago, Illinois  60606
             (Complete address of Depositor's Principal Executive Offices)

 Nuveen Investments, LLC                 Chapman and Cutler LLP
 Attention: Gifford R. Zimmerman         Attention:  Eric F. Fess
 333 West Wacker Drive                   111 West Monroe Street
 Chicago, Illinois 60606                 Chicago, Illinois  60603
     (Name and complete address of Agents for Service)



 It is proposed that this filing will become effective (check appropriate box)

 (     )  Immediately upon filing pursuant to paragraph (B)
 (  X  )  On March  1, 2004 pursuant to paragraph (B) of Rule 485
 (     )  60 days after filing pursuant to paragraph (A)
 (     )  On (date) pursuant to paragraph (A) of Rule (485 or 486)
 (     )  Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.











          Contents of Post-Effective Amendment
                of Registration Statement




A. Bonding Arrangements of Depositor:


      The Depositor has obtained the following Stockbrokers Blanket Bonds for its officers, directors and employees:


      Insurer/Policy No.                     Amount


      Reliance Insurance Company             $26,000,000
       B 262 6895




      This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                 The Facing Sheet


                 The Prospectus


                 The Signatures


                 The Consent of Independent Auditors


Part One of the Registrant's Prospectus, filed separately, is incorporated by this Reference hereto.














NUVEEN DEFINED PORTFOLIOS

                           NUVEEN TAX-FREE UNIT TRUST

                                   PROSPECTUS
                                    PART ONE
                                DECEMBER 22, 2003

Note:  This Prospectus may be used only when accompanied by Part Two.

         The Prospectus for a Nuveen Unit Trust ("Defined Portfolio," "Portfolio(s)" or "Trust(s)") is divided into two parts. Part One of the Prospectus provides more general information regarding the Nuveen Tax-Free Defined Portfolios. Part Two of the Prospectus relates exclusively to particular Portfolios and provides specific information regarding each Portfolio. Part Two of the Prospectus may not be distributed unless accompanied by Part One of the Prospectus. You should read both Parts of the Prospectus and retain them for future reference. Except as provided in Part Two of the Prospectus, the information contained in this Part One will apply to each Portfolio.

         See the Information Supplement dated December 22, 2003 for specific state risk factor and disclosure information. You can receive an Information Supplement by calling JPMorgan Chase Bank (the "Trustee") at (800) 257-8787.

Nuveen Defined Portfolios

Tax-Free Income. Each Nuveen Tax-Free Defined Portfolio consists of a diversified portfolio of municipal bonds (the "Bonds"). (See "SCHEDULE OF INVESTMENTS") in Part Two of the Prospectus for a list of the Bonds included in a Portfolio.) Under existing law, in the opinion of recognized bond counsel to the issuing governmental authorities, the Bonds provide interest income exempt from federal income tax and for State Portfolios, exempt to the extent indicated in Part Two of the Prospectus from state and, in some cases, local income taxes and intangibles taxes, for residents of the state in which the Bonds are issued. (See "TAX STATUS.")

Insured Portfolios. All Bonds in each Nuveen Insured Portfolio are covered by insurance policies obtained from Ambac Assurance Corporation ("Ambac"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA") or MBIA Insurance Corporation ("MBIA"), guaranteeing payment of principal and interest on the bonds when due. As a result of such insurance, the Bonds in each Insured Portfolio have received a rating of "Aaa" by Moody's Investors Services, Inc. ("Moody's"), "AAA" by Fitch Ratings ("Fitch") and/or "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"). Please note that the insurance relates only to the Bonds in the Insured Portfolios and not to the Units or the market value of the Bonds or of the Units. (See "INSURANCE ON THE BONDS.")

Traditional Portfolios. Each Traditional Portfolio consists of a diversified portfolio of Bonds rated in the category of "A" or better by Standard & Poor's, Moody's or Fitch on the date each Portfolio was established (BBB or Baa or better by Standard & Poor's and Moody's, respectively, in the case of National Portfolio 76 and earlier National Portfolios and SP-1, MIG 2 or F-2 or better, respectively, in the case of a Short Term Portfolio).

Objectives. The objectives of the Portfolios are tax-exempt income and conservation of capital through a diversified investment in tax-exempt Bonds (discount Bonds in the case of the Discount Portfolios). (See "TAX STATUS.") The payment of interest and the preservation of capital are, of course, dependent upon the continuing ability of the issuers or obligors, or both, of Bonds and of any insurer thereof to meet their obligations thereunder. There is no guarantee that the Portfolios' objectives will be achieved. The price received upon redemption may be more or less than the amount paid by Unitholders, depending upon the market value of the Bonds on the date of tender for redemption.

Minimum Investment.  $5,000 or 50 Units, whichever is less.

Redeemable Units. Units of a Portfolio are redeemable at the offices of the Trustee at prices based upon the bid prices of the Bonds. (See "REDEMPTION.")

Distributions. Interest received by a Portfolio will be paid semi-annually, unless you elect to receive distributions monthly or quarterly. Distributions of funds in the principal account will ordinarily be made semi-annually. (See "DISTRIBUTIONS TO UNITHOLDERS.")

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Public Offering Price. The Public Offering Price per Unit for a particular Portfolio for "secondary market" sales is based on a pro rata share of the sum of bid prices per Unit of the Bonds in such Portfolio plus the sales charges for the Bonds determined in accordance with the table set forth herein under the caption "PUBLIC OFFERING PRICE" based on the number of years remaining to the maturity of each such Bond and adjusted for cash, if any, held or owed by the Portfolio. See the table in "PUBLIC OFFERING PRICE" regarding reduced sales charges on large transactions. Units are offered at the Public Offering Price plus interest accrued to, but not including, the date of settlement. (See "PUBLIC OFFERING PRICE.")

         The Units being offered by this Prospectus are issued and outstanding Units that have been purchased by dealers in the open market. The price paid was not less than the Redemption Price determined as provided herein under the caption "REDEMPTION." Any profit or loss resulting from the sale of the Units will accrue to such dealers and no proceeds from the sale will be received by the Portfolios.

Market. A Unitholder may redeem Units at the office of the Trustee at prices based upon the bid prices of the Bonds in such Portfolio. Certain dealers may make a secondary market for the Units at prices based upon the bid prices of the Bonds in each Portfolio.

         Both parts of this Prospectus should be retained for future reference.

         Units are not deposits or obligations of, or guaranteed by any bank. Units are not FDIC insured and involve investment risk, including the possible loss of principal.

NUVEEN DEFINED PORTFOLIOS

                           NUVEEN TAX-FREE UNIT TRUST

                                   PROSPECTUS
                                    PART ONE
                                DECEMBER 22, 2003


                                TABLE OF CONTENTS

                                                                            PAGE

NUVEEN TAX-FREE DEFINED PORTFOLIOS............................................1
OBJECTIVES OF THE PORTFOLIOS..................................................2
SUMMARY OF PORTFOLIOS.........................................................2
COMPOSITION OF PORTFOLIOS.....................................................5
RISK FACTORS..................................................................7
INSURANCE ON THE BONDS........................................................8
PUBLIC OFFERING PRICE.........................................................9
MARKET FOR UNITS.............................................................11
ACCRUED INTEREST.............................................................11
ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN......................12
TAX STATUS...................................................................12
TAXABLE EQUIVALENT YIELDS....................................................15
ALABAMA RISK FACTORS AND TAX STATUS..........................................18
ARIZONA RISK FACTORS AND TAX STATUS..........................................18
CALIFORNIA RISK FACTORS AND TAX STATUS.......................................20
COLORADO RISK FACTORS AND TAX STATUS.........................................21
CONNECTICUT RISK FACTORS AND TAX STATUS......................................23
FLORIDA RISK FACTORS AND TAX STATUS..........................................24
GEORGIA RISK FACTORS AND TAX STATUS..........................................25
MARYLAND RISK FACTORS AND TAX STATUS.........................................27
MASSACHUSETTS RISK FACTORS AND TAX STATUS....................................28
MICHIGAN RISK FACTORS AND TAX STATUS.........................................29
MINNESOTA RISK FACTORS AND TAX STATUS........................................30
MISSOURI RISK FACTORS AND TAX STATUS.........................................32
NEW JERSEY RISK FACTORS AND TAX STATUS.......................................33
NEW YORK RISK FACTORS AND TAX STATUS.........................................34
NORTH CAROLINA RISK FACTORS AND TAX STATUS...................................35
OHIO RISK FACTORS AND TAX STATUS.............................................36
PENNSYLVANIA RISK FACTORS AND TAX STATUS.....................................37
TENNESSEE RISK FACTORS AND TAX STATUS........................................38
TEXAS RISK FACTORS AND TAX STATUS............................................41
VIRGINIA RISK FACTORS AND TAX STATUS.........................................42
PORTFOLIO OPERATING EXPENSES.................................................43

DISTRIBUTIONS TO UNITHOLDERS.................................................44
REPORTS TO UNITHOLDERS.......................................................45
UNIT VALUE AND EVALUATION....................................................46
DISTRIBUTION OF UNITS TO THE PUBLIC..........................................46
OWNERSHIP AND TRANSFER OF UNITS..............................................47
REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES........................47
REDEMPTION...................................................................48
HOW BONDS MAY BE REMOVED FROM THE TRUSTS.....................................49
INFORMATION ABOUT THE TRUSTEE................................................49
INFORMATION ABOUT THE SPONSOR................................................50
DESCRIPTION OF BOND RATINGS..................................................51
       Standard & Poor's Rating51
       Moody's Investors Service Rating......................................51
       Fitch Ratings.........................................................52
OTHER INFORMATION............................................................52

NUVEEN DEFINED PORTFOLIOS

                           NUVEEN TAX-FREE UNIT TRUST

                                   PROSPECTUS
                                    PART ONE
                                DECEMBER 22, 2003

NUVEEN TAX-FREE DEFINED PORTFOLIOS

         Each Series of the Nuveen Tax-Free Defined Portfolios ("Defined Portfolios" "Portfolio(s)" or "Trust(s)") is one of a series of separate but similar investment companies created by Nuveen Investments, LLC ("Nuveen" or the "Sponsor"), each of which is designated by a different Series number. Each Series includes one or more underlying separate unit investment trusts; the trusts in which few or none of the Bonds are insured are sometimes referred to as the "Traditional Portfolios," the trusts in which all of the Bonds are insured as described herein are sometimes referred to as the "Insured Portfolios," and the state trusts (both Traditional and Insured) are sometimes referred to as the "State Portfolios." The general terms "Portfolio(s)" or "Trust(s)" should be understood to refer collectively to both Traditional and Insured Portfolios. Each Series was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Indenture") between the Sponsor and JPMorgan Chase Bank (the "Trustee").

         The Sponsor has deposited with the Trustee the Bonds listed in the "SCHEDULES OF INVESTMENTS" in Part Two of the Prospectus, which constitute the Portfolios' underlying Securities.

         Payment of interest on the Bonds in each Insured Portfolio, and of principal at maturity, is guaranteed under policies of insurance obtained generally by the Sponsor or by the issuers of the Bonds. (See "INSURANCE ON THE BONDS.")

         At the Date of Deposit, each National Portfolio, State Portfolio and Discount Portfolio consisted of long-term (approximately 15 to 40 year maturities) obligations; each Long Intermediate Portfolio consisted of intermediate to long-term (approximately 11 to 19 year maturities) obligations; each Intermediate Portfolio and State Intermediate Portfolio consisted of intermediate-term (approximately 5 to 15 year maturities) obligations; each Short Intermediate Portfolio and State Short Intermediate Portfolio consisted of short to intermediate-term (approximately 3 to 7 year maturities) obligations; and each Short Term Portfolio consisted of short-term (approximately 1 to 5 year maturities) obligations.

         Each Portfolio consists of fixed-rate municipal debt obligations. Because of this an investment in a Portfolio should be made with an understanding of the risks which investment in debt obligations may entail, including the risk that the value of the debt obligations, and therefore of the Units, will decline with increases in market interest rates. In general, the longer the period until the maturity of a Bond, the more sensitive its value will be to fluctuations in interest rates. During the past decade there have been substantial fluctuations in interest rates and, accordingly, in the value of long-term debt obligations. The Sponsor cannot predict the extent or timing of such fluctuations and, accordingly, their effect upon the value of the Bonds. Other risks include the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, "mandatory put" features, early call provisions and the potential for changes in the tax status of the Bonds.

         Each Unit of a Portfolio represents a fractional undivided interest in the principal and net income of such Portfolio in the ratio set forth in "ESSENTIAL INFORMATION" in Part Two of the Prospectus for the applicable Portfolio. To the extent that any Units are redeemed by the Trustee, the aggregate value of the Portfolio's assets will decrease by the amount paid to the redeeming Unitholder, but the fractional undivided interest of each unredeemed Unit in such Portfolio will increase proportionately. The Units offered hereby are issued and outstanding Units which have been purchased by dealers in the open market. No offering is being made on behalf of the Portfolios and any profit or loss realized on the sale of Units will accrue to such dealers.

OBJECTIVES OF THE PORTFOLIOS

         The objectives of the Portfolios are income exempt from Federal income tax and, in the case of State Portfolios, where applicable, from state income and intangibles taxes, and conservation of capital, through an investment in obligations issued by or on behalf of states and territories of the United States and authorities and political subdivisions thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authorities, exempt from Federal income tax under existing law. Bonds in any State Portfolio have been issued primarily by or on behalf of the state for which such Portfolio is named and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel, exempt from Federal and (except for certain Bonds in the Connecticut Portfolios, which were issued prior to the taxation by Connecticut of interest income of resident individuals) certain state income tax and intangibles taxes, if any, for purchasers who qualify as residents of that state. Insurance guaranteeing the timely payment, when due, of all principal and interest on the Bonds in each Insured Portfolio has been obtained, and as a result of such insurance, the Bonds in the Insured Portfolios are rated "Aaa" by Moody's, "AAA" by Fitch and/or "AAA" by Standard & Poor's. (See "INSURANCE ON THE BONDS.") All obligations in each Traditional Portfolio were rated at the date the Portfolio was established in the category "A" or better (BBB or Baa or better by Standard & Poor's and Moody's, respectively, in the case of National Trust 76 and earlier National Trusts and SP-1, MIG 2 or F-2 or better, respectively, in the case of short-term obligations included in a Short Term Traditional Trust) by Standard & Poor's, Moody's and/or Fitch (including provisional or conditional ratings). In addition, certain Bonds in certain Traditional Portfolios may be covered by insurance guaranteeing the timely payment, when due, of all principal and interest. There is, of course, no guarantee that the Portfolios' objectives will be achieved. Gains realized on the sale, payment on maturity or redemption of the Bonds by the Trustee or on the sale or redemption of Units by a Unitholder are included in a Unitholder's gross income for Federal income tax purposes. (See "TAX STATUS.") For a comparison of net after-tax returns for various tax brackets, see the "TAXABLE EQUIVALENT YIELDS" table herein.

SUMMARY OF PORTFOLIOS

         In selecting Bonds for each Portfolio, the following factors, among others, were considered: (i) the Standard & Poor's, Moody's and/or Fitch ratings of the Bonds, (ii) the prices of the Bonds relative to other bonds of comparable quality and maturity (in addition, in the case of Discount Portfolios, the prices relative to newly issued bonds of comparable quality, coupon, and maturity, i.e., the existence of "market" discount), (iii) the diversification of Bonds as to purpose of issue and location of issuer, (iv) the maturity dates of the Bonds, and (v) in the case of Insured Portfolios only, the availability of insurance on such Bonds. (See "INSURANCE ON THE BONDS.")

         Each Portfolio consists of municipal bonds. As set forth in Part Two of this Prospectus, the Portfolios may contain or be concentrated in one or more of the types of bonds discussed below. The following paragraphs briefly discuss certain circumstances which may adversely affect the ability of issuers of Bonds held in a Portfolio to make payments of principal and interest or the ratings of such Bonds. For economic risks specific to the individual Portfolios, see herein this Part One Prospectus and the Information Supplement of this Prospectus.

         Escrow Secured Obligations are typically secured by direct obligations of the U.S. Government or in some cases obligations guaranteed by the U.S. Government placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These obligations are generally noncallable prior to maturity or the predetermined redemption date. In a few isolated instances, however, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.

         Health Care Facility Obligations are obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels of the facility, demand for services, wages of employees, overhead expenses, competition from other similar providers, government regulation, the cost of malpractice insurance, and the degree of governmental financial assistance, including Medicare and Medicaid.

         Housing Obligations are obligations of issuers whose revenues are primarily derived from mortgage loans on single family residences or housing projects for low to moderate income families. Housing obligations are generally prepayable at any time and therefore their average life will ordinarily be less than their stated maturities.

The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including occupancy levels, rental income, mortgage default rates, operating expenses, governmental regulations and the appropriation of subsidies.

         Industrial Revenue Obligations are industrial revenue bonds ("IRBs"), including pollution control revenue bonds, which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. Debt service payment on IRBs is dependent upon various factors, including the creditworthiness of the corporate operator of the project and, if applicable, corporate guarantor, revenues generated from the project, expenses associated with the project and regulatory and environmental restrictions.

         Utility Obligations are obligations of issuers whose revenues are primarily derived from the sale of several types of energy, including electric and natural gas. The ability of such issuers to make debt service payments on these obligations is dependent on various factors, including the rates for electricity and natural gas, the demand for electricity and natural gas, the degree of competition, governmental regulation, overhead expenses and variable costs, such as fuel.

         Transportation Facility Revenue Bonds are obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports. The ability of issuers to make debt service payments on airport obligations is dependent on the capability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, many airlines may have difficulty meeting their obligations under these use agreements. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or of other governmental financial assistance. The revenue of issuers of transit system obligations will be affected by variations in utilization, which in turn may be affected by the degree of local governmental subsidization, competition from other forms of transportation, and increased costs. Port authorities derive their revenues primarily from fees imposed on ships using the facilities which may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks. The revenues of issuers which derive their payments from bridge, road or tunnel toll revenues could be adversely affected by increases in fuel costs, competition from toll-free vehicular bridges and roads and alternative modes of transportation.

         Water and/or Sewerage Obligations are obligations of issuers whose revenues are payable from the sale of water and/or sewerage services. The problems of such issuers include the ability to obtain rate increases, population declines, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of obtaining new supplies of fresh water, the effect of conservation programs and "no-growth" zoning ordinances.

         University and College Revenue Obligations are obligations of issuers whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include declines in the number of the population consisting of "college" age individuals, possible inability to raise tuitions and fees, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

         Bridge Authority and Tollroad Obligations are obligations of issuers which derive their payments from bridge, road or tunnel toll revenues. The revenues of such an issuer could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof. Specifically, governmental regulations restricting the use of vehicles in the New York City metropolitan area may adversely affect revenues of the Triborough Bridge and Tunnel Authority.

         Dedicated-Tax Supported Bonds are obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure the bonds. The various types of Bonds described below differ in structure and with respect to the rights of the bondholders to the underlying property. Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth below. One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues. Another type of dedicated-tax supported Bond is secured by a special tax levied on real property within a defined geographical area in such a manner that the tax is levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying property for unpaid taxes. A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction. As to any of these types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such Bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion. Each of these factors will have a different affect on each distinct type of dedicated-tax supported bonds.

         Municipal Lease Obligations are obligations that are secured by lease payments of a governmental entity. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligations could result in insufficient funds available for payment of the obligations secured thereby.

         Market Discounts or Premiums. Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable securities. The current returns of market discount securities are lower than comparably rated securities selling at par because discount securities tend to increase in market value as they approach maturity. The current returns of market premium securities are higher than comparably rated securities selling at par because premium securities tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium security will result in reduction in yield to a Portfolio. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

         Original Issue Discount Bonds and Stripped Obligations are bonds which were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

         Certain of the original issue discount bonds in a Portfolio may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. Zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

         Original issue discount bonds, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption (the "Accreted Value") plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "SCHEDULES OF INVESTMENTS" in Part Two for call provisions of portfolio Bonds.

         Certain of the Bonds in a Portfolio may be stripped obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation ("Stripped Obligations."). Each Stripped Obligation has been purchased at a discount from the amount payable at maturity. A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above.

         Unitholders should consult their own tax advisers with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

COMPOSITION OF PORTFOLIOS

         Each Portfolio consists of such Bonds listed in the Schedules of Investments in Part Two as may continue to be held from time to time (including certain securities deposited in the Trust in exchange or substitution for Bonds upon certain refundings), together with accrued and undistributed interest thereon and undistributed cash realized from the disposition of Bonds. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond. Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders, and not reinvested, no assurance can be given that a Portfolio will retain for any length of time its present size and composition.

         The Sponsor participated as either the sole underwriter or manager or as a member of the syndicates which were the original underwriters of a number of the Bonds in certain Portfolios. An underwriter or underwriting syndicate purchases bonds from the issuer on a negotiated or competitive bid basis as principal with the intention of marketing such bonds to investors at a profit.

         A Trust portfolio may consist of Bonds priced at a deep "market" discount from par value at maturity. A primary reason for the market values of the Bonds being less than their par values is that the coupon interest rates on the Bonds are lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance the Bonds were for the most part issued at then current coupon interest rates. The current yields (coupon interest income as a percentage of market price) of discount bonds are lower than the current yields of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. (See "TAX STATUS.") Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the market discount of discount bonds will increase and the value of such bonds will decrease; and if interest rates decline, the market discount of discount bonds will decrease and the value of the bonds will increase. Market discount attributable to interest rate changes does not necessarily indicate a lack of market confidence in the issuer. Investors should also be aware that many of the Bonds in each Trust portfolio are subject to special or extraordinary redemption at par (in the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to redemption; such price is hereafter referred to as "Accreted Value") under certain circumstances, including economic and other defaults. Under such circumstances the redemption price for such Bonds would not include any premium over par or Accreted Value which the investor may have paid for such Bonds.

         As a number of the Trusts contain Bonds issued by school districts, investors should be aware that litigation challenging the validity, under state constitutions, of present systems of financing public education has been initiated in a number of states. Decisions have been reached in some states holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor, however, does not believe that such efforts, even if successful, will have a material adverse effect on the ability of any of the issuers of Bonds contained in the Trusts' portfolios to make principal and interest payments when due.

         Sale, maturity and redemption of bonds. Certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms. The proceeds from such events will be used to pay for Units redeemed or distributed to Unitholders and not reinvested; accordingly, no assurance can be given that a Portfolio will retain for any length of time its present size and composition.

         All of the Bonds in each Portfolio are subject to being called or redeemed in whole or in part prior to their stated maturities pursuant to the optional redemption provisions described in the "SCHEDULES OF Investments" in Part Two and in most cases pursuant to a sinking fund or special or extraordinary redemption provisions. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption of all or a portion of an issue upon the occurrence of certain circumstances usually related to defaults or unanticipated changes in circumstances. Events that may permit or require the special or extraordinary redemption of bonds include, among others: substantial damage to or destruction of the project for which the proceeds of the bonds were used; exercise by a local, state or Federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; a final determination that the interest on the bonds is taxable; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomical; changes in law or an administrative or judicial decree which render the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which create unreasonable burdens or which impose excessive liabilities, such as taxes, not imposed on the date the bonds were issued, on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds which may be applied to redeem bonds; an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds; or a default in payment or failure to comply with the restrictions created as part of the bond financing on the part of the operator or principal user of a project financed by the bonds. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of Bonds. See the discussion of the various types of bond issues, above, for information on the call provisions of such bonds, particularly single family mortgage revenue bonds. Certain Bonds may carry a "mandatory put" (also referred to as a "mandatory tender" or "mandatory repurchase") feature pursuant to which the holder of such a Bond will receive payment of the full principal amount thereof on a stated date prior to the maturity date unless such holder affirmatively acts to retain the Bond. The Trustee does not have the authority to act to retain any Bonds with such features; accordingly, it will receive payment of the full principal amount of any such Bonds on the stated put date and such date is therefore treated as the maturity date of such Bonds in selecting Bonds for the respective Portfolios and for purposes of calculating the average maturity of the Bonds in any Portfolio.

         The exercise of redemption or call provisions will (except to the extent the proceeds of the called Bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Portfolio involved. The exercise of redemption call provisions is more likely to occur in situations where the Bonds have an offering side evaluation which represents a premium over par (as opposed to a discount from par). (In the case of original issue discount bonds, such redemption is generally to be made at the issue price plus the amount of original issue discount accreted to the date of redemption; such price is referred to as "Accreted Value"). Because Bonds may have been valued at prices above or below par value or the then-current Accreted Value at the time Units were purchased, Unitholders may realize gain or loss upon the redemption of portfolio Bonds. (See "TAX STATUS" and "DISTRIBUTIONS TO UNITHOLDERS" herein and the "SCHEDULES OF INVESTMENTS" in Part Two of this Prospectus.)

         Legislation. Legislation may be enacted at any time with respect to the Bonds in a Portfolio or the issuers of the Bonds. Changing approaches to regulation, particularly with respect to the environment, may have a negative impact on certain companies represented in a Portfolio. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on a Portfolio or will not impair the ability of the issuers of the Bonds to meet their obligations.

         Certain tax matters; Litigation. Certain of the Bonds in each Portfolio may be subject to continuing requirements regarding the actual use of Bond proceeds, the manner of operation of the project financed from bond proceeds or the rebate of excess earnings on bond proceeds, any of which may affect the exemption of interest on such Bonds from Federal income taxation. Although at the time of issuance of each of the Bonds in each Portfolio an opinion of bond counsel was rendered as to the exemption of interest on such obligations from Federal income taxation, and the issuers covenanted to comply with all requirements necessary to retain the tax-exempt status of the Bonds, there can be no assurance that the respective issuers or other obligors on such obligations will fulfill the various continuing requirements established upon issuance of the Bonds. A failure to comply with such requirements may cause a determination that interest on such obligations is subject to Federal income taxation, perhaps even retroactively from the date of issuance of such Bonds, thereby reducing the value of the Bonds and subjecting Unitholders to unanticipated tax liabilities.

         Except as otherwise indicated herein or in Part Two of the Prospectus, to the best knowledge of the Sponsor, there was no litigation pending as of the date of this Prospectus in respect of any Bonds which might reasonably be expected to have a material adverse effect on any of the Portfolios. It is possible that after the date of this Prospectus, litigation may be initiated with respect to Bonds in any Portfolio. Any such litigation may affect the validity of such Bonds or the tax-exempt nature of the interest thereon, but while the outcome of litigation of such nature can never be entirely predicted, the opinions of bond counsel to the issuer of each Bond on the date of issuance state that such Bonds were validly issued and that the interest thereon is, to the extent indicated, exempt from Federal income tax.

         An investment in Units of any Portfolio should be made with an understanding of the risks that such an investment may entail. These include but are not limited to the ability of the issuer, or, if applicable, the insurer, to make payments of interest and principal when due, the effects of changes in interest rates generally, early call provisions and the potential for changes in the tax status of the Bonds. The following paragraphs discuss certain characteristics of the Bonds in the Portfolios and of certain types of issuers in whose securities a Portfolio may be deemed to be "concentrated." These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in the portfolio of a Portfolio or which may adversely affect the ratings of such Bonds; with respect to the Insured Portfolios, however, because of the insurance obtained by the Sponsor or by the Bond issuers, such changes should not adversely affect any Insured Portfolio's receipt of principal and interest, or the Standard & Poor's AAA, Fitch's AAA or Moody's Aaa ratings of the Bonds in an Insured Portfolio's portfolio.

RISK FACTORS

         You can lose money by investing in a Portfolio. Your investment is at risk primarily because of:

         Interest rate risk. Interest rate risk is the risk that Bonds in a Portfolio will decline in value because of a rise in interest rates. Generally, Bonds will increase in value when interest rates decline and decrease in value when interest rates rise. Typically, Bonds with longer periods before maturity are more sensitive to interest rate changes.

         Credit risk. Credit risk is the risk that an issuer of a Bond in a Portfolio or an insurer is unable or unwilling to meet its obligations to make interest and principal payments.

         Call risk. Call risk is the risk that Bonds can be prepaid or "called" by the issuer before their stated maturity. If Bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield. Also, an early call at par of a premium Bond will reduce your return. Bonds in a Portfolio are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Portfolio. The dates and prices upon which the Bonds are first subject to optional calls are provided in "Schedule of Investments." The Bonds may also be subject to special or extraordinary call provisions and "mandatory put" features that may cause the Bonds to be removed from a Portfolio prior to maturity or stated call dates.

         Market risk. Market risk is the risk that the market value of a Bond or a Portfolio may change rapidly and unpredictably, causing the Bond or the Portfolio to be worth less than its original price. Volatility in the market price of the Bonds in a Portfolio changes the value of the Units of the Portfolio. Market value may be affected by a variety of factors including, among others:

     o    Changes in the perceptions about the issuers or insurers;

     o    Changes in interest rates or inflation;

     o    Changes in the ratings of the issuers or insurers; or

     o Changes in the financial condition of the issuers or insurers of the bonds.

         Liquidity risk. Liquidity risk is the risk that the value of the Bonds may be reduced if trading in the bonds is limited or absent. Because the Bonds will generally trade in the over-the-counter market, a liquid trading market may not exist.

         Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.

         Bond quality risk. Bond quality risk is the risk that a reduction in a Bond's rating may decrease its value and the value of your investment in a Portfolio.

         Reduced diversification risk. Reduced diversification risk is the risk that the diversification of your investment is reduced as Bonds in a Portfolio are called, sold or mature. This reduction in diversification may increase the risk of loss and increase your share of Portfolio expenses.

         Litigation and legislation risk. Litigation and legislation risk is the risk that future litigation or legislation could affect the value of a Portfolio. In particular, future tax legislation could affect the value of a Portfolio by reducing tax rates, imposing a flat or other form of tax, exempting investment income from tax or changing the tax status of the Bonds.

         Concentration risk. When Bonds in a particular industry make up 25% or more of a Portfolio, it is said to be "concentrated" in that industry, which makes a Portfolio less diversified and subject to more market risk. See "Risk/Return Summary--Primary Risks" for each Portfolio for a description of any concentrations and the related risks.

         Zero coupon risk. If a Portfolio contains zero coupon Bonds, the following factors should be considered. Zero coupon Bonds do not provide for the payment of any current interest. The buyer receives only the right to receive a final payment of the face amount of the Bond at its maturity. Zero coupon Bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are Bonds of comparable quality that pay interest currently.

INSURANCE ON THE BONDS

         The Bonds in the Insured Portfolios are covered by insurance policies obtained by the Sponsor or by the issuers or underwriters of Bonds from the Municipal Bond Insurance Association (the "Association") (for Insured Series 1 through 107), "MBIA" (for Insured Series 108 through Series 1153), or from AMBAC, FGIC, FSA or MBIA guaranteeing payment of principal and interest on the bonds when due (the "Insurers"). From Series 1154 onward, the Schedule of Investments in Part Two of this Prospectus identifies the insurer of each bond. Insurance guarantees the timely payment, when due, of all principal and interest on the bonds. Such insurance is effective so long as the insured bond is outstanding and the insurer remains in business. Insurance relates only to the particular bond and not to the Units offered hereby or to their market value. The bonds have received a rating of "Aaa" by Moody's, "AAA" by Fitch and/or "AAA" by Standard & Poor's in recognition of such insurance. There can be no assurance that any Insurer listed will be able to satisfy its commitments in the event claims are made in the future. However, Standard & Poor's, Fitch and/or Moody's have rated the claims-paying ability of each Insurer "AAA," "AAA" or "Aaa," respectively. The following are brief descriptions of the Insurers. See the Information Supplement to this Prospectus for more complete for more complete descriptions. The Information Supplement may be requested from the Trustee.

         AMBAC Assurance Corporation. AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. AMBAC is a wholly owned subsidiary of AMBAC Financial Group, Inc., a 100% publicly-held company.

         Financial Guaranty Insurance Company. FGIC is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against FGIC. FGIC is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. FGIC is currently licensed to write insurance in all 50 states and the District of Columbia.

         Financial Security Assurance Inc. FSA is a monoline insurance company incorporated under the laws of the State of New York. FSA is licensed to engage in the financial guaranty insurance business in all 50 states, the

District of Columbia, Puerto Rico and the U.S. Virgin Islands. FSA and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. FSA and its subsidiaries principally insure asset-backed, collateralized and municipal securities. FSA is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia, S.A., a publicly held Belgian corporation.

         MBIA Insurance Corporation. MBIA is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against MBIA. MBIA is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has three branches, one in the Republic of France, one in the Republic of Singapore and one in the Kingdom of Spain.

         Insurance guaranteeing the timely payment, when due, of all principal and interest on certain Bonds in a Traditional Portfolio may have been obtained by the Sponsor, issuer or underwriter of the particular Bonds involved or by another party. Such insurance, which provides coverage substantially the same as that obtained with respect to Bonds in Insured Trusts as described above, is effective so long as the insured Bond is outstanding and the insurer remains in business. Insurance relates only to the particular Bond and not to the Units offered hereby or to their market value. Insured Bonds have received a rating of "AAA" by Standard & Poor's, "AAA" by Fitch and/or "Aaa" by Moody's, in recognition of such insurance.

         If a Bond in a Traditional Portfolio is insured, the "SCHEDULE OF INVESTMENTS" in Part Two of this Prospectus will identify the insurer. There can be no assurance that any insurer listed herein will be able to satisfy its commitments in the event claims are made in the future. However, at the date hereof, Standard & Poor's, Fitch and/or Moody's have rated the claims-paying ability of each insurer "AAA," "AAA" or "Aaa," respectively.

         Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies is required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

         The above ratings are not recommendations to buy, sell or hold the Bonds, and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Bonds. See the Information Supplement for further information concerning insurance.

         Because the insurance, if any, will be effective so long as the insured Bonds are outstanding, such insurance will be taken into account in determining the market value of such Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Insured Portfolios. The insurance does not, however, guarantee the market value of the Bonds or of the Units.

PUBLIC OFFERING PRICE

         The Public Offering Price of the Units of each Portfolio for secondary market purchases is determined by adding to the bid price of each Bond in the Portfolio the appropriate sales charge determined in accordance with the table set forth below based upon the number of years remaining to the maturity of each such Bond. See "UNIT VALUE AND EVALUATION." The effect of this method of sales charge calculation will be that different sales charge rates will be applied to each of the various Bonds in a Trust portfolio based upon the maturities of such Bonds, in accordance with the following schedule. As shown, the sales charge on Bonds in each maturity range (and therefore the aggregate sales charge on the purchase) is reduced with respect to purchases of at least $50,000 or 500 Units:


                               AMOUNT OF PURCHASE*

                                 $50,000    $100,000    $250,000    $500,000   $1,000,000   $2,500,000     WRAP
                      UNDER        TO          TO          TO          TO          TO           OR        ACCOUNT
YEARS TO MATURITY    $50,000     $99,999    $249,999    $499,999    $999,999   $2,499,999      MORE      PURCHASES
Less than 1              0           0           0           0           0           0           0          0.000%

1 but less than 2      1.523%     1.446%       1.369%      1.317%      1.215%      1.061%       .900%       0.523%

2 but less than 3      2.041      1.937        1.833       1.729       1.626       1.420       1.225        0.741%

3 but less than 4      2.564      2.433        2.302       2.175       2.041       1.781       1.546        0.964%

4 but less than 5      3.093      2.961        2.828       2.617       2.459       2.175       1.883        1.093%

5 but less than 7      3.627      3.433        3.239       3.093       2.881       2.460       2.165        1.327%

7 but less than 10     4.167      3.951        3.734       3.520       3.239       2.828       2.489        1.567%

10 but less than       4.712      4.467        4.221       4.004       3.788       3.253       2.842        1.712%
13

13 but less than       5.263      4.988        4.712       4.439       4.167       3.627       3.169        2.013%
16

16 or more             5.820      5.542        5.263       4.987       4.603       4.004       3.500        2.320%
--------------------

* Breakpoint sales charges are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

         The secondary market sales charges above are expressed as a percent of the net amount invested; expressed as a percent of the Public Offering Price, the maximum sales charge on a Portfolio, for instance one consisting entirely of Bonds with 16 years or more to maturity, would be 5.50% (5.820% of the net amount invested). The actual secondary sales charge included in the Public Offering Price of any particular Portfolio will depend on the maturities of the Bonds in the Portfolio.

         Pursuant to the terms of the Indenture, the Trustee may terminate a Portfolio if the net asset value of such Portfolio, as shown by certain evaluations, is less than 20% of the original principal amount of the Portfolio.

         At all times while the Units are being offered for sale, the Sponsor will appraise or cause to be appraised daily the value of the underlying Bonds in each Portfolio (1) as of 4:00 p.m. eastern time on each day on which the New York Stock Exchange (the "Exchange") is normally open, or (2) as of such earlier closing time on each day on which the Exchange is scheduled in advance to close at an earlier time (the "Evaluation Time"), and will adjust the Public Offering Price of the Units commensurate with such appraisal. Such Public Offering Price will be effective for all orders received by a dealer at or prior to 4:00 p.m. eastern time, or such earlier closing time, on each such day or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time. Orders received after that time, or on a day when the Exchange is closed for a scheduled holiday or weekend, will be held until the next determination of price.

         Accrued interest from the preceding Record Date to, but not including, the settlement date of the transaction (three business days after purchase) will be added to the Public Offering Price to determine the purchase price of Units. (See "ACCRUED INTEREST.")

         Units may be purchased in the secondary market with the applicable reduced sales charge provided for "Wrap Account Purchases" provided in the Secondary Market Sales Charge Table provided above by: (1) investors who purchase Units through registered investment advisors, certified financial planners and registered broker-dealers who in each case either charge periodic fees for financial planning, investment advisory services, brokerage services, investment services or asset management services, or provide such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" charge is imposed, (2) bank trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, custodial or similar capacity, (3) any person who, for at least 90 days, has been an officer, director or bona fide employee of any firm offering Units for sale to investors, (4) officers and directors of bank holding companies that make Units available directly or through subsidiaries or bank affiliates, (5) officers or directors and bona fide, full-time employees of Nuveen, Nuveen Advisory Corp., Nuveen Institutional Advisory Corp.,

Rittenhouse Financial Services, Inc., and Nuveen Investments, Inc., including in each case these individuals and their spouses, children, parents and spouses' parents, however, purchases by parents and adult children who are not members of the household of the officers, directors or full-time employees described above, must be made through a registered broker-dealer, and (6) any person who for at least 90 days, has been an officer, director or bona fide employee of any vendor who provides services to the Sponsor and who purchases Units through a registered broker-dealer (collectively, the "Discounted Purchases"). Notwithstanding anything to the contrary in this Prospectus, investors who purchase Units with the reduced sales charges described in this paragraph will not receive sales charge reductions for quantity purchases.

         Whether or not Units are being offered for sale, the Trustee will determine the aggregate value of each Portfolio as of 4:00 p.m. eastern time:
(i) on each June 30 or December 31 (or, if such date is not a business day, the last business day prior thereto), (ii) on each day on which any Unit is tendered for redemption (or the next succeeding business day if the date of tender is a non-business day), and (iii) at such other times as may be necessary. For this purpose, a "business day" shall be any day on which the Exchange is normally open. (See "UNIT VALUE AND EVALUATION.")

MARKET FOR UNITS

         Certain dealers may maintain a secondary market for outstanding Units of each Portfolio at their own expense and continuously to offer to purchase Units of each Portfolio at prices, subject to change at any time, which are based upon the bid prices of Bonds in the respective Portfolios as of the Evaluation Time. Unitholders who wish to dispose of Units should inquire of the Trustee or their broker as to current redemption prices. (See "REDEMPTION.")

         In maintaining a market for the Units, dealers may realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold or redeemed. The secondary market Public Offering Price of Units may be greater or less than the cost of such Units to the dealers.

         Certificates, if any, for Units are delivered to the purchaser as promptly after the date of settlement (three business days after purchase) as the Trustee can complete the mechanics of registration, normally within 48 hours after registration instructions are received. Purchasers of Units to whom Certificates are issued will be unable to exercise any right of redemption until they have received their Certificates, properly endorsed for transfer. (See "REDEMPTION.")

ACCRUED INTEREST

         Accrued interest is the accumulation of unpaid interest on a Bond from the last day on which interest thereon was paid. Interest on Bonds in each Portfolio is accounted for daily on an accrual basis. For this reason, the purchase price of Units of a Portfolio will include not only the Public Offering Price but also the proportionate share of accrued interest to the date of settlement. Accrued interest does not include accrual of original issue discount on zero coupon bonds, stripped obligations or other original issue discount bonds. Interest accrues to the benefit of Unitholders commencing with the settlement date of their purchase transaction.

         The Trustee has no cash for distribution to Unitholders until it receives interest payments on the Bonds in the Portfolios. Assuming each Portfolio retains the size and composition shown in the accompanying Part Two and expenses and fees remain the same, annual interest collected and distributed in future periods will approximate the estimated Net Annual Interest Income stated therein. However, the amount of accrued interest at any point in time will be greater than the amount that the Trustee will have actually received and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is included in the purchase price and the redemption price of the Units.

         Interest is accounted for daily, and a proportionate share of accrued and undistributed interest computed from the preceding Record Date is added to the daily valuation of each Unit of each Portfolio. (See "DISTRIBUTIONS TO UNITHOLDERS.") As Bonds mature, or are redeemed or sold, the accrued interest applicable to such Bonds is collected and subsequently distributed to Unitholders. Unitholders who sell or redeem all or a portion of their Units will be paid their proportionate share of the remaining accrued interest to, but not including, the third business day following the date of sale or tender.

ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN

         The Estimated Long Term Return for each Portfolio is a measure of the return to the investor expected to be earned over the estimated life of the Portfolio. The Estimated Long Term Return represents an average of the yields to maturity (or call) of the Bonds in the Portfolio calculated in accordance with accepted bond practice and adjusted to reflect expenses and sales charges. Under accepted bond practice, tax-exempt bonds are customarily offered to investors on a "yield price" basis, which involves computation of yield to maturity or to an earlier call date (whichever produces the lower yield), and which takes into account not only the interest payable on the bonds but also the amortization or accretion of any premium over, or discount from, the par (maturity) value inherent in the bond's purchase price. In the calculation of Estimated Long Term Return, the average yield for a Portfolio is derived by weighting each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced. This weighted average yield is then adjusted to reflect estimated expenses, is compounded, and is reduced by a factor which represents the amortization of the sales charge over the expected average life of a Portfolio. The Estimated Long Term Return calculation does not take into account the difference in timing of payments to Unitholders who choose quarterly or semi-annual plans of distribution, each of which will reduce the return.

         Estimated Current Return is computed by dividing the Net Annual Interest Income per Unit by the Public Offering Price. In contrast to Estimated Long Term Return, Estimated Current Return does not reflect the amortization of premium or accretion of discount, if any, on the Bonds in a Portfolio. Net Annual Interest Income per Unit is calculated by dividing the annual interest income to a Portfolio, less estimated expenses, by the number of Units outstanding.

         Net Annual Interest Income per Unit, used to calculate Estimated Current Return, will vary with changes in fees and expenses of the Trustee and the Evaluator and with the redemption, maturity, exchange or sale of Bonds. A Unitholder's actual return may vary significantly from the Estimated Long Term Return, based on his or her holding period, market interest rate changes, other factors affecting the prices of individual bonds in the Portfolio, and differences between the expected remaining life of portfolio bonds and the actual length of time that the Unitholder remains in a Portfolio; such actual holding periods may be reduced by termination of a Portfolio, as described in "OTHER INFORMATION." Since both the Estimated Current Return and the Estimated Long Term Return quoted on a given business day are based on the market value of the underlying Bonds on that day, subsequent calculations of these performance measures will reflect the then current market value of the underlying Bonds and may be higher or lower. The Sponsor will provide estimated cash flow information relating to a Portfolio without charge to each potential investor in a Portfolio who receives this prospectus and makes an oral or written request to the Sponsor for such information.

         A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns and taxable-equivalent returns on a Portfolio and returns over specified periods on other similar Nuveen Portfolios with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Portfolio. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Portfolios are described more fully elsewhere in the Prospectus.

TAX STATUS

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Portfolio. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences. In addition, the Internal Revenue Service issued new withholding and reporting regulations effective January 1, 2001. Foreign investors should consult their own tax advisors regarding the tax consequences of these regulations.

         Assets of the Portfolios. Each Portfolio will hold various debt obligations (the "Bonds") of state and local governmental entities. All of the assets held by a Portfolio constitute the "Portfolio Assets." For purposes of this federal tax discussion, it is assumed that the Bonds constitute debt the interest on which is excluded from gross income for federal income tax purposes.

         Portfolio Status. The Portfolios will not be taxed as corporations for federal income tax purposes. As a Unitholder, you will be treated as the owner of a pro rata portion of the assets of your Portfolio, and as such you will be considered to have received a pro rata share of income (e.g., accruals of market discount and capital gains, if any) from the Portfolio Assets when such income would be considered to be received by you if you directly owned the Portfolio Assets. This is true even if you elect to have your distributions automatically reinvested into additional Units. In addition, the income from the Portfolio Assets which you must take into account for federal income tax purposes is not reduced by amounts used to pay Portfolio expenses (including the deferred sales charge, if any).

         Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. In addition, with respect to State Portfolios, where applicable, bond counsel to the issuing authorities rendered opinions as to the exemption of interest on such Bonds when held by residents of the State in which the issuers of such Bonds are located, from State income taxes and certain state or local intangibles and local income taxes. Neither the Sponsor, its counsel, nor any of the Special Counsel to the Portfolios for State tax matters have made any special review for the Portfolios of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The Internal Revenue Service (the "Service") has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the Service, interest on such tax-exempt obligations is includable in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the Service will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the Service, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

         Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

         Ownership of the Units may result in collateral federal income tax consequences to certain Unitholders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unitholders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

         If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

         For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference. Except as otherwise noted in Part Two for certain Portfolios, the Portfolios do not include any such bonds.

         In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment

Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Portfolios. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Portfolio.

         Your Tax Basis and Income or Loss Upon Disposition. If your Portfolio disposes of Portfolio Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Portfolio Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Portfolio Asset by apportioning the cost of your Units, generally including sales charges, among each Portfolio Asset ratably according to their value on the date you purchase your Units. In certain circumstances, however, you may have to adjust your tax basis after you purchase your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         Under the recently enacted "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These new capital gains rates are generally effective for taxable years ending on or after May 6, 2003 and beginning before January 1, 2009. However, special effective date provisions are set forth in the Tax Act. For example, there are special transition rules provided with respect to gain properly taken into account for the portion of the taxable year before May 6, 2003.

         For periods not covered by these reduced rates under the Tax Act, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property acquired after December 31, 2000, with a holding period of more than five years.

         Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine years holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         Discount, Accrued Interest and Premium on Debt Obligations. Some Bonds may have been sold with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond which was issued with original issue discount must be increased as original issue discount accrues.

         Some Bonds may have been purchased by you or the Portfolio at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bonds over the purchase price of the Bond. Market discount can arise based on the price a Portfolio pays for a Bond or on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Portfolio receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Alternatively, some Bonds may have been purchased by you or your Portfolio at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

         If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Portfolio receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

         Exchanges and Rollovers. If you elect to reinvest amounts received from the Portfolio into a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Portfolio for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical assets under the wash sale provisions of the Internal Revenue Code.

         Limitations on the Deductibility of Portfolio Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Portfolio's income, even if some of that income is used to pay Portfolio expenses. You may deduct your pro rata share of each expense paid by the Portfolio to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your Portfolio as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Portfolio expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Portfolio.

         In the opinion of Carter, Ledyard & Milburn, counsel to the Trustee and special counsel for the Portfolios for New York tax matters, under existing law:

         Under the income tax laws of the State and City of New York, each Portfolio is not an association taxable as a corporation and the income of each Portfolio will be treated as the income of the Unitholders.

         A summary of each opinion of special counsel to the respective State Portfolios for state tax matters is set forth below.

TAXABLE EQUIVALENT YIELDS

         The following tables show the approximate taxable estimated current returns for individuals that are equivalent to tax-exempt estimated current returns under published 2002 marginal Federal tax rates. The tables illustrate what you would have to earn on taxable investments to equal the tax-exempt estimated current return for your income tax bracket. A taxpayer's marginal tax rate is affected by both his taxable income and his adjusted gross income. Locate your adjusted gross income and your taxable income (which is your adjusted gross income reduced by any deductions and exemptions), then locate your tax bracket based on joint or single tax filing. Read across to the equivalent taxable estimated current return you would need to match the tax-free income.


                                  2004 TAX YEAR
                 MARGINAL FEDERAL TAX RATES FOR JOINT TAXPAYERS
                          WITH FOUR PERSONAL EXEMPTIONS

                                                                                 TAX-FREE ESTIMATED CURRENT RETURN
                                                                            ---------------------------------------------

                           FEDERAL
       FEDERAL            ADJUSTED
       TAXABLE              GROSS          FEDERAL
       INCOME              INCOME            TAX
      (1,000'S)           (1,000'S)         RATE*       4.25%     4.50%    4.75%     5.00%    5.25%     5.50%    5.75%
-------------------------------------------------------------------------------------------------------------------------
      $      0--14,300       $ 0-142,700     10.00%      4.72%      5.00%    5.28%    5.56%     5.83%    6.11%     6.39%

         14,300--58100         0-142,700     15.00%      5.00%      5.29%    5.59%    5.88%     6.18%    6.47%     6.76%

       58,100--117,250         0-142,700     25.00%      5.67%      6.00%    6.33%    6.67%     7.00%    7.33%     7.67%

                         142,700-214,050     25.750%     5.74%      6.08%    6.42%    6.76%     7.09%    7.43%     7.77%

      117,250--178,650         0-142,700     28.00%      5.90%      6.25%    6.60%    6.94%     7.29%    7.64%     7.99%

                         142,700-214,050     28.840%     5.99%      6.34%    6.69%    7.04%     7.39%    7.75%     8.10%

                         214,050-336,550     31.6176%    6.20%      6.57%    6.93%    7.30%     7.66%    8.03%     8.39%

      178,650--319,100   142,700-214,050     33.990%     6.44%      6.82%    7.20%    7.58%     7.95%    8.33%     8.71%

                         214,050-336,550     37.2636%    6.80%      7.20%    7.60%    8.00%     8.40%    8.80%     9.20%

                            Over 336,550     33.990%**   6.44%      6.82%    7.20%    7.58%     7.95%    8.33%     8.71%

          Over 319,100   214,050-336,550     39.522%     7.02%      7.44%    7.85%    8.26%     8.68%    9.09%     9.50%

                            Over 336,500     36.050%***  6.64%      7.03%    7.42%    7.81%     8.20%    8.59%     8.98%


                                  2004 TAX YEAR

                 MARGINAL FEDERAL TAX RATES FOR SINGLE TAXPAYERS
                           WITH ONE PERSONAL EXEMPTION

                                                                    TAX-FREE ESTIMATED CURRENT RETURN
                                                   --------------------------------------------------------------------

                          FEDERAL
       FEDERAL            ADJUSTED
       TAXABLE             GROSS          FEDERAL
       INCOME              INCOME           TAX
      (1,000'S)          (1,000'S)         RATE*    4.25%    4.50%     4.75%     5.00%     5.25%     5.50%     5.75%
-----------------------------------------------------------------------------------------------------------------------
$            0--7,150      $ 0-142,700   10.00%     4.72%    5.00%    5.28%     5.56%     5.83%     6.11%     6.39%

        7,150--29,050        0-142,700   15.00%     5.00%    5.29%    5.59%     5.88%     6.18%     6.47%     6.76%

       29,050--70,350        0-142,700   25.00%     5.67%    6.00%    6.33%     6.67%     7.00%     7.33%     7.67%

      70,350--146,750        0-142,700   28.00%     5.90%    6.25%    6.60%     6.94%     7.29%     7.64%     7.99%

                       142,700-265,200   29.5344%   6.03%    6.38%    6.74%     7.09%     7.45%     7.80%     8.16%

     146,750--319,100  142,700-265,200   34.8084%   6.54%    6.92%    7.31%     7.69%     8.08%     8.46%     8.85%

                          Over 265,200   33.990%**  6.44%    6.82%    7.20%     7.58%     7.95%     8.33%     8.71%

         Over 319,100     Over 265,200   36.050%**  7.64%    7.03%    7.42%     7.81%     8.20%     8.59%     8.98%
--------------------

* The table reflects the effect of the limitations on itemized deductions and the deduction for personal exemptions. They were designed to phase out certain benefits of these deductions for higher income taxpayers. These limitations, in effect, raise the current maximum marginal Federal tax rate to approximately 39.52% for taxpayers filing a joint return and entitled to four personal exemptions and to approximately 36.05% for taxpayers filing a single return entitled to only one personal exemption. These limitations are subject to certain maximums, which depend on the number of exemptions claimed and the total amount of the taxpayer's itemized deductions. For example, the limitation on itemized deductions will not cause a taxpayer to lose more than 80% of his allowable itemized deductions, with certain exceptions.

** Federal tax rate reverts to 33.0% after the 80% cap on the limitation on itemized deductions has been met. The above table reflects only the effect of exemption from Federal income taxes. Unitholders of State Portfolios, which are exempt from both Federal and state taxes, would need a somewhat higher taxable yield than shown in the table to equal the tax-exempt yield of such Portfolios. There can be no assurance that state tax rates will remain unchanged.

*** Federal tax rate reverts to 35.00% after the 80% cap on the limitation on itemized deductions has been met.

         A comparison of tax-free and equivalent taxable estimated current returns with the returns on various taxable investments is one element to consider in making an investment decision. The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns and taxable equivalent returns on a Portfolio and returns over specified periods on other similar Nuveen Portfolios with returns on taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of a Portfolio. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the Federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Portfolios are described more fully elsewhere in this Prospectus.

         The Sponsor believes the information summarized below describes some of the more significant events relating to the various State Portfolios. The sources of such information are official statements of issuers in each state and other publicly available information, generally as of the date on or before the date of this Part One of the Prospectus, unless otherwise indicated. The Sponsor has not independently verified this information and makes no representation regarding the accuracy or completeness of the sources of information which have been available to it, but believes them to be complete and has itself relied upon them.

ALABAMA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Alabama is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of banking, manufacturing, mining, oil and gas production and service industries, supplemented by rural areas with selective commercial agriculture. The Alabama economy grows at a slower rate than the national economy as does its income growth.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Alabama currently maintains a "AA; outlook: negative," "Aa3" and "AA" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Alabama risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Alabama Portfolio, Balch & Bingham, special counsel to the Portfolio for Alabama tax matters rendered an opinion under then existing Alabama income tax law applicable to taxpayers whose income is subject to Alabama income taxation substantially to the effect that:

         Under the income tax laws of Alabama, an Alabama Portfolio is not taxable as a corporation or otherwise.

         Income of an Alabama Portfolio, to the extent it is taxable, will be taxable to the Unitholders, not to an Alabama Portfolio.

         Each Unitholder's distributive share of the Alabama Portfolios' net income will be treated as the income of the Unitholder for Alabama income tax purposes.

         Interest on obligations of the State and subdivisions thereof and the Possessions of the United States held by an Alabama Portfolio which is exempt from the Alabama income tax will retain its tax-exempt character when the distributive share thereof is distributed or deemed distributed to each Unitholder.

         Each Unitholder will, for the purposes of the Alabama income tax, treat his distributive share of gains realized upon the sale or other disposition of the Bonds held by an Alabama Portfolio as though the Bonds were sold or disposed of directly by the Unitholders.

         Gains realized on the sale or redemption of Units by Unitholders who are subject to the Alabama income tax will be includable in the Alabama income of such Unitholders.

ARIZONA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Arizona is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on services, tourism and manufacturing. These sectors tend to be cyclical.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Arizona risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Snell & Wilmer acted as special Arizona counsel to Arizona Traditional Portfolios 192 and all prior Arizona Traditional Portfolio. Chapman and Cutler LLP, counsel to the Portfolios, acted as special Arizona counsel to Arizona Traditional Portfolio 193 and all subsequent Portfolios, including all Arizona Insured Portfolios. At the time of the closing for each Arizona Portfolio, the respective counsel to the Portfolios for Arizona tax matters rendered an opinion under then existing Arizona income tax law applicable to taxpayers whose income is subject to Arizona income taxation substantially to the effect that:

         The assets of each Arizona Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of Arizona (the "State"), its political subdivisions and authorities (the "Arizona Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds") (collectively the Arizona Bonds and Possession Bonds shall be referred to herein as the "Bonds"), provided the interest on such Bonds received by a Portfolio is exempt from State income taxes.

         Neither the Sponsor nor counsel to the Portfolios have independently examined the Bonds to be deposited in and held in a Portfolio. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Arizona income tax (the "Arizona Income Tax"). It is assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that with respect to the Arizona Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Bonds is exempt from the Arizona Income Tax and with respect to the Possessor Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the Possession Bonds is exempt from all state and local income taxation. Neither the Sponsor nor counsel to the Portfolios has made any review for the Arizona Portfolios of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of counsel to the Portfolios, under existing law:

         For Arizona income tax purposes, each Unitholder will be treated as the owner of a pro rata portion of an Arizona Portfolio, and the income of an Arizona Portfolio therefore will be treated as the income of the Unitholder under State law.

         For Arizona income tax purposes, interest on the Arizona Bonds which is excludable from Federal gross income and which is exempt from Arizona income taxes when received by an Arizona Portfolio, and which would be excludable from Federal gross income and exempt from Arizona income taxes if received directly by a Unitholder, will retain its status as tax-exempt interest when received by an Arizona Portfolio and distributed to the Unitholders.

         To the extent that interest derived from an Arizona Portfolio by a Unitholder with respect to the Arizona Bonds is excludable from Federal gross income, such interest will not be subject to Arizona income taxes.

         Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Arizona Portfolios will be exempt from Arizona income taxation and therefore will not be includable in the income of the Unitholders for income tax purposes when distributed by an Arizona Portfolio and received by the Unitholders.

         Each Unitholder will receive taxable gain or loss for Arizona income tax purposes when Bonds held in an Arizona Portfolio are sold, exchanged, redeemed or paid at maturity, or when the Unitholder redeems or sells Units, at a price that differs from original cost as adjusted for accretion of Bond discount or amortization of premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to an Arizona Portfolio, if later.

         Amounts paid by the Insurer under an insurance policy or policies issued to an Arizona Portfolio, if any, with respect to the Bonds in the Portfolio which represent maturing interest on defaulted Bonds held by the Trustee will be exempt from State income taxes if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted Bonds provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the Bonds, rather than the insurer, will pay debt service on the Bonds.

         Arizona law does not permit a deduction for interest paid or incurred on indebtedness incurred or continued to purchase or carry Units in the Arizona Portfolios, the interest on which is exempt from Arizona income taxes. Special rules apply to financial institutions, and such institutions should consult their own tax advisors with respect to deductions of interest.

         Neither the Bonds nor the Units will be subject to Arizona property taxes, sales tax or use tax.

         Counsel to the Portfolios has expressed no opinion with respect to taxation under any other provision of Arizona law. Ownership of the Units may result in collateral Arizona tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

CALIFORNIA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of California is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State faces a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters and cutbacks in federal defense spending, weakness in the technology sector and fluctuations in the energy supply. In addition, California's population increase has resulted in traffic congestion, school overcrowding and high housing costs which have caused an increase in demand for government services and which may impede future economic growth.

         Widely publicized difficulties in California's energy supplies also pose risks to the economy, especially if there are prolonged blackouts or shortages of natural gas. Slower than expected economic growth, or significant interruptions in energy supplies, could adversely affect the State's revenues.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On December 7, 1994, Orange County, California, together with its pooled investment fund (the "Pooled Fund") filed for protection under Chapter 9 of the federal Bankruptcy Code. Many governmental entities kept moneys in the Pooled Fund.

         All outstanding general obligation bonds of the State are rated "BBB; outlook: stable" by Standard & Poor's, "A3" by Moody's and "A; watch; negative" by Fitch.

         Further information concerning California risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Jones, Day, Reavis & Pogue acted as special California counsel to California Traditional Portfolio 206 and all prior California Traditional Portfolios and to California Insured Portfolio 77 and all prior California Insured Portfolios. Wyman, Bautzer, Kuchel & Silbert acted as special California counsel to California Traditional Portfolio 207 through California Traditional Portfolio 239 and California Insured Portfolio 78 through California Insured Portfolio 107. Orrick, Herrington & Sutcliffe, L.L.P. acted as special California counsel to California Traditional Portfolio 240 and all subsequent California Traditional Portfolios and to California Insured Portfolio 108 and to all subsequent California Insured Portfolios and to California Intermediate Insured Portfolio 1 and all subsequent California Intermediate Insured Portfolios. At the time of the closing for each California

Portfolio, the respective counsel to the Portfolios rendered an opinion under then existing California income and property tax law applicable to individuals who are California residents substantially to the effect that:

         A California Portfolio is not an association taxable as a corporation and the income of a California Portfolio will be treated as the income of the Unitholders thereof under the income tax laws of California.

         Interest on the underlying securities (which may include bonds or other obligations issued by the governments of Puerto Rico, the Virgin Islands, Guam or the Northern Mariana Islands) which is exempt from tax under California personal income tax and property tax laws when received by a California Portfolio will, under such laws, retain its status as tax-exempt interest when distributed to Unitholders. However, interest on the underlying securities attributed to a Unitholder which is a corporation subject to the California franchise tax laws may be includable in its gross income for purposes of determining its California franchise tax.

         Under California income tax law, each Unitholder in a California Portfolio will have a taxable event when the California Portfolio disposes of a security (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units. Because of the requirement that tax cost basis be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The total tax cost of each Unit to a Unitholder is allocated among each of the bond issues held in a California Portfolio (in accordance with the proportion of the California Portfolio comprised by each bond issue) in order to determine his per unit tax cost for each bond issue; and the tax cost reduction requirements relating to amortization of bond premium will apply separately to the per unit cost of each bond issue. Unitholders' bases in their Units, and the bases for their fractional interest in each California Portfolio asset, may have to be adjusted for the their pro rata share of accrued interest received, if any, on securities delivered after the Unitholders' respective settlement dates.

         Under the California personal property tax laws, bonds (including the bonds in a California Portfolio as well as "regular-way" and "when-issued" contracts for the purchase of bonds) or any interest therein are exempt from such tax.

         Any proceeds paid under an insurance policy, if any, issued to the Trustee of the Fund with respect to the bonds in a California Portfolio as well as "regular-way" and "when-issued" contracts for the purchase of bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from California personal income tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         Under Section 17280(b)(2) of the California Revenue and Taxation Code, interest on indebtedness incurred or continued to purchase or carry Units of a Portfolio is not deductible for the purposes of the California personal income tax. While there presently is no California authority interpreting this provision, Section 17280(b)(2) directs the California Franchise Tax Board to prescribe regulations determining the proper allocation and apportionment of interest costs for this purpose. The Franchise Tax Board has not yet proposed or prescribed such regulations. In interpreting the generally similar Federal provision, the Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units (although the Service has not contended that a deduction for interest on indebtedness incurred to purchase or improve a personal residence or to purchase goods or services for personal consumption will be disallowed). In the absence of conflicting regulations or other California authority, the California Franchise Tax Board generally has interpreted California statutory tax provisions in accord with Internal Revenue Service interpretations of similar Federal provisions.

COLORADO RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Colorado is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State experienced significant revenue shortfalls. A Constitutional Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the bonds, are affected by numerous factors. The economy of the State continues to be dependent on tourism and its position as a transportation hub. These sectors tend to be cyclical.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         Further information concerning Colorado risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Colorado Trust, Sherman & Howard L.C., special Colorado counsel to the Colorado Portfolios, rendered an opinion under then existing law substantially to the effect that:

         A Portfolio will consist of obligations which were issued by the State of Colorado or its political subdivisions or by the United States or possessions of the United States including Puerto Rico, the Virgin Islands and Guam ("Colorado Bonds").

         Because Colorado income tax law is based upon the Federal law and in light of the opinion of Chapman and Cutler LLP, each Portfolio is not an association taxable as a corporation for purposes of Colorado income taxation.

         With respect to Colorado Unitholders, in view of the relationship between Federal and Colorado tax computations described above and the opinion of Chapman and Cutler LLP referred to above:

         Each Colorado Unitholder will be treated as owning a share of each asset of a Portfolio for Colorado income tax purposes, in the proportion that the number of Units of such Portfolio held by the Unitholder bears to the total number of outstanding Units of the Portfolio, and the income of the Portfolio will therefore be treated as the income of each Colorado Unitholder under Colorado law in the proportion described.

         Interest on Colorado Bonds that would not be subject to Colorado income tax or Colorado alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income tax or alternative minimum tax when received by a Portfolio and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

         Any proceeds paid under an insurance policy issued to the issuer of the Colorado Bonds involved, to the Depositor prior to deposit of the Colorado Bonds in the Portfolio, or to the Portfolio, which proceeds represent maturing interest on defaulted Colorado Bonds and which proceeds would not be subject to Colorado income tax or alternative minimum tax when paid directly to a Colorado Unitholder will not be subject to Colorado income and alternative minimum tax when received by the Portfolio and attributed to such Colorado Unitholder and when distributed to such Colorado Unitholder.

         Generally, each Colorado Unitholder will realize gain or loss taxable in Colorado when the Portfolio disposes of a Colorado Bond (whether by sale, exchange, redemption or payment at maturity) or when the Colorado Unitholder redeems or sells Units at a price that differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Colorado Unitholder's share of interest, if any, accruing on Colorado Bonds during the interval between the Colorado Unitholder's settlement date and the date such Colorado Bonds are delivered to a Portfolio, if later). However, beginning in 2000, a Colorado Unitholder who is an individual, a trust or an estate may be able to exclude from Colorado taxable income up to $1,200 per year ($2,400 for a married couple filing jointly; which limits increase to $1,500 and $3,000, respectively, for years beginning with 2001) of interest income from the Colorado Bonds, gains from a Portfolio's disposition of Bonds or gains from the redemption or sale of the Colorado Unitholder's Units. Under legislation enacted by Colorado in 1999, interest income, dividend income and net capital gains (as defined in Section 1222(11) of the Code) otherwise includable in taxable income qualify for the exclusion. The exclusion will be available only in years during which state revenues exceed by $220 million ($350 million, indexed annually, for fiscal years beginning after July 1, 2000) state spending limits mandated by the

Colorado Constitution, as such revenue and spending limits are described in the Information Supplement to this Prospectus.

         Tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Colorado Unitholders realizing gain taxable in Colorado when their Units are sold or redeemed for an amount equal to or less than their original cost. Such gain may qualify for the exclusion from Colorado taxable income described in the preceding paragraph during years in which the exclusion becomes available.

         If interest on indebtedness incurred or continued by a Colorado Unitholder to purchase Units in a Trust is not deductible for Federal income tax purposes, it will not be deductible for Colorado income tax purposes.

CONNECTICUT RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Connecticut is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Connecticut currently maintains a "AA; outlook: stable," "Aa3" and "AA" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Connecticut risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets of each Connecticut Portfolio consist of obligations issued by or on behalf of the State of Connecticut or its political subdivisions or public instrumentalities, State or local authorities, districts, or similar public entities created under the laws of the State of Connecticut or by or on behalf of a United States territory or possession the interest on the obligations of which Federal law would prohibit Connecticut from taxing if received directly by a Unitholder (the "Bonds"). Certain Bonds in the Connecticut Portfolios that were issued by the State of Connecticut or governmental authorities located in Connecticut may have been issued prior to the enactment of a Connecticut tax on the interest income of individuals; therefore, bond counsel to the issuers of such Connecticut Bonds did not opine as to the exemption of the interest on such Connecticut Bonds from such tax. However, the Sponsor and special counsel to the Portfolios for Connecticut tax matters believe that such interest will be so exempt. Interest on Connecticut Bonds in the Connecticut Portfolios is exempt from the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates.

         At the time of the closing for each Connecticut Portfolio, Day, Berry & Howard, special counsel to the Trusts for Connecticut tax matters, rendered an opinion, which relied explicitly on the opinion of Chapman and Cutler LLP regarding Federal income tax matters, under then existing Connecticut law, substantially to the effect that:

         A Connecticut Portfolio is not subject to any tax on or measured by net income imposed by the State of Connecticut.

         Interest income from Bonds held by a Connecticut Portfolio is not taxable under the Connecticut tax on the Connecticut taxable income of individuals, trusts and estates (the "Connecticut Income Tax"), when such interest is received by a Connecticut Portfolio or distributed by it to a Unitholder.

         Gains and losses recognized by a Unitholder for Federal income tax purposes upon the maturity, redemption, sale, or other disposition by a Connecticut Portfolio of a Bond held by a Connecticut Portfolio or upon the redemption, sale, or other disposition of a Unit of a Connecticut Portfolio held by a Unitholder are taken into account as gains or losses, respectively, for purposes of the Connecticut Income Tax, except that, in the case of a Unitholder holding a Unit of a Connecticut Portfolio as a capital asset, such gains and losses recognized upon the maturity, redemption, sale or exchange of a Bond issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district, or similar public entity created under the laws of the State of Connecticut (a "Connecticut Bond") held by a Connecticut Portfolio are excluded from gains and losses taken into account for purposes of such tax, and no opinion is expressed as to the treatment for purposes of such tax of gains and losses recognized, to the extent attributable to Connecticut Bonds, upon the redemption, sale, or other disposition by a Unitholder of a Unit of a Connecticut Portfolio held by him.

         The portion of any interest income or capital gain of a Connecticut Portfolio that is allocable to a Unitholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Unitholder for purposes of such tax.

         An interest in a Unit of a Connecticut Portfolio that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax.

         Gains and losses from the sale or exchange of Connecticut Bonds held as capital assets are not taken into account for purposes of the Connecticut Income Tax. This rule would apply to gain or loss recognized by a Unitholder holding a Unit of a Connecticut Portfolio as a capital asset upon the maturity, redemption, sale, or other disposition of a Connecticut Bond held by a Connecticut Portfolio. However, it is not clear whether this rule would also apply, to the extent attributable to Connecticut Bonds held by a Connecticut Portfolio, to gain or loss recognized by a Unitholder upon the redemption, sale, or other disposition of a Unit of a Connecticut Trust held by the Unitholder. Unitholders are urged to consult their own tax advisors concerning these matters.

FLORIDA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Florida is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State continues to be dependent on the construction and construction-related manufacturing industries. These industries tend to be highly cyclical and there is no assurance that Florida's rapid population growth, which drove these industries in the past, will continue. Tourism is also one of the State's most important industries. Because many international travelers visit Florida, an increase in the value of the U.S. dollar adversely affects this industry. Moreover, Florida could be impacted by problems in the agricultural sector, including crop failures, severe weather conditions or other agricultural-related problems, particularly with regard to the citrus and sugar industries.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa2, AA+ and AA from Moody's, Standard & Poor's and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue resource from which such series derives funds for repayment.

         Further information concerning Florida risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets of each Florida Portfolio will consist solely of interest-bearing obligations issued by or on behalf of the State of Florida, its political subdivisions and authorities or by the Commonwealth of Puerto Rico, Guam or the Virgin Islands (the "Florida Bonds").

         At the time of the closing for each Florida Portfolio, Carlton, Fields, Ward, Emmanuel, Smith & Cutler, P.A., special counsel to the Portfolios for Florida tax matters, rendered an opinion under then existing law substantially to the effect that:

         For Florida State income tax purposes, the Florida Portfolios will not be subject to the Florida income tax imposed by the Florida Code so long as the Portfolios have no income subject to federal taxation. In addition, political subdivisions of Florida do not impose any income taxes.

         Because Florida does not impose an income tax on individuals, non-corporate Unitholders will not be subject to any Florida income tax on income realized by the Portfolios. Each corporate Unitholder will be subject to Florida income taxation on its share of the income realized by the Portfolios notwithstanding the tax exempt status of the interest received from any bonds under Section 103(a) of the Internal Revenue Code of 1986 or any other federal law, unless the interest income constitutes nonbusiness income. Nevertheless, any corporate Unitholder that has its commercial domicile in Florida will be taxable under the Florida Code on its share of the Florida Portfolio income which constitutes nonbusiness income.

         Florida Trust Units will be subject to Florida estate tax only if owned by Florida residents and may be subject to Florida estate tax if owned by other decedents. However, the Florida estate tax is limited to the amount of the credit allowable under the applicable Federal Revenue Act (currently Section 2011 [and in some cases Section 2102] of the Internal Revenue Code of 1986, as amended) for death taxes actually paid to the several states.

         Neither the Florida Bonds nor the Units will be subject to the Florida ad valorem property tax or Florida sales or use tax.

         Because Florida Bonds issued by the State of Florida or its political subdivisions or by the Commonwealth of Puerto Rico, Guam and the Virgin Islands are exempt from Florida intangible personal property taxation under Chapter 199, Florida Statutes, as amended, the Florida Portfolios will not be subject to Florida intangible personal property tax. In addition, the Unitholders will not be subject to Florida intangible personal property tax on the Units.

GEORGIA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Georgia is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the State are rated "AAA" by Standard & Poor's, "Aaa" by Moody's and "AAA" by Fitch.

         Further information concerning Georgia risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Smith, Gambrell & Russell acted as special Georgia counsel to Georgia Portfolio 188 and all prior Georgia Portfolios. Chapman and Cutler LLP, Counsel to the Portfolios, acted as special Georgia Counsel to Georgia Portfolio 189 and all subsequent Georgia Portfolios. At the time of the closing for each Georgia Portfolio, the respective counsel to the Portfolios rendered an opinion under then existing law substantially to the effect that:

         The assets of the Portfolios will consist of interest-bearing obligations issued by or on behalf of the State of Georgia or counties, municipalities, authorities or political subdivisions thereof (the "Georgia Bonds") and certain bonds issued by Puerto Rico authorities (the "Possession Bonds," and collectively with the Georgia Bonds, the "Bonds").

         Neither the Sponsor nor counsel to the Georgia Portfolios has independently examined the Bonds to be deposited in and held in the Portfolios. However, although no opinion is expressed herein regarding such matters, it is assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes and (iii) interest on the Bonds, if received directly by a Unitholder would be exempt from the Georgia income tax (the "Georgia Income Tax"). It is assumed that, at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that, with respect to the Georgia Bonds, bond counsel to the issuing authorities rendered opinions that interest on the Georgia Bonds is exempt from the Georgia Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor counsel to the Georgia Portfolios has made any review for the Portfolios of the proceedings relating to the issuance of the Bonds or of the bases for the opinions rendered in connection therewith.

         In the opinion of counsel to the Portfolios for Georgia tax matters, under existing Georgia law:

                   (1) For Georgia income tax purposes, each Georgia Portfolio is not an association taxable as a corporation, and the income of the Georgia Portfolio will be treated as the income of the Unitholders. Interest on the Georgia Bonds which is exempt from Georgia income tax when received by the Georgia Portfolio, and which would be exempt from Georgia income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when distributed by the Georgia Portfolio and received by the Unitholders. Interest on the Possession Bonds which is excludable from gross income for federal income tax purposes and is exempt from state and local taxation pursuant to federal law when received by the Georgia Portfolio will be exempt from Georgia income taxation and therefore will not be includable in the income of the Unitholder for Georgia income tax purposes when distributed by the Georgia Portfolio and received by the Unitholders.

                   (2) If the Trustee disposes of a Bond (whether by sale, exchange, payment on maturity, retirement or otherwise) or if a Unitholder redeems or sells his Unit, the Unitholder will recognize gain or loss for Georgia income tax purposes to the same extent that gain or loss would be recognized for federal income tax purposes (except in the case of Bonds issued before March 11, 1987 issued with original issue discount owned by the Georgia Trust in which case gain or loss for Georgia income tax purposes may differ from the amount recognized for federal income tax purposes because original issue discount on such Georgia Bonds may be determined by accruing said original issue discount on a ratable basis). Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount less than or equal to their original cost.

                   (3) Amounts paid by the Insurer under an insurance policy or policies issued to the Georgia Trust, if any, with respect to the Bonds in the Georgia Portfolio which represent maturing interest on defaulted obligations held by the Trustee will be exempt from State income taxes if, and to the extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the reasonable expectation that the issuer of the obligations, rather than the insurer, will pay debt service on the obligations.

                   (4) Neither the Bonds nor the Units will be subject to Georgia sales or use tax.

Counsel to the portfolios has expressed no opinion with respect to taxation under any other provision of Georgia law. Ownership of the Units may result in collateral Georgia tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

MARYLAND RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Maryland is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Maryland currently maintains a "AAA" bond rating from Standard & Poor's and Fitch and "Aaa" from Moody's on its general obligation indebtedness.

         Further information concerning Maryland risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets of each Maryland Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of Maryland, its political subdivisions and authorities and, provided the interest thereon is exempt from State income taxes by the laws or treaties of the United States, obligations issued by or on behalf of the United States' territories or possessions, including Puerto Rico, Guam and the Virgin Islands, their political subdivisions and authorities (the "Maryland Bonds").

         At the time of the closing for each Maryland Portfolio, Venable, Baetjer and Howard, special counsel for the Maryland Portfolios previous to Portfolio 319 for Maryland tax matters. Ober, Kaler, Grimes & Shriver, P.C., acted as special counsel for Portfolio 319 through Portfolio 345, for Maryland tax matters. Blank Rome Comisky and McCauley L.L.P. acted as special counsel for Portfolio 346 and subsequent series for Maryland tax matters, and rendered an opinion under then existing law substantially to the effect that:

         For Maryland State and local income tax purposes, each Maryland Portfolio will not be taxable as an association, and the income of the Maryland Portfolio will be treated as the income of the Unitholders.

         For Maryland State and local tax purposes, interest on the Maryland Bonds which is exempt from Maryland State and local income tax when received by a Maryland Portfolio, and which would be exempt from Maryland State and local income tax if received directly by a Unitholder, will retain its status as tax-exempt interest when received by a Maryland Portfolio and distributed to the Unitholders.

         Interest derived from a Maryland Portfolio by a Unitholder with respect to the Maryland Bonds will not be subject to Maryland State or local income taxes; provided that interest or profit derived from a Maryland Portfolio by a financial institution, as defined in Section 8-101(c) of the Tax-General Article of the Annotated Code of Maryland, will be subject to the Maryland state franchise tax on financial institutions, except to the extent such interest is expressly exempt from the Maryland state franchise tax by the statutes which authorize the issuance of such Maryland Bonds (see Section 8-204 of the Tax-General Article of the Annotated Code of Maryland).

         A Unitholder will not be subject to Maryland state or local income tax with respect to gain realized when Maryland Bonds held in a Maryland Portfolio are sold, redeemed or paid at maturity, except with respect to gain realized upon a sale, redemption or payment at maturity of such Maryland Bonds as are issued by or on behalf of United States territories or possessions, their political subdivisions and authorities; such gain will equal the proceeds of sale, redemption or payment, less the tax basis of the Maryland Bonds (adjusted to reflect (a) the amortization of Bond premium or discount, and (b) the deposit in a Maryland Portfolio after the Unitholder's settlement date of Maryland Bonds with accrued interest).

         Gain realized by a Unitholder from the redemption, sale or other disposition of a Maryland Portfolio Unit will be subject to Maryland state income tax except in the case of individual Unitholders who are not Maryland residents.

         If interest on indebtedness incurred or continued by a Unitholder to purchase Units in the Maryland Trust is not deductible for Federal income tax purposes, it will also be nondeductible for Maryland state income tax purposes and, if applicable, local income tax purposes.

         Maryland Portfolio Units will be subject to Maryland inheritance and estate tax only if held by Maryland residents. Neither the Maryland Bonds nor the Maryland Trust Units will be subject to Maryland personal property tax, sales tax or use tax.

MASSACHUSETTS RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the Commonwealth of Massachusetts is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, limitations imposed by statute and voter initiative upon the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The economic base of the Commonwealth has diversified as reliance on traditional manufacturing and defense spending has waned in favor of emerging technologies, high tech manufacturing, financial services and health care industries.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the state are rated "AA- " by Standard and Poor's, "Aa2" by Moody's and "AA-" by Fitch.

         Further information concerning Massachusetts risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Peabody & Arnold acted as special Massachusetts counsel to Massachusetts Traditional Portfolio 182 and all prior Massachusetts Traditional Portfolios and to Massachusetts Insured Portfolio 44 and all prior Massachusetts Insured Portfolios. Edwards & Angell acted as special Massachusetts counsel to Massachusetts Traditional Portfolio 183 and all subsequent Massachusetts Traditional Portfolios and to Massachusetts Insured Portfolio 45 and all subsequent Massachusetts Insured Portfolios. At the time of the closing for each Massachusetts Portfolio, the respective counsel to the Portfolios rendered an opinion, based on rulings by the Commissioner of Revenue and under then existing law, substantially to the effect that:

         For Massachusetts income tax purposes, each Portfolio will be treated as a corporate trust under Section 8 of Chapter 62 of the Massachusetts General Laws ("M.G.L.") and not as a grantor trust under Section 10(e) of M.G.L. Chapter 62.

         A Portfolio will not be held to be engaging in business in Massachusetts within the meaning of said Section 8 and will, therefore, not be subject to Massachusetts income tax.

         Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from a Portfolio in their Massachusetts gross income to the extent that such earnings or distributions represent tax-exempt interest excludable from gross income for Federal income tax purposes received by a Massachusetts Portfolio on obligations issued by

Massachusetts, its counties, municipalities, authorities, political subdivisions or instrumentalities or by Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or other possessions of the Untied States within the meaning of
Section 103(c) of the Internal Revenue Code of 1986, as amended ("Massachusetts Obligations").

         Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62 will not be required to include their respective shares of the earnings of or distributions from a Portfolio in their Massachusetts gross income to the extent that such earnings or distributions are derived from the proceeds of insurance obtained by the Sponsor of the Portfolios or by the issuer or underwriter of an obligation held by a Portfolio that represent maturing interest on defaulted obligations held by the Trustee, if and to the same extent that such earnings or distributions would have been excludable from the gross income of such Unitholders if derived from interest paid by the issuer of the defaulted obligation.

         Unitholders which are corporations subject to taxation under M.G.L. Chapter 63 will be required to include their respective shares of the earnings of or distributions from a Portfolio in their Massachusetts gross income to the extent that such earnings or distributions represent interest from bonds, notes or indebtedness of any state, including Massachusetts, except for interest which is specifically exempted from such tax by the acts authorizing issuance of said Massachusetts Obligations.

         Each Portfolio's capital gains and/or capital losses which are includable in the Federal gross income of Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts taxation under M.G.L. Chapter 63 will be included as capital gains and/or losses in the Unitholders' Massachusetts gross income, except for capital gain which is specifically exempted from taxation under such Chapters by the acts authorizing issuance of said Massachusetts Obligations.

         Unitholders which are corporations subject to tax under M.G.L. Chapter 63 and which are tangible property corporations will not be required to include the Units when determining the value of their tangible property. Unitholders which are intangible property corporations will be required to include the Units when determining their net worth.

         Gains or losses realized on sales or redemptions of Units by Unitholders who are subject to Massachusetts income taxation under M.G.L. Chapter 62, or Unitholders which are corporations subject to Massachusetts income taxation under M.G.L. Chapter 63, will be includable in their Massachusetts gross income. In determining such gain or loss Unitholders will, to the same extent required for Federal tax purposes, have to adjust their tax bases for their Units for accrued interest received, if any, on Massachusetts Obligations delivered to the Trustee after the Unitholders pay for their Units, for amortization of premiums, if any, on Massachusetts Obligations held by a Portfolio, and for accrued original issue discount with respect to each Massachusetts Obligation which, at the time the Massachusetts Obligation was issued, had original issue discount.

         The Units of a Portfolio are not subject to any property tax levied by Massachusetts or any political subdivision thereof, nor to any income tax levied by any such political subdivision. They are includable in the gross estate of a deceased holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

MICHIGAN RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Michigan is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State's Constitution limits the amount of total State revenues that may be raised from taxes and other sources. State revenues (excluding federal aid and revenues used for payment of principal of and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or the average thereof in the prior three calendar years, whichever is greater. The State may raise taxes in excess of the limit in emergency situations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be dependent on manufacturing, tourism and agriculture. These sectors tend to be cyclical and are facing increasing competition from foreign producers.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the state are rated "AAA; outlook: negative" by Standard & Poor's, "Aa1" by Moody's, and "AA+" by Fitch.

         Further information concerning Michigan risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Michigan Portfolio, Dickinson, Wright, Moon, Van Dusen & Freeman, special Michigan counsel to the Michigan Portfolios, rendered an opinion under then-existing law substantially to the effect that:

         The assets of a Michigan Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of Michigan, and counties, municipalities, authorities and political subdivisions thereof, and, in limited instances, bonds issued by Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands or possessions of the United States (the "Michigan Bonds").

         Under the Michigan income tax act, the Michigan single business tax act, the Michigan city income tax act (which authorizes the only income tax ordinance that may be adopted by cities in Michigan), and under the law which authorizes a "first class" school district to levy an excise tax upon income, a Michigan Portfolio is not subject to tax. The income of a Michigan Portfolio will be treated as the income of the Unitholders and be deemed to have been received by them when received by the Michigan Portfolio.

         Interest on the Michigan Bonds in a Michigan Portfolio which is exempt from Federal income tax is exempt from Michigan state and local income taxes and from the Michigan single business tax. Further, any amounts paid under the insurance representing maturing interest on defaulted obligations held by the Trustee will be excludable from Michigan state and local income taxes and from the Michigan single business tax if, and to the same extent as, such interest would have been excludable if paid by the respective issuer.

         For purposes of the foregoing Michigan tax laws (corporations and financial institutions are not subject to the Michigan income tax), so long as and to the same extent that a Michigan Portfolio is governed by the provisions of Subchapter J of the Internal Revenue Code of 1986, as amended, (relating to trusts) and will not be taxed as an association each Unitholder will be considered to have received his pro rata share of Michigan Bond interest when it is received by a Michigan Portfolio, and each Unitholder will have a taxable event when a Michigan Portfolio disposes of a Michigan Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units. Due to the requirement that tax cost be reduced to reflect amortization of bond premium, under some circumstances a Unitholder may realize taxable gain when Units are sold or redeemed for an amount equal to, or less than, their original cost. The tax cost of each Unit to a Unitholder will be allocated for purposes of these Michigan tax laws in the same manner as the cost is allocated for Federal income tax purposes.

         If a Unitholder is subject to the Michigan single business tax (i.e., is engaged in a "business activity" as defined in the Michigan single business tax act), and has a taxable event for Federal income tax purposes when a Michigan Portfolio sells or exchanges Michigan Bonds or the Unitholder sells or exchanges Units, such event may impact the adjusted tax base upon which the single business tax is computed. Any capital gain or loss realized from such taxable event which was included in the computation of the Unitholder's Federal taxable income, plus the portion, if any, of such capital gain excluded in such computation and minus the portion, if any, of such capital loss not deducted in such computation for the year the loss occurred, will be included in the adjusted tax base. The adjusted tax base of any person other than a corporation is affected by any gain or loss realized from the taxable event only to the extent that the resulting Federal taxable income is derived from "business activity."

MINNESOTA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Minnesota is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units.

Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue which results in a fiscal system unusually sensitive to economic conditions. The State's economic base is diversified, consisting of manufacturing, construction, service industries and technology industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Minnesota currently maintains a "AAA" bond rating from Standard & Poor's and Fitch, and "Aa1" from Moody's on its general obligation indebtedness.

         Further information concerning Minnesota risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Minnesota Portfolio, Dorsey & Whitney, special Minnesota counsel for the Portfolios, rendered an opinion under then-existing Minnesota income tax law applicable to taxpayers whose income is subject to Minnesota income taxation substantially to the effect that:

         Counsel understands that a Minnesota Portfolio will have no income other than (i) interest income on bonds issued by the State of Minnesota and its political and governmental subdivisions, municipalities and governmental agencies and instrumentalities and on bonds issued by Puerto Rico, the Virgin Islands, the Northern Mariana Islands or Guam which would be exempt from Federal and Minnesota income taxation when paid directly to an individual, trust or estate (and the term "Bonds" as used herein refers only to such bonds), (ii) gain on the disposition of such Bonds, and (iii) proceeds paid under certain insurance policies issued to the Trustee or to the issuers of the Bonds which represent maturing interest or principal payments on defaulted Bonds held by the Trustee.

         "Taxable income" for Minnesota income tax purposes is the same as "taxable income" for Federal income tax purposes with certain modifications that (with one exception) do not apply to the present circumstances. The exception is that corporations must add to Federal taxable income the amount of any interest received on the obligations of states and their agencies and instrumentalities, political and governmental subdivisions, and municipalities. The terms "trust" and "corporation" have the same meanings for Minnesota income tax purposes, as relevant to the Minnesota tax status of the Minnesota Portfolio, as for Federal income tax purposes.

         In view of the relationship between Federal and Minnesota law described in the preceding paragraph and the opinion of Chapman and Cutler LLP with respect to the Federal tax treatment of a Minnesota Portfolio and its Unitholders, (1) a Minnesota Portfolio will be treated as a trust rather than a corporation for Minnesota income tax purposes and will not be deemed the recipient of any Minnesota taxable income; (2) each Unitholder of a Minnesota Portfolio will be treated as the owner of a pro rata portion of a Minnesota Portfolio for Minnesota income tax purposes and the income of a Minnesota Portfolio will therefore be treated as the income of the Unitholders under Minnesota law; (3) interest on the Bonds will be exempt from Minnesota income taxation of Unitholders who are individuals, trusts and estates, when received by the Minnesota Portfolio and attributed to such Unitholders and when distributed to such Unitholders (except as hereinafter provided with respect to "industrial development bonds" and "private activity bonds" held by "substantial users"); (4) interest on the Bonds will be includable in the Minnesota taxable income (subject to allocation and apportionment) of Unitholders that are corporations; (5) each Unitholder will realize taxable gain or loss when a Minnesota Portfolio disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Unitholder redeems or sells Units at a price which differs from original cost as adjusted for amortization of bond discount or premium and other basis adjustments (including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to a Minnesota Portfolio, if later); (6) tax cost reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders' realizing taxable gain when their Units are sold or redeemed for an amount equal to or less than their original cost; (7) any proceeds paid under an insurance policy issued to the Trustee with respect to the Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid by the issuer of the defaulted obligation; (8) any proceeds paid under individual insurance policies obtained by issuers of Bonds which represent maturing interest on defaulted obligations held by the Trustee will be excludable from Minnesota gross income if, and to the same extent as, such interest would have been so excludable if paid in the normal course by the issuer of the defaulted obligations; (9) net capital gains of Unitholder attributable to the Bonds will be fully includable in the Minnesota taxable income of Unitholders (subject to allocation and apportionment in the case of corporate Unitholders); and (10) interest on bonds includable in the computation of "alternative minimum taxable income" for Federal income tax purposes will also be includable in the computation of "alternative minimum taxable income" for Minnesota income tax purposes.

         Interest income attributable to Bonds that are "industrial development bonds" or "private activity bonds" as those terms are defined in the Internal Revenue Code, will be taxable under Minnesota law to a Unitholder who is a "substantial user" of the facilities financed by the proceeds of such Bonds (or a "related person" to such a "substantial user") to the same extent as if such Bonds were held directly by such Unitholder.

MISSOURI RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Missouri is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the state and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, agriculture and service industries. The State's financial situation may be affected by increased costs in court-ordered desegregation payments in St. Louis.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds to the State are rated "AAA" by Standard & Poor's, "Aa3" by Moody's and "AAA" by Fitch.

         Further information concerning Missouri risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Missouri Portfolio, Watson & Marshall, special counsel to the Portfolios for Missouri tax matters, rendered an opinion under then existing Missouri income tax law (not including any Missouri law imposing a franchise tax) applicable to corporations with Missouri taxable income and to individuals who are Missouri residents for Missouri income tax purposes substantially to the effect that:

         Each Missouri Portfolio will not be an association taxable as a corporation for purposes of Missouri income taxation.

         Each Missouri Unitholder will be treated as owning a pro rata share of each asset of a Missouri Portfolio for Missouri income tax purposes in the proportion that the number of Units of such Trust held by the Unitholder bears to the total number of outstanding Units of a Missouri Portfolio, and the income of a Missouri Portfolio will therefore be treated as the income of each Missouri Unitholder under Missouri law in the proportion described.

         Interest on Bonds that would not be includable in Missouri adjusted gross income when paid directly to a Missouri Unitholder will not be includable in Missouri adjusted gross income when received by a Missouri Portfolio and attributed to such Missouri Unitholder or when distributed to such Missouri Unitholder.

         Each Missouri Unitholder will realize taxable gain or loss when a Missouri Portfolio disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) at a gain or loss or when the Missouri Unitholder redeems or sells Units at a price that differs from the adjusted basis. Gain or loss and the adjusted basis will be computed in the same manner as for Federal income tax treatment. Due to the amortization of bond premium and other basis adjustments required by the Internal Revenue Code, a Missouri Unitholder, under some circumstances, may realize taxable gain when his or her Units are sold or redeemed for an amount equal to or less than their original cost.

         If interest on indebtedness incurred or continued by a Missouri Unitholder to purchase Units in the Missouri Portfolio is not deductible for Federal income tax purposes, it also will be nondeductible for Missouri income tax purposes.

         Obligations issued by United States Possessions will not be subject to a Missouri intangibles tax or a personal property tax.

NEW JERSEY RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of New Jersey is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations

         For many years prior to 1991, State of New Jersey general obligation bonds were rated as triple-A by Standard & Poor's Ratings Services and Moody's Investors Services. Currently, however, these bonds are rated as follows:
Standard & Poor's, AA; Moody's Investors Service, Inc., Aa2; and Fitch, AA.

         Further information concerning New Jersey risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets for each New Jersey Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of New Jersey and counties, municipalities, authorities and other political subdivisions thereof, and certain territories of the United States, including Puerto Rico, Guam, the Virgin Islands and the Northern Mariana Islands (the "New Jersey Bonds").

         Pitney, Hardin, Kipp & Szuch acted as special New Jersey counsel to New Jersey Portfolio 257 and all prior New Jersey Portfolios. Herold and Haines, P.A. acted as special New Jersey Counsel to New Jersey Portfolio 258 and all subsequent series of the New Jersey Portfolios. At the time of the closing for each New Jersey Portfolio, the respective counsel to the New Jersey Portfolios rendered an opinion under then-existing law substantially to the effect that:

         Each New Jersey Portfolio will be recognized as a trust and not an association taxable as a corporation. Each New Jersey Portfolio will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

         With respect to the non-corporate Unitholders who are residents of New Jersey, the income of each New Jersey Portfolio will be treated as the income of such Unitholders under the New Jersey Gross Income Tax. Interest on the underlying New Jersey Bonds which is exempt from tax under the New Jersey Gross Income Tax Law when received by a New Jersey Portfolio will retain its status as tax-exempt interest when distributed to the Unitholders.

         Any proceeds paid under individual policies obtained by issuers of New Jersey Bonds which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

         A non-corporate Unitholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when a New Jersey Portfolio disposes of a New Jersey Bond (whether by sale, exchange, redemption, or payment at maturity), when the Unitholder redeems or sells his Units or upon payment of any proceeds under individual policies obtained by issuers of New Jersey Bonds which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Unitholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

         Units of a New Jersey Portfolio may be taxable on the death of a Unitholder under the New Jersey Transfer Inheritance Tax Law or the New Jersey Estate Tax Law.

         If a Unitholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in a New Jersey Portfolio which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the New Jersey Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax.

NEW YORK RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of New York is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the State has been one of the wealthiest states in the nation; however, for decades the State economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The economy of the State continues to be influenced by the financial health of the City of New York, which faces greater competition as other major cities develop financial and business capabilities. The State has for many years had a very high state and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

         The September 2001 terrorist attacks on the World Trade Center have caused extensive property and infrastructure damage, as well as significant loss of life. The long term effects on the economy on both the City and State of New York are unknown.

         The State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations. On January 21, 1994, the State entered into a settlement with Delaware with respect to State of Delaware v. State of New York. The State made an immediate $35 million payment and agreed to make a $33 million annual payment in each of the next five fiscal years. The State has not settled with other parties to the litigation and will continue to incur litigation expenses as to those claims.

         All outstanding general obligation bonds of the State are rated "A" by Standard & Poor's, "A2" by Moody's and "A-" by Fitch.

         Further information concerning New York risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each New York Portfolio, Edwards & Angell, special counsel to the New York Portfolios for New York tax matters rendered an opinion under then existing New York income tax law applicable to taxpayers whose income is subject to New York income taxation substantially to the effect that:

         Interest on obligations issued by New York State, a political subdivision thereof, Puerto Rico, the Virgin Islands, Guam, the Northern Mariana Islands, or other possessions of the United States within the meaning of Section 103(c) of the Internal Revenue Code of 1986, as amended ("New York Obligations"), which would be exempt from New York State or New York City personal income tax if directly received by a Unitholder, will retain its status as tax-exempt interest when received by the New York Portfolio (the "Portfolio") and distributed to such Unitholder. Thus, interest on bonds received by Unitholders which is not subject to New York State tax is also exempt from New York City personal income tax.

         Interest (less amortizable premium, if any) derived from a Portfolio by a resident of New York State (or New York City) in respect of obligations issued by states other than New York (or their political subdivisions) will be subject to New York State (or New York City) personal income tax.

         A Unitholder who is a resident of New York State (or New York City) will be subject to New York State (or New York City) personal income tax with respect to gains realized when New York Obligations held in a New York Portfolio are sold, redeemed or paid at maturity or when the Unitholder's Units are sold or redeemed; such gain will equal the proceeds of sale, redemption or payment less the tax basis of the New York Obligation or Unit (adjusted to reflect (a) the amortization of premium or discount, if any, on New York Obligations held by a Portfolio, (b) accrued original issue discount, with respect to each New York Obligation which, at the time the New York Obligation was issued, had original issue discount, and (c) the deposit of New York Obligations with accrued interest in a Portfolio after the Unitholder's settlement date).

         Interest or gain from a Portfolio derived by a Unitholder who is not a resident of New York State (or New York City) will not be subject to New York State (or New York City) personal income tax, unless the Units are property employed in a business, trade, profession or occupation carried on in New York State (or New York City).

         In the case of a Portfolio, amounts paid under the insurance policies representing maturing interest on defaulted New York Obligations held by the Trustee in a Portfolio will be excludable from New York State and New York City income if, and to the same extent as, such interest would have been excludable if paid by the respective issuer.

         For purposes of the New York State and New York City franchise tax on corporations, Unitholders which are subject to such tax will be required to include in their entire net income any interest or gains distributed to them even though distributed in respect of obligations of any state or subdivision thereof including New York.

         If borrowed funds are used to purchase Units in a Portfolio, all (or part) of the interest on such indebtedness will not be deductible for New York State and New York City tax purposes. The purchase of Units may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of Units in any New York Portfolio.

NORTH CAROLINA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of North Carolina is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, industry, tourism and technology, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of North Carolina currently maintains a "AAA" bond rating from Standard & Poor's and Fitch and "Aa1" from Moody's on its general obligation indebtedness.

         Further information concerning North Carolina risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. The assets of each North Carolina Portfolio will consist of interest-bearing obligations issued by or on behalf of the State of North Carolina, its political subdivisions and authorities and, provided the interest thereon is exempt from North Carolina income taxes by the laws or treaties of the United States, by or on behalf of the United States territories or possessions (including Puerto Rico, the Virgin Islands, Guam and the Northern Mariana Islands), their political subdivisions and authorities (the "North Carolina Bonds").

         At the time of the closing for each North Carolina Portfolio, Moore & Van Allen, special North Carolina counsel to the Portfolios, rendered an opinion under then existing law substantially to the effect that:

         A North Carolina Portfolio is not an association taxable as a corporation for North Carolina income tax purposes. Interest on the North Carolina Bonds which is exempt from North Carolina income tax when received by a North Carolina Portfolio will retain its status as tax-exempt interest when distributed to Unitholders.

         For North Carolina income tax purposes, each Unitholder will have a taxable event when, upon redemption or sale of his Units, he receives cash or other property. Gain or loss will be determined by computing the difference between the proceeds of such a redemption or sale and the Unitholder's adjusted basis for the Units.

         For North Carolina income tax purposes, each Unitholder will have a taxable event when a North Carolina Portfolio disposes of one of the North Carolina Bonds (whether by sale, payment at maturity, retirement or otherwise); provided that when any of the North Carolina Bonds held by a North Carolina Portfolio have been issued under an act of the General Assembly of North Carolina that provides that all income from such North Carolina Bond, including a profit made from the sale thereof, shall be free from all taxation by the State of North Carolina, any such profit received by a North Carolina Portfolio will retain its tax-exempt status in the hands of each Unitholder.

         Interest on indebtedness paid or accrued by a Unitholder in connection with ownership of Units in a North Carolina Portfolio will not be deductible by the Unitholder for North Carolina state income tax purposes.

         Amortization of North Carolina Bond premiums is mandatory for North Carolina state income tax purposes for all North Carolina resident Unitholders. Amortization for the taxable year is accomplished by lowering the basis or adjusted basis of the Units, with no deduction against gross income for the year.

         Portfolio Units will be subject to North Carolina inheritance and estate tax if owned by a North Carolina resident on the date of his death. Neither the North Carolina Bonds nor the Units will be subject to the North Carolina sales tax or use tax.

OHIO RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Ohio is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its fiscal year or fiscal biennium in a deficit position.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of Aa1, AA+ and AA+ from Moody's, Standard & Poor's and Fitch, respectively, on its general obligations indebtedness.

         Further information concerning Ohio risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. Each Ohio Portfolio is comprised primarily of interest-bearing obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (the "Ohio Obligations"), or by the governments of Puerto Rico, the Virgin Islands, the Northern Mariana Islands or Guam ("Territorial Obligations") (collectively, "Obligations").

         At the time of the closing for each Ohio Portfolio, Squire, Sanders & Dempsey L.L.P., special Ohio counsel to the Ohio Portfolios, rendered an opinion under then existing law substantially to the effect that, provided that at all times at least 50% of the value of the total assets of the Ohio Portfolios consist of Ohio Obligations, or similar obligations of other states or their subdivisions, under existing Ohio law:

         Each Ohio Portfolio is not taxable as a corporation or otherwise for purposes of the Ohio personal income tax, Ohio school district income taxes, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

         Distributions with respect to Units of an Ohio Portfolio will be treated as the income of the Unitholders for purposes of the Ohio personal income tax, and municipal and school district income taxes in Ohio and the Ohio corporation franchise tax in proportion to the respective interest therein of each Unitholder.

         Distributions properly attributable to interest on Ohio Obligations held by the Ohio Portfolios are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         Distributions properly attributable to interest on the Territorial Obligations held by an Ohio Portfolio the interest on which is exempt from state income taxes under the laws of the United States is exempt from Ohio personal income taxes, and municipal and school district income taxes in Ohio and, provided such interest is excluded from gross income for federal income tax purposes, is excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

         Distributions properly attributable to proceeds paid under insurance policies, if any, to the Trustee of an Ohio Portfolio representing maturing interest on defaulted obligations held by the Ohio Portfolio that is excluded from gross income for federal income tax purposes will be exempt from the Ohio personal income tax, and municipal and school district income taxes in Ohio and the net income base of the Ohio corporation franchise tax.

         Distributions of profit made on the sale, exchange or other disposition by the Ohio Portfolios of Ohio Obligations, including distributions of "capital gains dividends" as defined in Section 852(b)(3)(C) of the Code, properly attributable to the sale, exchange or other disposition of Ohio Obligations are exempt from Ohio personal income tax, and municipal and school district income taxes in Ohio, and are excluded from the net income base of the Ohio corporation franchise tax when distributed or deemed distributed to Unitholders.

PENNSYLVANIA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the Commonwealth of Pennsylvania is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the Commonwealth and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations. Historically, the Commonwealth has experienced significant revenue shortfalls.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. Historically, the economy of the Commonwealth has been dependent on heavy industry and manufacturing. Growth in the Commonwealth economy has more recently been in the service sector, including trade, health services and educational and financial institutions. Growth in these sectors may be affected by federal funding and state legislation.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently its ability to pay debt service on its obligations.

         All outstanding general obligation bonds of the Commonwealth are rated "AA" by Standard & Poor's, "Aa2" by Moody's and "AA" by Fitch.

         Further information concerning Pennsylvania risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Pennsylvania Portfolio, Dechert Price & Rhoads, special Pennsylvania counsel to the Portfolios, rendered an opinion under then existing law substantially to the effect that:

         The proportion of interest income representing interest income from Pennsylvania Bonds distributed to Unitholders of the Portfolio is not taxable under the Pennsylvania Personal Income Tax or under the Corporate Net Income Tax, nor will such interest be taxable under the Philadelphia School District Investment Income Tax imposed on Philadelphia resident individuals.

         Gains on the sale, exchange, redemption, or payment at maturity of a Pennsylvania Bond issued on or after February 1, 1994, will be taxable to Unitholders under the Pennsylvania Personal Income Tax and Corporate Net Income Tax, as will gains on the redemption or sale of a unit to the extent that each Portfolio is comprised of Pennsylvania Bonds issued on or after February 1, 1994. (The School District Tax has no application to gain or the disposition of property held by the taxpayer for more than six months.)

         The disposition by the Portfolios of a Pennsylvania Bond will not constitute a taxable event to a Unitholder under these taxes if the Pennsylvania Bond was issued prior to February 1, 1994. Although there is no published authority on the subject, counsel is of the opinion that a Unitholder of the Portfolios will not have a taxable event under the Pennsylvania state and local income taxes referred to in the preceding paragraph (other than the Corporate Net Income Tax) upon the redemption or sale of his Unit to the extent that the Portfolios are then comprised of Pennsylvania Bonds issued prior to February 1, 1994.

         Units evidencing fractional undivided interests in the Portfolios are not subject to any of the personal property taxes presently authorized in Pennsylvania to the extent of that proportion of the Portfolio represented by Bonds issued by the Commonwealth of Pennsylvania, its agencies and instrumentalities, or by any county, city, borough, town, township, school district, municipality and local housing or parking authority in the Commonwealth of Pennsylvania or issued by Puerto Rico, the Virgin Islands, Guam or the Northern Mariana Islands ("Pennsylvania Bonds").

TENNESSEE RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Tennessee is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction, trade and service industries, supplemented by a diverse agricultural sector. These sectors tend to be more cyclical than other sectors.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State of Tennessee currently maintains a "AA" "Aa2" and "AA" bond rating from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Tennessee risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Tennessee Portfolio, Special Counsel to the Tennessee Portfolios for Tennessee tax matters rendered an opinion under then existing Tennessee income tax law applicable to taxpayers whose income is subject to Tennessee income taxation substantially to the effect that:

         The assets of a Tennessee Portfolio will consist of bonds issued by the State of Tennessee (the "State") or any county or any municipality or political subdivision thereof, including any agency, board, authority or commission, the interest on which is exempt from the Hall Income Tax imposed by the State of Tennessee ("Tennessee Bonds") or by the Commonwealth of Puerto Rico (the "Puerto Rico Bonds") (collectively, the "Bonds").

         Under Tennessee law, a unit investment trust taxable as a grantor trust for federal income tax purposes is entitled to special Tennessee State tax treatment (as more fully described below) with respect to its proportionate share of interest income received or accrued with respect to the Tennessee Bonds. Tennessee law also provides an exemption for distributions made by a unit investment trust or mutual fund that are attributable to "bonds or securities of the United States government or any agency or instrumentality thereof" ("U.S. Government, Agency or Instrumentality Bonds"). If it were determined that a Tennessee Portfolio held assets other than Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, a proportionate share of distributions from a Tennessee Portfolio would be taxable to Unitholders for Tennessee Income Tax purposes.

         Further, this provision appears only to provide an exemption for distributions that relate to interest income, distributions by a Tennessee Portfolio that relate to capital gains realized from the sale or redemption of Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds are likely to be treated as taxable dividends for purposes of the Hall Income Tax. However, capital gains realized directly by a Unitholder when the Unitholder sells or redeems his Unit will not be subject to the Hall Income Tax. The opinion set forth below assumes that the interest on the Tennessee Bonds, if received directly by a Unitholder, would be exempt from the Hall Income Tax under Tennessee State law. This opinion does not address the taxation of persons other than full-time residents of the State of Tennessee.

         Because this provision only provides an exemption for distributions attributable to interest on Tennessee Bonds or U.S. Government, Agency or Instrumentality Bonds, it must be determined whether bonds issued by the Government of Puerto Rico qualify as U.S. Government, Agency or Instrumentality Bonds. For Hall Income Tax purposes, there is currently no published administrative interpretation or opinion of the Attorney General of Tennessee dealing with the status of distributions made by unit investment trusts such as a Tennessee Portfolio that are attributable to interest paid on bonds issued by the Government of Puerto Rico. However, in a letter dated August 14, 1992 (the "Commissioner's Letter"), the Commissioner of the State of Tennessee Department of Revenue advised that Puerto Rico would be an "instrumentality" of the U.S. Government and treated bonds issued by the Government of Puerto Rico as U.S. Government, Agency or Instrumentality Bonds. Based on this conclusion, the Commissioner advised that distributions from a mutual fund attributable to investments in Puerto Rico Bonds are exempt from the Hall Income Tax. Both the Sponsor and Chapman and Cutler LLP, for purposes of its opinion (as set forth below), have assumed, based on the Commissioner's Letter, that bonds issued by the Government of Puerto Rico are U.S. Government, Agency or Instrumentality Bonds. However, it should be noted that the position of the Commissioner is not binding, and is subject to change, even on a retroactive basis.

         The Sponsor cannot predict whether new legislation will be enacted into law affecting the tax status of Tennessee Portfolios. The occurrence of such an event could cause distributions of interest income from a Portfolio to be subject to the Hall Income Tax. Investors should consult their own tax advisors in this regard. It is assumed for purposes of the discussion and opinion below that the Bonds constitute debt for federal income tax purposes.

         In the opinion of Chapman and Cutler LLP, Special Counsel to the Tennessee Portfolios, under existing Tennessee State law as of the date of this prospectus:

         For purposes of the Hall Income Tax, the Tennessee Excise Tax imposed by Section 67-4-2005 (the "State Corporate Income Tax"), and the Tennessee Franchise Tax imposed by Section 67-4-2105, a Tennessee Portfolio will not be subject to such taxes.

         For Hall Income Tax purposes, a proportionate share of such distributions from a Tennessee Portfolio to Unitholders, to the extent attributable to interest on the Tennessee Bonds (based on the relative proportion of interest received or accrued attributable to Tennessee Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. Based on the Commissioner's Letter, distributions from a Portfolio to Unitholders, to the extent attributable to interest on the Puerto Rico Bonds (based on the relative proportion of interest received or accrued attributable to the Puerto Rico Bonds) will be exempt from the Hall Income Tax when distributed to such Unitholders. A proportionate share of distributions from a Tennessee Portfolio attributable to assets other than the Bonds would not, under current law, be exempt from the Hall Income Tax when distributed to Unitholders.

         For State Corporate Income Tax Purposes, Tennessee law does not provide an exemption for interest on Tennessee Bonds and requires that all interest excludable from Federal gross income must be included in calculating "net earnings" subject to the State Corporate Income Tax. No opinion is expressed regarding whether such tax would be imposed on the earnings or distributions of a Tennessee Portfolio (including interest on the Bonds or gain realized upon the disposition of the Bonds by the Tennessee Portfolio) attributable to Unitholders subject to the State Corporate Income Tax. However, based upon prior written advice from the Tennessee Department of Revenue, earnings and distributions from a Tennessee Portfolio (including interest on the Tennessee Bonds or gain realized upon the disposition of the Tennessee Bonds by a Tennessee Portfolio) attributable to the Unitholders should be exempt from the State Corporate Income Tax. The position of the Tennessee Department of Revenue is not binding, and is subject to change, even on a retroactive basis.

         Each Unitholder will realize taxable gain or loss for State Corporate Income Tax purposes when the Unitholder redeems or sells his Units, at a price that differs from original cost as adjusted for accretion or any discount or amortization of any premium and other basis adjustments, including any basis reduction that may be required to reflect a Unitholder's share of interest, if any, accruing on Bonds during the interval between the Unitholder's settlement date and the date such Bonds are delivered to a Tennessee Portfolio, if later. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in Unitholders realizing taxable gain when the Units are sold or redeemed for an amount equal to or less than their original cost.

         For purposes of the Tennessee Property Tax, a Tennessee Portfolio will be exempt from taxation with respect to the Bonds it holds. As for the taxation of the Units held by the Unitholders, although intangible personal property is not presently subject to Tennessee taxation, no opinion is expressed with regard to potential property taxation of the Unitholders with respect to the Units because the determination of whether property is exempt from such tax is made on a county by county basis.

         No opinion is expressed herein regarding whether insurance proceeds paid in lieu of interest on the Bonds held by a Tennessee Portfolio (including the Tennessee Bonds) are exempt from the Hall Income Tax. Distributions of such proceeds to Unitholders may be subject to the Hall Income Tax.

         The Bonds and the Units held by the Unitholder will not be subject to Tennessee sales and use taxes.

         Neither the Sponsor nor Chapman and Cutler LLP has examined any of the Bonds to be deposited and held in a Tennessee Portfolio or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and therefore express no opinion as to the exemption from State income taxes of interest on the Bonds if received directly by a Unitholder. It is assumed that at the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exemption of interest thereon from Federal income tax were rendered by bond counsel to the respective issuing authorities. In addition, it is assumed that, with respect to the Tennessee Bonds, bond counsel to the issuing authorities rendered opinions as the exemption of interest from the Income taxes imposed and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions as to the exemption from all state and local income taxation of the Possession Bonds and the interest thereon. Neither the Sponsor nor counsel to the Tennessee Portfolios has made any review for the Tennessee Portfolios of the proceedings relating to the issuance of the Bonds or the bases for the opinions rendered in connection therewith.

         Chapman and Cutler LLP has expressed no opinion with respect to taxation under any other provision of Tennessee law. Ownership of the Units may result in collateral Tennessee tax consequences to certain taxpayers. Prospective investors should consult their tax advisors as to the applicability of any such collateral consequences.

TEXAS RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the State of Texas is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The state's economic base is diversified, consisting of construction, manufacturing, mining, business servicer, retail trade and technology industries. These industries tend to be highly cyclical.

         The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

         The State maintains a bond rating of "AA", "Aa1" and "AA+" from Standard & Poor's, Moody's and Fitch, respectively, on its general obligation indebtedness.

         Further information concerning Texas risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Texas Portfolio, Special Counsel to each Texas Portfolio for Texas tax matters rendered an opinion under then existing Texas income taw law applicable to taxpayers whose income is subject to Texas income taxation substantially to the effect that:

         The State of Texas currently imposes no income tax. However, several proposals have been introduced in the Texas Legislature that would, among other things, impose a Texas income tax on individuals, trusts and businesses. It is impossible to predict whether any such proposals will be enacted, and whether, if enacted, any such law would exempt interest on Texas Bonds (or out of state Bonds) from the Texas income tax, or if so whether income distributed by a Texas Portfolio would retain its tax-exempt status when received by Unitholders. While no opinion is rendered as to whether income distributions from any Texas Portfolio will be exempt from any income tax that may be imposed on residents of Texas in the future, at the time of the closing for each Texas Portfolio, Johnson & Gibbs, P.C., special Texas counsel to the Texas Portfolios, rendered an opinion pursuant to then existing Texas law applicable to individuals who are residents of Texas for Texas tax purposes substantially to the effect that:

         Neither the State nor any political subdivision of the State currently imposes an income tax. Therefore, no portion of any distribution received by a Unitholder of a Texas Portfolio in respect of his Units is subject to income taxation by the State or any political subdivision of the State.

         Except in the case of certain transportation businesses, savings and loan associations and insurance companies, no Unit of the Portfolio is taxable under any property tax levied in the State;

         The "inheritance tax" of the State, imposed upon certain transfers of property of a deceased resident individual Unitholder, may be measured in part upon the value of Units of a Texas Portfolio included in the estate of such Unitholder; and

         With respect to any Unitholder which is subject to the State corporate franchise tax, Units in a Texas Portfolio held by such Unitholder, and distributions received thereon, will be taken into account in computing the taxable capital of the Unitholder allocated.

VIRGINIA RISK FACTORS AND TAX STATUS

         Risk Factors. The financial condition of the Commonwealth of Virginia is affected by various national and local, economic, social and environmental policies and conditions and may have an effect on the value of the Units. The Virginia Constitution requires a balanced biennial budget and contains limits on the amount of general obligation bonds which the Commonwealth can issue. Additionally, Constitutional and statutory limitations concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the Commonwealth and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

         The economic vitality of the Commonwealth and its various regions and, therefore, the ability of the Commonwealth and its local governments to satisfy the Bonds, are affected by numerous factors. The employment in the Commonwealth has been and continues to be significantly and adversely affected by the cutbacks in federal government spending, particularly defense, and the reduction of jobs in the mining industry.

         The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth's governmental operations and consequently, its ability to pay debt service on its obligations.

         The Commonwealth of Virginia currently maintains a "AAA" bond rating from Standard & Poor's and Fitch, and "Aaa" from Moody's.

         Further information concerning Virginia risk factors may be found in the Information Supplement to this Prospectus.

         Tax Status. At the time of the closing for each Virginia Portfolio, Christian & Barton, L.L.P., special counsel to each Virginia Portfolio for Virginia tax matters rendered an opinion under then existing Virginia income tax law applicable to taxpayers whose income is subject to Virginia income taxation substantially to the effect that:

         The assets of each Virginia Portfolio will consist of interest-bearing obligations issued by or on behalf of the Commonwealth of Virginia, its counties, municipalities, authorities or political subdivisions and, provided the interest thereon is exempt from Virginia income taxes by the laws or treaties of the United States, by or on behalf of the United States' territories or possessions, including Puerto Rico, Guam, the Virgin Islands and the Northern Mariana Islands, and their political subdivisions and authorities (the "Virginia Bonds").

         Each Virginia Portfolio will be treated as a trust for Virginia income tax purposes and not as an association taxable as a corporation. As a result, income of each Virginia Portfolio will be treated as the income of the Unitholders.

         Amounts representing tax-exempt interest for Federal income tax purposes received or accrued by the Portfolio with respect to the Virginia Bonds, will not be taxed to the Portfolio or to the Unitholders for Virginia income tax purposes. To the extent that interest on obligations of the Commonwealth or any political subdivision or instrumentality thereof is included in federal adjusted gross income, that income shall be subtracted in arriving at Virginia taxable income.

         Where an independent Virginia income tax exemption is provided for interest on certain obligations, including those issued by industrial development authorities pursuant to the Virginia Industrial Development and Revenue Bond Act, by the Virginia Housing Development Authority, by the Virginia Resources Authority and by the Virginia Education Loan Authority, interest on such obligations is exempt from Virginia income taxation without regard to any exemption from Federal income taxes.

         Gain which is subject to Federal income taxation as a result of the sale of a Unit by the Unitholder will be included in the Unitholder's Virginia taxable income.

         No income tax is imposed by any political subdivision of the Commonwealth of Virginia. The Commonwealth of Virginia does not impose a gift tax and the Virginia estate tax on a resident's Federal taxable estate and a non-resident's Federal taxable estate located in the Commonwealth is equal to the maximum state death tax credit allowable against the Federal estate tax payable by the estate.

PORTFOLIO OPERATING EXPENSES

         No annual advisory fee is charged to the Portfolios by the Sponsor. The Sponsor does, however, receive a fee as set forth in Part Two of the Prospectus for regularly evaluating the Bonds and for maintaining surveillance over the Portfolio (the "Sponsor's Evaluation Fee"). Estimated annual Portfolio expenses are set forth in Part Two of the Prospectus; if actual expenses are higher than the estimate, the excess will be borne by that Portfolio.

         The Trustee receives for ordinary recurring services an annual fee for each plan of distribution for each Portfolio as set forth in Part Two of the Prospectus. Each annual fee is per $1,000 principal amount of the underlying Bonds in a Portfolio for that portion of the Portfolio that represents a particular plan of distribution. The Trustee's compensation and the Sponsor's Evaluation Fee with respect to each Portfolio is computed on the basis of the largest principal amount of Bonds in a Portfolio at any time during the period with respect to which such compensation is being computed. The Trustee's fee may be periodically adjusted in response to fluctuations in short-term interest rates (reflecting the cost to the Trustee of advancing funds to a Trust to meet scheduled distributions). In addition, the Sponsor's Evaluation Fee and the Trustee's Fee may be adjusted in accordance with the cumulative percentage increase of the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter" since the establishment of the Portfolios, or if such index no longer exists, a comparable index. In addition, with respect to any fees payable to the Sponsor or an affiliate of the Sponsor for providing bookkeeping and other administrative services, supervisory services and evaluation services, such individual fees may exceed the actual costs of providing such services for a Portfolio, but at no time will the total amount received for such services, in the aggregate, rendered to all unit investment trusts of which Nuveen Investments, LLC is the Sponsor in any calendar year exceed the actual cost to the Sponsor or its affiliates of supplying such services, in the aggregate, in such year. The Trustee has the use of funds, if any, being held in the Interest and Principal Accounts of each Portfolio for future distributions, payment of expenses and redemptions. These Accounts are non-interest bearing to Unitholders. Pursuant to normal banking procedures, the Trustee benefits from the use of funds held therein. Part of the Trustee's compensation for its services to the Portfolios is expected to result from such use of these funds.

         Premiums for the policies of insurance obtained by the Sponsor or by the Bond issuers with respect to Bonds in Insured Portfolios and with respect to insured Bonds in Traditional Portfolios have been paid in full prior to the deposit of the Bonds in the Portfolios, and the value of such insurance has been included in the evaluation of the Bonds in each Portfolio and accordingly in the Public Offering Price of Units of each Portfolio. There are no annual or continuing premiums for such insurance.

         Commencing with Series 1011 and continuing through Series 1100, the Portfolios (and therefore Unitholders) will bear as an operating expense all or a portion of their offering and/or organization costs, including costs of registering Units with the Securities and Exchange Commission and states, and legal fees, but not including expenses incurred in the printing of preliminary and final prospectuses, and expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses as is common for mutual funds. Total offering costs will generally be amortized over the first five years of such Portfolios. For Series 814 through Series 1010, all or a portion of the expenses incurred in establishing the Portfolios, including costs of preparing the registration statements, the trust indentures and other closing documents, registering Units with the Securities and Exchange Commission and states, the initial audit of each Portfolio, the initial evaluation, legal fees, the initial fees and expenses of the Trustee and any other non-material out-of-pocket expenses, were paid by the Portfolios and amortized over the first five years of such Portfolios. For Series prior to Series 814, the Sponsor has borne all costs of creating and establishing such Portfolios.

         The following are additional expenses of the Portfolios and, when paid by or owed to the Trustee, are secured by a lien on the assets of the Portfolio or Portfolios to which such expenses are allocable: (1) the expenses and costs of any action undertaken by the Trustee to protect the Portfolios and the rights and interests of the Unitholders; (2) all taxes and other governmental charges upon the Bonds or any part of the Portfolios (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated); (3) amounts payable to the Trustee as fees for ordinary recurring services and for extraordinary non-recurring services rendered pursuant to the Indenture, all disbursements and expenses including counsel fees (including fees of bond counsel which the Trustee may retain) sustained or incurred by the Trustee in connection therewith; and (4) any losses or liabilities accruing to the Trustee without negligence, bad faith or willful misconduct on its part. The Trustee is empowered to sell Bonds in order to pay these amounts if funds are not otherwise available in the Interest and Principal Accounts of the appropriate Portfolio. In addition to the above expenses, each Portfolio may pay legal, typesetting, electronic filing, regulatory and other fees and expenses associated with annual updates of the Portfolio's registration statement necessary to maintain a secondary market. Historically, the Sponsor paid these fees and expenses.

         Except as provided in the Indenture, the Indenture for certain Series generally requires each Portfolio to be audited on an annual basis at the expense of the Portfolio by independent public accountants selected by the Sponsor. The Trustee shall not be required, however, to cause such an audit to be performed if its cost to a Portfolio shall exceed $.05 per Unit on an annual basis. Unitholders of a Portfolio covered by an audit may obtain a copy of the audited financial statements upon request.

DISTRIBUTIONS TO UNITHOLDERS

         Interest received by the Trustee on the Bonds in each Portfolio, including that part of the proceeds of any disposition of Bonds which represents accrued interest and including any insurance proceeds representing interest due on defaulted Bonds, shall be credited to the "Interest Account" of the appropriate Portfolio and all other moneys received by the Trustee shall be credited to the "Principal Account" of the appropriate Portfolio.

National Traditional Portfolios 4 Through 39 - Semi-Annual Distributions

         The pro rata share of the Interest Account and the pro rata share of the cash in the Principal Account for each Portfolio will be computed by the Trustee semi-annually each year on the Record Dates (stated in Part Two of this Prospectus). Shortly after such computations, distributions will be made to the Unitholders as of the Record Date. Proceeds received from the disposition of any of the Bonds after a Record Date and prior to the following Distribution Date will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next Record Date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution shall equal at least $0.10 per Unit. Persons who purchase Units after a Record Date and prior to the following Distribution Date will receive their first distribution on the second Distribution Date after their purchase of Units.

         As of each Record Date, the Trustee will deduct from the Interest Account or, to the extent funds are not sufficient therein, from the Principal Account, amounts needed for payment of expenses of the Portfolios. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Portfolios. Amounts so withdrawn shall not be considered a part of a Portfolio's assets until such time as the Trustee shall return all or part of such amount to the appropriate account.

National Traditional Portfolio 40 and Subsequent National Traditional Portfolios; All Other Portfolios - Optional Distributions

         The pro rata share of cash in the Principal Account in each Portfolio will be computed as of each semi-annual Record Date and distributions to the Unitholders as of such Record Date will be made on or shortly after the fifteenth day of the month. Proceeds received from the disposition, including sale, call or maturity, of any of the Bonds and all amounts paid with respect to zero coupon bonds and Stripped Obligations will be held in the Principal Account and either used to pay for Units redeemed or distributed on the Distribution Date following the next semi-annual Record Date. The Trustee is not required to make a distribution from the Principal Account of any Portfolio unless the amount available for distribution in such account equals at least $0.10 per Unit.

         The pro rata share of the Interest Account in each Portfolio will be computed by the Trustee each month as of the Record Date. For National Traditional Portfolios 40 through 51, distributions will be made on or shortly after the fifteenth day of each month to Unitholders as of the Record Date. For National Traditional Portfolio 52 and subsequent National Traditional Portfolios, State Traditional Portfolios and subsequent State Traditional Portfolios and all other Portfolios, Unitholders have the option of receiving distributions monthly, quarterly or semi-annually. Record Dates are the first day of each month for Unitholders under the monthly plan of distribution, the first day of March, June, September and December for quarterly distributions, and the first day of June and December for semi-annual distributions (for National Traditional Portfolio 140 and subsequent National Traditional Portfolios and all other Portfolios, quarterly Record Dates are the first day of February, May, August and November and for semi-annual distributions the Record Dates are the first day of May and November). Distributions will be made on or shortly after the fifteenth day of the month to Unitholders of such Portfolio as of the Record Date who are entitled to distributions at that time under the plan of distribution in effect. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the Distribution Date following the next Record Date under the applicable plan of distribution.

         The plan of distribution selected by a Unitholder will remain in effect until changed. Unitholders purchasing Units of a Portfolio in the secondary market will initially receive distributions in accordance with the election of the prior owner. Unitholders of Portfolios having more than one available plan of distribution who desire to change their plan of distribution may do so by sending a written notice requesting the change, together with any Certificate(s), to the Trustee. The notice and any Certificate(s) must be received by the Trustee not later than the semi-annual Record Date to be effective as of the semi-annual distribution following the subsequent semi-annual Record Date. Unitholders are requested to make any such changes within 45 days prior to the applicable Record Date. Certificates should only be sent by registered or certified mail, return receipt requested, to minimize the possibility of their being lost or stolen. (See "OWNERSHIP AND TRANSFER OF UNITS.")

         As of the first day of each month, the Trustee will deduct from the Interest Account of a Portfolio or, to the extent funds are not sufficient therein, from the Principal Account of a Portfolio, amounts needed for payment of expenses of such Portfolio. The Trustee also may withdraw from said accounts such amount, if any, as it deems necessary to establish a reserve for any governmental charges payable out of such Portfolio. Amounts so withdrawn shall not be considered a part of a Portfolio's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate account. Funds which are available for future distributions, redemptions and payments of expenses are held in accounts which are non-interest bearing to Unitholders and are available for use by the Trustee pursuant to normal banking procedures.

         The amount of the regular distributions will generally change when Bonds are redeemed, mature or are sold or when fees and expenses increase or decrease. For the purpose of minimizing fluctuations in the distributions from the Interest Account of a Portfolio, the Trustee is authorized to advance such amounts as may be necessary to provide for interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds in the Interest Account of such Portfolio. The Trustee's fee takes into account the costs attributable to the outlay of capital needed to make such advances.

REPORTS TO UNITHOLDERS

         The Trustee shall furnish Unitholders of a Portfolio in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts (received since the preceding distribution) being distributed, expressed in each case as a dollar amount representing the pro rata share of each Unit of a Portfolio outstanding and a year-to-date summary of all distributions paid on said Units. Within a reasonable period of time after the end of each calendar year, the Trustee will furnish to each person, who at any time during the calendar year was a registered Unitholder of a Portfolio, a statement with respect to such Portfolio (i) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Bonds), and, except for any State Portfolio, the percentage of such interest by states in which the issuers of the Bonds are located, deductions for fees and expenses of such Portfolio, redemption of Units and the balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to the Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (excluding any portion representing accrued interest), the amount paid for purchase of Replacement Bonds, the amount paid upon redemption of Units, deductions for payment of applicable taxes and fees and expenses of the Trustee, and the balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held and the number of Units outstanding on the last business day of such calendar year; (iv) the Unit Value based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding. Each annual statement will reflect pertinent information in respect of all plans of distribution so that Unitholders may be informed regarding the results of other plans of distribution.

UNIT VALUE AND EVALUATION

         The value of each Portfolio is determined by the Sponsor on the basis of (1) the cash on hand in the Portfolio or moneys in the process of being collected, (2) the value of the Bonds in the Portfolio based on the bid prices of the Bonds and (3) interest accrued thereon not subject to collection, less
(1) amounts representing taxes or governmental charges payable out of the Portfolio (2) amounts representing unpaid organization costs, if applicable, and
(3) the accrued expenses of the Portfolio. The result of such computation is divided by the number of Units of such Portfolio outstanding as of the date thereof to determine the per Unit value ("Unit Value") of such Portfolio. The Sponsor may determine the value of the Bonds in each Portfolio (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Portfolio, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds or (4) by any combination of the above. Although the Unit Value of each Portfolio is based on the bid prices of the Bonds, the Units are sold initially to the public in the primary market at the Public Offering Price based on the offering prices of the Bonds.

         Because the insurance obtained by the Sponsor or by the issuers of Bonds with respect to the Bonds in the Insured Portfolios and with respect to insured Bonds in Traditional Portfolios is effective so long as such Bonds are outstanding, such insurance will be taken into account in determining the bid and offering prices of such Bonds and therefore some value attributable to such insurance will be included in the value of Units of Portfolios that include such Bonds.

DISTRIBUTION OF UNITS TO THE PUBLIC

         Certain dealers may maintain a secondary market for Units of certain Portfolios. (See "MARKET FOR UNITS.") The amount of the dealer concession on secondary market purchases of Portfolio Units through the Sponsor will be computed based upon the value of the Bonds in the Portfolio, including the sales charge computed as described in "PUBLIC OFFERING PRICE," and adjusted to reflect the cash position of the Portfolio principal account, and will vary with the size of the purchase as shown in the following table:


                               AMOUNT OF PURCHASE*

                                  $50,000     $100,000      $250,000       $500,000     $1,000,000      $2,500,000
                        UNDER        TO          TO            TO             TO            TO              OR
  YEARS TO MATURITY    $50,000    $99,999     $249,999      $499,999       $999,999     $2,499,999         MORE
Less than 1               0          0            0             0             0              0              0
1 but less than 2       1.00%       .90%        .85%          .80%           .70%          .55%           .467%
2 but less than 3       1.30%      1.20%        1.10%         1.00%          .90%          .73%           .634%
3 but less than 4       1.60%      1.45%        1.35%         1.25%         1.10%          .90%           .781%
4 but less than 5       2.00%      1.85%        1.75%         1.55%         1.40%          1.25%          1.082%
5 but less than 7       2.30%      2.15%        1.95%         1.80%         1.65%          1.50%          1.320%
7 but less than 10      2.60%      2.45%        2.25%         2.10%         1.95%          1.70%          1.496%
10 but less than 13     3.00%      2.80%        2.60%         2.45%         2.30%          2.00%          1.747%
13 but less than 16     3.25%      3.15%        3.00%         2.75%         2.50%          2.15%          1.878%
16 or more              3.50%      3.50%        3.40%         3.35%         3.00%          2.50%          2.185%
--------------------

* Breakpoint sales charges and related dealer concessions are computed both on a dollar basis and on the basis of the number of Units purchased, using the equivalent of 500 Units to $50,000, 2,500 Units to $250,000, etc., and will be applied on that basis which is more favorable to the purchaser.

         The Sponsor reserves the right to change the foregoing dealer concessions from time to time. Firms are not entitled to receive any dealer concession for any sales made to investors which qualified as "Discounted Purchases" (as defined in "PUBLIC OFFERING PRICE").

OWNERSHIP AND TRANSFER OF UNITS

         Ownership of Units is evidenced in Certificated form unless the Unitholder expressly requests that in the purchased Units be evidenced by book-entry positions recorded on the books and records of the Trustee. [For Portfolios included in Nuveen Tax-Free Unit Trust, Series 723 and all subsequent Portfolios, the ownership of Units is evidenced by book entry positions recorded on the books and records of the Trustee unless the Unitholder expressly requests that the purchased Units be evidenced in Certificate form.] The Trustee is authorized to treat as the owner of Units that person who at the time is registered as such on the books of the Trustee. Any Unitholder who holds a Certificate may change to book-entry ownership by submitting to the Trustee the Certificate along with a written request that the Units represented by such Certificate be held in book-entry form. Likewise, a Unitholder who holds Units in book-entry form may obtain a Certificate for such Units by written request to the Trustee. Units may be held in denominations of one Unit or any multiple or fraction thereof. Fractions of Units are computed to three decimal places. Any Certificates issued will be numbered serially for identification, and are issued in fully registered form, transferable only on the books of the Trustee. Book-entry Unitholders will receive a Book-Entry Position Confirmation reflecting their ownership.

         For Portfolios allowing optional plans of distribution, Certificates for Units bear an appropriate notation on their face indicating which plan of distribution has been selected. When a change is made, the existing Certificates must be surrendered to the Trustee and a new Certificates issued to reflect the currently effective plan of distribution. There will be no charge for this service. Holders of book-entry Units can change their plan of distribution by making a written request to the Trustee, which will issue a new Book-Entry Position Confirmation to reflect the change.

         Units are transferable by making a written request to the Trustee and, in the case of Units evidenced by Certificate(s), by presenting and surrendering such Certificate(s) to the Trustee at its address listed on the back cover of this Part One of the Prospectus, properly endorsed or accompanied by a written instrument or instruments of transfer. The Certificate(s) should be sent registered or certified mail for the protection of the Unitholder. Each Unitholder must sign such written request, and such Certificate(s) or transfer instrument, exactly as his name appears on (a) the face of the Certificate(s) representing the Units to be transferred, or (b) the Book-Entry Position Confirmation(s) relating to the Units to be transferred. Such signature(s) must be guaranteed by a guarantor acceptable to the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Mutilated Certificates must be surrendered to the Trustee in order for a replacement Certificate to be issued. Although at the date hereof no charge is made and none is contemplated, a Unitholder may be required to pay $2.00 to the Trustee for each Certificate reissued or transfer of Units requested and to pay any governmental charge which may be imposed in connection therewith.

         The process of registration and delivery to the Unitholder of Certificates or Book-Entry Position Confirmations may take up to 30 days. Purchasers of Units will be unable to exercise any right to transfer or redemption until they have received their Certificate(s) or Book-Entry Position Confirmation(s). (See "Redemption.")

REPLACEMENT OF LOST, STOLEN OR DESTROYED CERTIFICATES

         To obtain a new Certificate replacing one that has been lost, stolen, or destroyed, the Unitholder must furnish the Trustee with sufficient indemnification and pay such expenses as the Trustee may incur. This indemnification must be in the form of an Open Penalty Bond of Indemnification. The premium for such an indemnity bond may vary, but currently amounts to 1.0% of the market value of the Units represented by the Certificate. In the case, however, of a Portfolio as to which notice of termination has been given, the premium currently amounts to 0.5% of the market value of the Units represented by such Certificate.

REDEMPTION

         Unitholders may redeem all or a portion of their Units by (1) making a written request for such redemption (book entry Unitholders may use the redemption form on the reverse side of their Book Entry Position

Confirmation) to the Trustee at its address listed on the back cover of this Part One of the Prospectus (redemptions of 1,000 Units or more will require a signature guarantee), (2) in the case of Units evidenced by a Certificate, by also tendering such Certificate to the Trustee, duly endorsed or accompanied by proper instruments of transfer with signatures guaranteed as explained above, or by providing satisfactory indemnity required in connection with lost, stolen or destroyed Certificates and (3) payment of applicable governmental charges, if any. Certificates should be sent only by registered or certified mail to minimize the possibility of their being lost or stolen. (See "OWNERSHIP AND TRANSFER OF UNITS.") No redemption fee will be charged by the Portfolio, Sponsor or the Trustee. However, a Unitholder's financial adviser may charge for serving as agent in the redemption of Units. A Unitholder may authorize the Trustee to honor telephone instructions for the redemption of Units held in book entry form. Units represented by Certificates may not be redeemed by telephone. The proceeds of Units redeemed by telephone will be sent by check either to the Unitholder at the address specified on his account or to a financial institution specified by the Unitholder for credit to the account of the Unitholder. A Unitholder wishing to use this method of redemption must complete a Telephone Redemption Authorization Form and furnish the Form to the Trustee. Telephone Redemption Authorization Forms can be obtained from a Unitholder's registered representative or by calling the Trustee. Once the completed Form is on file, the Trustee will honor telephone redemption requests by any authorized person. The time a telephone redemption request is received determines the "date of tender" as discussed below. The redemption proceeds will be mailed within three business days following the telephone redemption request. Only Units held in the name of individuals may be redeemed by telephone; accounts registered in broker name, or accounts of corporations or fiduciaries (including among others, trustees, guardians, executors and administrators) may not use the telephone redemption privilege.

         On the third business day following the date of tender, the Unitholder will be entitled to receive in cash for each Unit tendered an amount equal to the Unit Value of such Portfolio determined by the Trustee, as of 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, on the date of tender as defined hereafter, plus accrued interest to, but not including, the third business day after the date of tender ("Redemption Price"). The price received upon redemption may be more or less than the amount paid by the Unitholder depending on the value of the Bonds on the date of tender. Unitholders should check with the Trustee or their broker to determine the Redemption Price before tendering Units.

         The "date of tender" is deemed to be the date on which the request for redemption of Units is received in proper form by the Trustee, except that as regards a redemption request received after 4:00 p.m. eastern time, or as of any earlier closing time on a day on which the Exchange is scheduled in advance to close at such earlier time, or on any day on which the Exchange is normally closed, the date of tender is the next day on which the Exchange is normally open for trading and such request will be deemed to have been made on such day and the redemption will be effected at the Redemption Price computed on that day.

         Accrued interest paid on redemption will be withdrawn from the Interest Account of the appropriate Portfolio or, if the balance therein is insufficient, from the Principal Account of such Portfolio. All other amounts paid on redemption shall be withdrawn from the Principal Account of the Portfolio. The Trustee is empowered to sell underlying Bonds of a Portfolio in order to make funds available for redemption. (See "HOW BONDS MAY BE REMOVED FROM THE PORTFOLIOS.") Units so redeemed shall be cancelled. To the extent that Bonds are sold from a Portfolio, the size and diversity of such Portfolio will be reduced. Such sales may be required at a time when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

         The Redemption Price is determined on the basis of the bid prices of the Bonds in each Portfolio.

         The right of redemption may be suspended and payment postponed for any period during which the Securities and Exchange Commission determines that trading in the municipal bond market is restricted or an emergency exists, as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit.

         Under regulations issued by the Internal Revenue Service, the Trustee will be required to withhold a specified percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the Unitholder only when filing his or her tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker at the time the Certificate or Book Entry Return Confirmation is issued, and this number is printed on the Certificate or Book Entry Return Confirmation and on distribution statements. If a Unitholder's tax identification number does not appear as noted above, or if it is incorrect, the Unitholder should contact the Trustee before redeeming Units to determine what action, if any, is required to avoid this "back-up withholding."

HOW BONDS MAY BE REMOVED FROM THE PORTFOLIOS

         Bonds will be removed from a Portfolio as they mature or are redeemed by the issuers thereof. See the "SCHEDULE OF INVESTMENTS" in Part Two and "COMPOSITION OF PORTFOLIOS" herein for a discussion of call provisions of Portfolio Bonds.

         The Indenture also empowers the Trustee to sell Bonds for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which income may not be available. Under the Indenture, the Sponsor is obligated to provide the Trustee with a current list of Bonds in each Portfolio to be sold in such circumstances. In deciding which Bonds should be sold the Sponsor intends to consider, among other things, such factors as: (1) market conditions; (2) market prices of the Bonds; (3) the effect on income distributions to Unitholders of the sale of various Bonds; (4) the effect on principal amount of underlying Bonds per Unit of the sale of various Bonds; (5) the financial condition of the issuers; and (6) the effect of the sale of various Bonds on the investment character of the Portfolio. Such sales, if required, could result in the sale of Bonds by the Trustee at prices less than original cost to the Portfolio. To the extent Bonds are sold, the size and diversity of the Portfolio will be reduced.

         In addition, the Sponsor is empowered to direct the Trustee to liquidate Bonds upon the happening of certain other events, such as default in the payment of principal and/or interest, an action of the issuer that will adversely affect its ability to continue payment of the principal of and interest on its Bonds, or an adverse change in market, revenue or credit factors affecting the investment character of the Bonds. If a default in the payment of the principal of and/or interest on any of the Bonds occurs, and if the Sponsor fails to instruct the Trustee whether to sell or continue to hold such Bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Indenture provides that the Trustee shall liquidate said Bonds forthwith and shall not be liable for any loss so incurred. The Sponsor may also direct the Trustee to liquidate Bonds in a Portfolio if the Bonds in the Portfolio are the subject of an advanced refunding, generally considered to be when refunding bonds are issued and the proceeds thereof are deposited in irrevocable trust to retire the refunded bonds on their redemption date.

         Except for refunding securities that may be exchanged for Bonds under certain conditions specified in the Indenture, and except as otherwise provided in the Prospectus or the Indenture, the Indenture does not permit either the Sponsor or the Trustee to acquire or deposit bonds either in addition to, or in substitution for, any of the Bonds initially deposited in a Portfolio.

INFORMATION ABOUT THE TRUSTEE

         The Trustee and its address are stated on the back cover of this Part One of the Prospectus. The Trustee is subject to supervision and examination by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities. The Trustee has assumed no responsibility for the accuracy, adequacy and completeness of the information not furnished by it contained in this Prospectus.

         Limitations on Liabilities of Sponsor and Trustee. The Sponsor and the Trustee shall be under no liability to Unitholders for taking any action or for refraining from any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own negligence, lack of good faith or willful misconduct. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds. In the event of the failure of the Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

         The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of any Portfolio which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

         Successor Trustees and Sponsors. The Trustee or any successor trustee may resign by executing an instrument of resignation in writing and filing same with the Sponsor and mailing a copy of a notice of resignation to all Unitholders then of record. Upon receiving such notice, the Sponsor is required to promptly appoint a successor trustee. If the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent, or a receiver or other public officer shall take charge of its property or affairs, the Sponsor may remove the Trustee and appoint a successor by written instrument. The resignation or removal of a trustee and the appointment of a successor trustee shall become effective only when the successor trustee accepts its appointment as such. Any successor trustee shall be a corporation authorized to exercise corporate trust powers, having capital, surplus and undivided profits of not less than $5,000,000. Any corporation into which a trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a trustee shall be a party, shall be the successor trustee.

         If upon resignation of a trustee no successor has been appointed and has accepted the appointment within 30 days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor.

         If the Sponsor fails to undertake any of its duties under the Indenture, and no express provision is made for action by the Trustee in such event, the Trustee may, in addition to its other powers under the Indenture, (1) appoint a successor sponsor, or (2) terminate the Indenture and liquidate the Portfolios.

INFORMATION ABOUT THE SPONSOR

         Since our founding in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors seeking to build and sustain their wealth. More than 1.5 million investors have entrusted Nuveen to help them maintain the lifestyle they currently enjoy.

         To meet the unique circumstances and financial planning needs of our investors, Nuveen offers a wide array of taxable and tax-free investment products--including equity and fixed-income mutual funds, defined portfolios, exchange-traded funds, customized asset management services and cash management products. Nuveen is a subsidiary of Nuveen Investments, Inc. which, in turn, is approximately 78% owned by the St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen is a member of the National Association of Securities Dealers, Inc. and the Securities Industry Association and has its principal office located in Chicago (333 West Wacker Drive).

         On November 17, 2003, St. Paul and Travelers Property Casualty Corp. ("Travelers") announced that they have signed a definitive merger agreement, under which holders of Travelers common stock will each receive common shares of St. Paul in exchange for their Travelers shares. The transaction is subject to customary closing conditions, including approval by the shareholders of both companies as well as certain regulatory approvals.

         To help advisors and investors better understand and more efficiently use an investment in the Portfolios to reach their investment goals, the Sponsor may advertise and create specific investment programs and systems. For example, such activities may include presenting information on how to use an investment in the Portfolios, alone or in combination with an investment in other mutual funds or unit investment trusts sponsored by Nuveen, to accumulate assets for future education needs or periodic payments such as insurance premiums. The Sponsor may produce software or additional sales literature to promote the advantages of using the Portfolios to meet these and other specific investor needs.

DESCRIPTION OF BOND RATINGS

         Standard & Poor's Rating. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings are based, in varying degrees, on the following considerations:

             * Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

             *    Nature of and provisions of the obligation;

             * Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA -- An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         Plus (+) or minus (-) -- The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         * Moody's Investors Service Rating. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking ranks in the lower end of its generic rating category.

         **Fitch Ratings. A brief description of the applicable Fitch Ratings' symbols and their meanings is as follows:

         AAA -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB -- Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category or to categories below `CCC'.

OTHER INFORMATION

         Amendment of Indenture. The Indenture may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders (1) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, or (2) to make such other provisions as shall not adversely affect the Unitholders, provided, however, that the Indenture may not be amended to increase the number of Units in any Portfolio or to permit the deposit or acquisition of bonds either in addition to, or in substitution for any of the Bonds initially deposited in any Portfolio except the substitution of refunding bonds under certain circumstances and except as otherwise provided in the Prospectus or the Indenture. The Trustee shall advise the Unitholders of any amendment promptly after execution thereof.

         Termination of Indenture. Any Portfolio may be liquidated at any time by the written consent of 100% of the Unitholders or by the Trustee when the value of such Portfolio, as shown by any evaluation, is less than 20% of the original principal amount of such Portfolio. In the course of regularly appraising the value of Bonds in each Portfolio, the Sponsor will attempt to estimate the date on which a Portfolio's value will fall below the 20% level based on anticipated bond events over a five-year period, including maturities, escrow calls and current calls or refundings, assuming certain market rates. The Sponsor intends from time to time to recommend that certain

Portfolios whose values have fallen or are anticipated to fall below the 20% level be terminated based on certain criteria which could adversely affect the Portfolio's diversification. Once the Sponsor has determined that a Portfolio's value has fallen or may fall below the 20% level within a five-year period, for purposes of computing the sales charge, the maturity of each bond in such Portfolio will be deemed to be the earlier of the estimated termination date of the Portfolio or the actual date used when pricing the bond under Municipal Securities Rulemaking Board rules and interpretations issued thereunder.

         The sale of Bonds from the Portfolio upon termination may result in realization of a lesser amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of Bonds originally represented by the Units held by such Unitholder. The Indenture will terminate upon the redemption, sale or other disposition of the last Bond held thereunder, but in no event shall it continue beyond the end of the calendar year preceding the fiftieth anniversary of its execution for National and State Portfolios, beyond the end of the calendar year preceding the twentieth anniversary of its execution for Long Intermediate, and Intermediate Portfolios or beyond the end of the calendar year preceding the tenth anniversary of its execution for Short Intermediate and Short Term Portfolios.

         Written notice of any termination specifying the time or times at which Unitholders may surrender their Certificates, if any, for cancellation shall be given by the Trustee to each Unitholder at the address appearing on the registration books of a Portfolio maintained by the Trustee. Within a reasonable time thereafter, the Trustee shall liquidate any Bonds in the Portfolio then held and shall deduct from the assets of such Portfolio any accrued costs, expenses or indemnities provided by the Indenture which are allocable to such Portfolio, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other governmental charges. The Trustee shall then distribute to Unitholders of such Portfolio their pro rata share of the balance of the Interest and Principal Accounts. With such distribution, the Unitholders shall be furnished a final distribution statement, in substantially the same form as the annual distribution statement, of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

Code of Ethics

         The Sponsor and the Portfolios have adopted a code of ethics requiring the Sponsor's employees who have access to information on Portfolio transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Portfolios.

Legal Opinion

         The legality of the Units offered hereby has been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603. Special counsel for the Trusts for respective state matters are named in "TAX STATUS" herein. Carter, Ledyard & Milburn, 2 Wall Street, New York, New York 10005, act as counsel for the Trustee with respect to the Trusts and as special New York tax counsel for the Series.

Auditors

         The "Statement of Condition" and the "Schedule of Investments" for each Portfolio in a Series and the related "Statement of Operations" and "Statement of Changes in Condition" and changes in the Portfolio Units have been audited by the independent public accountants indicated in Part Two of the applicable Prospectus.

Supplemental Information

         Upon written or telephonic request to the Trustee, investors will receive at no cost to the investor supplemental information about the Portfolios, which has been filed with the Securities and Exchange Commission and is intended to supplement information contained in Parts One and Two of the Prospectus. The supplemental information includes more detailed information concerning certain of the Bonds included in the Portfolios, taxable-equivalent yield tables and more specific risk information concerning the individual state Portfolios. This supplement also includes additional general information about the Sponsor, the accumulation plan and the Portfolios.

                                             Prospectus Part One must be
                                             accompanied by Part Two

Sponsor                                      Nuveen Investments, LLC
                                             333 West Wacker Drive
                                             Chicago, Illinois  60606-1286

Trustee                                      JPMorgan Chase Bank
                                             14201 Dallas Parkway
                                             Dallas, TX 75254-2917
                                             800/257-8787

Legal Counsel to the Portfolios              Chapman and Cutler LLP
                                             111 W. Monroe Street
                                             Chicago, Illinois  60603

Legal Counsel to Trustee                     Carter, Ledyard & Milburn
                                             2 Wall Street
                                             New York, New York  10005
--------------------

         This Prospectus does not contain complete information about the Portfolios filed with the Securities and Exchange Commission in Washington, DC under the Securities Act of 1933 and the Investment Company Act of 1940.

         More information about the Portfolios, including the code of ethics adopted by the Sponsor and the Nuveen Tax-Free Unit Trusts, can be found in the Commission's Public Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Portfolio information is also available on the EDGAR Database on the Commission's website at http://www.sec.gov, or may be obtained at prescribed rates by sending an e-mail request to publicinfo@sec.gov or by writing to the Commission's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549-0102.

         No person is authorized to give any information or representation about the Portfolios not contained in Parts One or Two of this Prospectus or the Information Supplement, and you should not rely on any other information.

         When Units of a Portfolio are no longer available or for investors who will reinvest into subsequent series of the Trusts may be used as preliminary Prospectus for a future series. If this is the case, investors should note the following:

          1. Information in this Prospectus is not complete and may be changed;

          2. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective; and

          3. This Prospectus is not an offer to sell the securities of a future series and is not soliciting an offer to buy such securities in any state where the offer or sale is not permitted.

                           NUVEEN TAX-FREE UNIT TRUST

                             INFORMATION SUPPLEMENT

         This Information Supplement provides additional information concerning the structure, operations and risks of a Nuveen Tax-Free Unit Trust not found in the prospectuses for the Trusts. This Information Supplement is not a prospectus and does not include all of the information that a prospective investor should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which an investor is considering investing (the "Prospectus"). Copies of the Prospectus can be obtained by calling or writing the Trustee at the telephone number and address indicated in Part One of the Prospectus dated December 22, 2003. This Information Supplement has been created to supplement information contained in the Prospectus.

         This Information Supplement is dated December 22, 2003. Capitalized terms have been defined in the Prospectus.

                                TABLE OF CONTENTS

GENERAL RISK DISCLOSURE......................................................1
WHY AND HOW ARE THE BONDS INSURED?...........................................6
INFORMATION ABOUT THE SPONSOR................................................9
ALABAMA RISK FACTORS........................................................10
ARIZONA RISK FACTORS........................................................12
CALIFORNIA RISK FACTORS.....................................................15
COLORADO RISK FACTORS.......................................................18
CONNECTICUT RISK FACTORS....................................................21
FLORIDA RISK FACTORS........................................................24
GEORGIA RISK FACTORS........................................................25
MARYLAND RISK FACTORS.......................................................27
MASSACHUSETTS RISK FACTORS..................................................29
MICHIGAN RISK FACTORS.......................................................30
MINNESOTA RISK FACTORS......................................................32
MISSOURI RISK FACTORS.......................................................34
NEW JERSEY RISK FACTORS.....................................................36
NEW YORK RISK FACTORS.......................................................37
NORTH CAROLINA RISK FACTORS.................................................40
OHIO RISK FACTORS...........................................................42
PENNSYLVANIA RISK FACTORS...................................................46
TENNESSEE RISK FACTORS......................................................48
TEXAS RISK FACTORS..........................................................49
VIRGINIA RISK FACTORS.......................................................51

GENERAL RISK DISCLOSURE

         An investment in Units of any Trust should be made with an understanding of the risks that such an investment may entail. These include the ability of the issuer, or, if applicable, an insurer, to make payments of interest and principal when due, the effects of changes in interest rates generally, early call provisions and the potential for changes in the tax status of the Bonds. As set forth in the portfolio summaries in Part Two of this Prospectus, the Trusts may contain or be concentrated in one or more of the types of bonds discussed below. The following paragraphs discuss certain circumstances which may adversely affect the ability of issuers of the various types of Bonds held in the portfolio of a Trust to make payment of principal and interest thereon or which may adversely affect the ratings of such Bonds; with respect to Insured Trusts, however, because of the insurance obtained by the Sponsor or by the issuers of the Bonds, such changes should not adversely affect an insured Trust's receipt of principal and interest, the Standard & Poor's Corporation ("Standard & Poor's") AAA ratings or the Moody's Investors Service, Inc. ("Moody's") Aaa ratings of the Bonds in an Insured Trust portfolio. For economic risks specific to the individual Trusts, see "Risk Factors" for each Trust.

         Health Care Facility Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs. Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider's actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds.

         Certain hospital bonds provide for redemption at par upon the damage, destruction or condemnation of the hospital facilities or in other special circumstances.

         Single Family and Multi-Family Housing Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from mortgage loans to housing projects for the elderly or for low to moderate income families. Such issues are generally characterized by mandatory redemption at par or, in the case of original issue discount bonds, accreted value in the event of economic defaults and in the event of a failure of the operator of a project to comply with certain covenants as to the operation of the project. The failure of such operator to comply with certain covenants related to the tax-exempt status of interest on the Bonds, such as provisions requiring that a specified percentage of units be rented or available for rental to low or moderate income families, potentially could cause interest on such Bonds to be subject to Federal income taxation from the date of issuance of the Bonds. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels and adequate rental income, employment and income conditions prevailing in local labor markets, increases in taxes, utility costs and other operating expenses, the managerial ability of project managers, changes in laws and governmental regulations, the appropriation of subsidies, and social and economic trends affecting the localities in which the projects are located. Occupancy of such housing projects may be adversely affected by high rent levels and income limitations imposed under Federal and state programs.

         Single Family Mortgage Revenue Bonds. Some of the Bonds in a Trust may be single family mortgage revenue bonds, which are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income.

Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The redemption price of such issues may be more or less than the offering price of such bonds. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. Single family mortgage revenue bonds issued after December 31, 1980 were issued under Section 103A of the Internal Revenue Code of 1954, as amended, or Section 143 of the Internal Revenue Code of 1986, which Sections contain certain requirements relating to the use of the proceeds of such bonds in order for the interest on such bonds to retain its tax-exempt status. In each case, the issuer of the bonds has covenanted to comply with applicable requirements and the bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from Federal income tax under existing laws and regulations. There can be no assurance that such continuing requirements will be satisfied; the failure to meet such requirements could cause interest on the Bonds to be subject to Federal income taxation, possibly from the date of issuance of the Bonds.

         Congregate Care Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from loans to finance the construction and/or acquisition of congregate care facilities, including retirement facilities and nursing care units. A facility's gross receipts and net income available for debt service may be affected by future events and conditions, including, among other things, demand for services, the ability of the facility to provide the services required, management capabilities, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation and the termination or restriction of governmental financial assistance.

         Federally Enhanced Obligations. Some of the mortgages which secure the various health care or housing projects which underlie the previously discussed Health Care Facility Revenue, Single Family and Multi-Family Housing Revenue Single Family Mortgage Revenue Obligations and Congregate Care Revenue Bonds (the "Obligations") in a Trust may be insured by the Federal Housing Administration ("FHA"). Under FHA regulations, the maximum insurable mortgage amount cannot exceed 90% of the FHA's estimated value of the project. The FHA mortgage insurance does not constitute a guarantee of timely payment of the principal of and interest on the Obligations. Payment of mortgage insurance benefits may be (1) less than the principal amount of Obligations outstanding or
(2) delayed if disputes arise as to the amount of the payment or if certain notices are not given to the FHA within the prescribed time periods. In addition, some of the previously discussed Obligations may be secured by mortgage-backed certificates guaranteed by the Government National Mortgage Association ("GNMA"), a wholly owned corporate instrumentality of the United States, and/or the Federal National Mortgage Association ("Fannie Mae") a federally chartered and stockholder-owed corporation. GNMA and Fannie Mae guarantee timely payment of principal and interest on the mortgage-backed certificates, even where the underlying mortgage payments are not made. While such mortgage-backed certificates are often pledged to secure payment of principal and interest on the Obligations, timely payment of interest and principal on the Obligations is neither insured nor guaranteed by the United States, GNMA, Fannie Mae or any other governmental agency or instrumentality. The GNMA mortgage-backed certificates constitute a general obligation of the United States backed by its full faith and credit. The obligations of Fannie Mae, including its obligations under the Fannie Mae mortgage-backed securities, are obligations solely of Fannie Mae and are not backed by or entitled to, the full faith and credit of the United States.

         Public Housing Authority Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from loans to finance public housing projects. These bonds are guaranteed by the federal Department of Housing and Urban Development. Such issues are generally characterized by mandatory redemption at par or, in the case of original issue discount bonds, accreted value in the event of economic defaults. The ability of such issuers to make debt service payments will be affected by events and conditions affecting financed projects, including, among other things, the achievement and maintenance of sufficient occupancy levels, employment and income conditions prevailing in local labor markets, increases in taxes, utility

                                     Page 2

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costs and other operating expenses, changes in laws and governmental regulations, and social and economic trends affecting the localities in which the projects are located. In addition, the federal Department of Housing and Urban Development may impose regulations and/or limitations which may have an adverse impact on the Bonds in a Trust.

         Industrial Revenue Obligations. Certain of the Bonds in a Trust may be industrial revenue bonds ("IRBs"), which are tax-exempt securities issued by states, municipalities, public authorities or similar entities to finance the cost of acquiring, constructing or improving various industrial projects. These projects are usually operated by corporate entities. Issuers are obligated only to pay amounts due on the IRBs to the extent that funds are available from the unexpended proceeds of the IRBs or receipts or revenues of the issuer under an arrangement between the issuer and the corporate operator of a project. The arrangement may be in the form of a lease, installment sale agreement, conditional sale agreement or loan agreement, but in each case the payments to the issuer are designed to be sufficient to meet the payments of amounts due on the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project and, if applicable, the corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restriction, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may have an impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such Bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such Bonds, even though no actual takeover or other action is ever contemplated or effected. The IRBs in a Trust may be subject to special or extraordinary redemption provisions which may provide for redemption at par or, in the case of original issue discount bonds, accreted value. The Sponsor cannot predict the causes or likelihood of the redemption of IRBs in a Trust prior to the stated maturity of such Bonds.

         Power Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from pollution control bonds as well as the sale of electric energy and oil and gas. Some of these obligations are backed by the credit of an investor owned utility ("IOU"). The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the applicable public utility commissions, the difficulty of financing large construction programs, increased competition, reductions in estimates of future demand for electricity in certain areas of the country, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. All of such issuers have been experiencing certain of these problems in varying degrees. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in a Trust to make payments of principal and/or interest on such Bonds.

         Utility Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are primarily derived from the sale of natural gas or the combined net revenue of two or more municipal utility systems operating as a single entity. The problems faced by such issuers include the difficulty in obtaining approval for timely and adequate rate increases from the applicable public utility commissions, the difficulty of financing large construction programs, increased competition, reductions in estimates of future demands for natural gas in certain areas of the country, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, Federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the Bonds in a Trust to make payments of principal and/or interest on such Bonds.

         Transportation Bonds. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by revenues derived from the ownership and operation of airports, public transit systems and ports. The major portion of an airport's gross operating income is generally derived from fees received from airlines pursuant to use agreements which consist of annual payments for airport use, occupancy of certain terminal space, service fees and leases. Airport operating income may therefore be affected by the ability of the airlines to meet their

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obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. In particular, facilities with use agreements involving airlines experiencing financial difficulty may experience a reduction in revenue due to the possible inability of these airlines to meet their use agreement obligations because of such financial difficulties and possible bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Bonds that are secured primarily by the revenue collected by a public transit system typically are additionally secured by a pledge of sales tax receipts collected at the state or local level, or of other governmental financial assistance. Transit system net revenues will be affected by variations in utilization, which in turn may be affected by the degree of local governmental subsidization, demographic and population shifts, and competition from other forms of transportation; and by increased costs, including costs resulting from previous deferrals of maintenance. Port authorities derive their revenues primarily from fees imposed on ships using the facilities. The rate of utilization of such facilities may fluctuate depending on the local economy and on competition from competing forms of transportation such as air, rail and trucks.

         Water and/or Sewerage Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such Bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

         Resource Recovery Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the sale of sewerage or solid waste disposal services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the effect of conservation programs and the impact of "no-growth" zoning ordinances. All of such issuers have been experiencing certain of these problems in varying degrees.

         Education Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers which are, or which govern the operation of, colleges and universities and whose revenues are derived mainly from tuition, dormitory revenues, grants and endowments. General problems of such issuers include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and government legislation or regulations that may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

         Bridge and Tollroad Revenue Obligations. Some of the Bonds in a Trust may be obligations of issuers which derive their payments from bridge, road or tunnel toll revenues. The revenues of such an issuer could be adversely affected by competition from toll-free vehicular bridges and roads and alternative modes of transportation. Such revenues could also be adversely affected by a reduction in the availability of fuel to motorists or significant increases in the costs thereof. Specifically, governmental regulations restricting the use of vehicles in the New York City metropolitan area may adversely affect revenues of the Triborough Bridge and Tunnel Authority.

         Dedicated-Tax Supported Revenue Bonds. Some of the Bonds in a Trust may be obligations of issuers which are payable from and secured by tax revenues from a designated source, which revenues are pledged to secure the bonds. The various types of Bonds described below differ in structure and with respect to the rights of the bondholders to the underlying property. Each type of dedicated-tax supported Bond has distinct risks, only some of which are set forth below. One type of dedicated-tax supported Bond is secured by the incremental tax received on either real property or on sales within a specifically defined geographical area; such tax generally will not provide bondholders with a lien on the underlying property or revenues. Another type of dedicated-tax supported Bond is secured by a special tax levied on real property within a defined geographical area in such a manner that the tax is

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levied on those who benefit from the project; such bonds typically provide for a statutory lien on the underlying property for unpaid taxes. A third type of dedicated-tax supported Bond may be secured by a tax levied upon the manufacture, sale or consumption of commodities or upon the license to pursue certain occupations or upon corporate privileges within a taxing jurisdiction.
As to any of these types of Bonds, the ability of the designated revenues to satisfy the interest and principal payments on such bonds may be affected by changes in the local economy, the financial success of the enterprise responsible for the payment of the taxes, the value of any property on which taxes may be assessed and the ability to collect such taxes in a timely fashion. Each of these factors will have a different affect on each distinct type of dedicated-tax supported bonds.

         Municipal Lease Revenue Bonds. Some of the Bonds in a Trust may be obligations that are secured by lease payments of a governmental entity. Such payments are normally subject to annual budget appropriations of the leasing governmental entity. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefor. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby.

         Special Obligation to Crossover. Some of the Bonds in a Trust may be issued with the intention of crossover refunding an outstanding issue at a future date. These bonds are secured to the crossover date by U.S. Government securities purchased with the proceeds of the refunding bonds. The revenues of such an issuer could be adversely affected by problems associated with the outstanding issue, economic, social and environmental policies and conditions that are not within the control of the issuer and governmental policies and regulations affecting the issuer.

         Civic Organization Obligations. Some of the Bonds in a Trust may be obligations of issuers whose revenues are derived from the pledge of civic organizations, including their assets. The problems faced by such issuers include the ability to collect pledges made, the unpredictable nature of an organization's composition and participation, the quality and skill of management, increased costs and delays attributable to organizations, expenses, and legislation regarding certain organizational purposes.

         Original Issue Discount Bonds and Stripped Obligations. Certain of the Bonds in a Trust may be original issue discount bonds. These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par, values. This original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for federal income tax purposes. On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. See "TAX STATUS" in Part One of this Prospectus. The current value of an original issue discount bond reflects the present value of its face amount at maturity. In a stable interest rate environment, the market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.

         Certain of the original issue discount bonds in a Trust may be zero coupon bonds. Zero coupon bonds do not provide for the payment of any current interest; the buyer receives only the right to receive a final payment of the face amount of the bond at its maturity. The effect of owning a zero coupon bond is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield, but at the same time also eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality that pay interest currently.

         Original issue discount bonds, including zero coupon bonds, may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption (the "accreted value") plus, if applicable, some premium. Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value. See the "Schedules of Investments" for more information about the call provisions of portfolio Bonds.

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         Certain of the Bonds in a Trust may be Stripped Obligations, which represent evidences of ownership with respect to either the principal amount of or a payment of interest on a tax-exempt obligation. An obligation is "stripped" by depositing it with a custodian, which then effects a separation in ownership between the bond and any interest payment which has not yet become payable, and issues evidences of ownership with respect to such constituent parts. A Stripped Obligation therefore has economic characteristics similar to zero coupon bonds, as described above.

         Each Stripped Obligation has been purchased at a discount from the amount payable at maturity. With respect to each Unitholder, the Internal Revenue Code treats as "original issue discount" that portion of the discount which produces a yield to maturity (as of the date of purchase of the Unitholder's Units) equal to the lower of the coupon rate of interest on the underlying obligation or the yield to maturity on the basis of the purchase price of the Unitholder's Units which is allocable to each Stripped Obligation. Original issue discount which accrues with respect to a Stripped Obligation will be exempt from Federal income taxation to the same extent as interest on the underlying obligations. (See "TAX STATUS" in Part One of this Prospectus.)

         Unitholders should consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount bonds or Stripped Obligations. Under applicable provisions governing determination of state and local taxes, interest on original issue discount bonds or Stripped Obligations may be deemed to be received in the year of accrual even though there is no corresponding cash payment.

WHY AND HOW ARE THE BONDS INSURED?

Insurance on the Bonds

         Insured Trusts -- The bonds in the Trusts are covered by insurance policies obtained by the Sponsor or by the issuers or underwriters of the bonds from AMBAC Assurance Corporation ("AMBAC"), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance Inc. ("FSA") or MBIA Insurance Corporation ("MBIA") (the "Insurers"). The "Schedules of Investments" in Part Two of the Prospectus identify the Insurer of each bond. Insurance guarantees the timely payment, when due, of all principal and interest on the bonds. Such insurance is effective so long as the insured bond is outstanding and the insurer remains in business. Insurance relates only to the particular bond and not to the Units offered hereby or to their market value. The bonds have received a rating of "Aaa" by Moody's, "AAA" by Fitch Ratings ("Fitch") and/or "AAA" by Standard & Poor's in recognition of such insurance. There can be no assurance that any Insurer listed will be able to satisfy its commitments in the event claims are made in the future. However, Standard & Poor's, Fitch and/or Moody's have rated the claims-paying ability of each Insurer "AAA," "AAA" or "Aaa," respectively. The following are brief descriptions of the Insurers.

         Ambac Assurance Corporation ("Ambac Assurance"). Effective July 14, 1997, AMBAC Indemnity Corporation changed its name to Ambac Assurance Corporation. The Insurance Policy of Ambac Assurance obtained by an Insured Trust is noncancellable and will continue in force for so long as the bonds described in the Insurance Policy are held by an Insured Trust. A monthly premium is paid by an Insured Trust for the Insurance Policy obtained by it. The Trustee will pay, when due, successively, the full amount of each installment of the insurance premium. Pursuant to a binding agreement with Ambac Assurance, in the event of a sale of a bond covered by the Ambac Assurance Insurance Policy, the Trustee has the right to obtain permanent insurance for such bond upon payment of a single predetermined premium from the proceeds of the sale of such bond.

         Under the terms of the Insurance Policy, Ambac Assurance agrees to pay to the Trustee that portion of the principal of and interest on the bonds insured by Ambac Assurance which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the bonds. The term "due for payment" means, when referring to the principal of a bond so insured, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a bond, the stated date for payment of interest.

         Ambac Assurance will make payment to the Trustee not later than thirty days after notice from the Trustee is received by Ambac Assurance that a nonpayment of principal or of interest on a bond has occurred, but not earlier that the date on which the bonds are due for payment. Ambac Assurance will disburse to the Trustee the face amount

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of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer in exchange for delivery of bonds, not less in face amount than the amount of the payment in bearer form, free and clear of all liens and encumbrances and uncancelled. In cases where bonds are issuable only in a form whereby principal is payable to registered holders or their assigns, Ambac Assurance shall pay principal only upon presentation and surrender of the unpaid bonds uncancelled and free of any adverse claim, together with an instrument of assignment in satisfactory form, so as to permit ownership of such bonds to be registered in the name of Ambac Assurance or its nominee. In cases where bonds are issuable only in a form whereby interest is payable to registered holders or their assigns, Ambac Assurance shall pay interest only upon presentation of proof that the claimant is the person entitled to the payment of interest of the bonds and delivery of an instrument of assignment, in satisfactory form, transferring to Ambac Assurance all right under such bonds to receive the interest of which the insurance payment was made.

         Ambac Assurance Corporation is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam, the Commonwealth of Puerto Rico and the U.S. Virgin Islands, with admitted assets of approximately $6,993,000,000 (unaudited) and statutory capital of approximately $4,195,000,000 (unaudited) as of September 30, 2003. Statutory capital consists of Ambac Assurance's policyholder's surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Moody's Investors Service and Fitch Ratings have each assigned a triple-A financial strength rating to Ambac Assurance.

         The parent company of Ambac Assurance, Ambac Financial Group, Inc. (the "Company"), is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information may be inspected and copied at the public reference room maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information on the public reference room. The Commission maintains an internet site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding companies that file electronically with the Commission, including the company. The aforementioned material may be inspected at the offices of the New York Stock Exchange, Inc. (the "NYSE") at 20 Broad Street, New York, New York 10005.

         Copies of Ambac Assurance's financial statements prepared in accordance with statutory accounting standards are available from Ambac Assurance. The address of Ambac Assurance's administrative offices and its telephone number are One State Street Plaza, 19th Floor, New York, New York, 10004 and (212) 668-0340.

         The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

         MBIA Insurance Corporation. MBIA Insurance Corporation ("MBIA Corporation" or "MBIA") is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA, Inc. is not obligated to pay the debts of or claims against MBIA Corporation. MBIA Corporation is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all fifty states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. MBIA has three branches, one in the Republic of France, one in the Republic of Singapore and one in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by MBIA, changes in control and transactions among affiliates. Additionally, MBIA is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

         As of December 31, 2002, MBIA had admitted assets of $9.2 billion (audited), total liabilities of $6.0 billion (audited), and total capital and surplus of $3.2 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of September 30, 2003 MBIA had admitted assets of $9.9 billion (unaudited), total liabilities of $6.4 billion (unaudited), and total capital surplus of

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 $3.5 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

         Effective February 17, 1998 MBIA acquired all of the outstanding stock of Capital Markets Assurance Corporation ("CMAC"), a New York domiciled financial guarantee insurance company, through a merger with its parent, CapMAC Holdings, Inc. Pursuant to a reinsurance agreement, CMAC has ceded all of its net insured risks (including any amounts due but unpaid from third party reinsurers), as well as its unearned premiums and contingency reserves, to MBIA. MBIA is not obligated to pay the debts of or claims against CMAC.

         Effective December 31, 1989, MBIA Inc. acquired Bond Investors Group, Inc. On January 5, 1990, MBIA acquired all of the outstanding stock of Bond Investors Group, Inc., the parent of Bond Investors Guaranty Insurance Company
(BIG), now known as MBIA Insurance Corp. of Illinois. Through a reinsurance agreement, BIG has ceded all of its net insured risks, as well as its unearned premium and contingency reserves, to MBIA and MBIA has reinsured BIG's net outstanding exposure.

         Moody's Investors Service rates all bond issues insured by MBIA "Aaa." Standard & Poor's rates the financial strength of MBIA "AAA." Fitch rates the financial strength of MBIA "AAA".

         In the event MBIA were to become insolvent, any claims arising under a policy of financial guaranty insurance are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 (commencing with Section 1063) of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

         Financial Guaranty Insurance Company. Financial Guaranty Insurance Company ("Financial Guaranty" or "FGIC") is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation ("GE Capital"). Neither the Corporation nor GE Capital is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of September 30, 2003, the total capital and surplus of Financial Guaranty was approximately $999 million. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles, and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 125 Park Avenue, New York, New York 10017, Attention: Communications Department, telephone number: (212) 312-3000 or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau, telephone number: (212) 480-5187.

         Financial Security Assurance. Financial Security Assurance Inc. ("Financial Security") is a monoline insurance company incorporated in 1984 under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.

         Financial Security and its subsidiaries are engaged in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. Financial guaranty insurance provides a guaranty of scheduled payments of an issuer's securities, thereby enhancing the credit rating of those securities, in consideration for payment of a premium to the insurer. Financial Security and its subsidiaries principally insure asset-backed, collateralized and municipal securities. Asset-backed securities are generally supported by residential mortgage loans, consumer or trade receivables, securities or other assets having an ascertainable cash flow or market value. Collateralized securities include public utility first mortgage bonds and sale/leaseback obligation bonds. Municipal securities consist largely of general obligation bonds, special revenue bonds and other special obligations of state and local governments. Financial Security insures both newly issued securities sold in the primary market and outstanding securities sold in the secondary market that satisfy Financial Security's underwriting criteria.

         Financial Security is a wholly-owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"). Holdings is an indirect subsidiary of Dexia S.A., a publically held Belgian corporation. Dexia S.A., through its bank subsidiaries, is primarily engaged in the business of public finance in France, Belgium and other European countries. No shareholder of Holdings or Financial Security is liable for the obligations of Financial Security. At September 30, 2003, Financial Security's total policyholders' surplus and contingency reserves were approximately $2,021,237,000 and its total unearned premium reserve was approximately $1,281,769,000 in accordance with statutory accounting practices. At September 30, 2003, Financial Security's total shareholders'

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equity was approximately $2,208,123,000 and its total net unearned premium reserve was approximately $1,098,686,000 in accordance with generally accepted accounting principles. Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, 10022, Attention Communications Department. Financial Security's telephone number is (212) 826-0100.

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by Financial Security or its domestic or Bermuda operating insurance company subsidiaries are generally reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, Financial Security reinsures a portion of its liabilities under certain various quota share treaties and on a transaction-by-transaction basis. This reinsurance is used by Financial Security as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter on limit the obligations of Financial Security under any financial guaranty insurance policy.

         Financial Security's insurance financial strength is rated "Aaa" by Moody's Investors Service, Inc. and "AAA" by Fitch. Financial Security's insurer financial strength is rated "AAA" by Standard & Poor's Ratings Services and Standard & Poor's (Australia) Pty. Ltd. Financial Security's claims-paying ability is rated "AAA" by. Rating and Investment Information, Inc. These ratings reflect only the views of the respective rating agencies, are not recommendations to buy, or sell or hold securities and are subject to revision or withdrawal at any time by those rating agencies.

         Traditional Trusts -- Insurance guaranteeing the timely payment, when due, of all principal and interest on certain Bonds in a Traditional Trust may have been obtained by the Sponsor, issuer or underwriter of the particular Bonds involved or by another party. Such insurance, which provides coverage substantially the same as that obtained with respect to Bonds in Insured Trusts as described above, is effective so long as the insured Bond is outstanding and the insurer remains in business. Insurance relates only to the particular Bond and not to the Units offered hereby or to their market value. Insured Bonds have received a rating of "Aaa" by Moody's and/or "AAA" by Standard & Poor's in recognition of such insurance.

         If a Bond in a Traditional Trust is insured, the Schedule of Investments in Part Two of this Prospectus will identify the insurer. Such insurance will be provided by FGIC, AMBAC, Bond Investors Guaranty Insurance Company, now known as MBIA Corp. of Illinois ("BIG"), FSA, Municipal Bond Insurance Association (the "Association"), MBIA or Connie Lee Insurance Company ("ConnieLee"). There can be no assurance that any insurer listed therein will be able to satisfy its commitments in the event claims are made in the future. However, Standard & Poor's has rated the claims-paying ability of each insurer "AAA," and Moody's has rated all bonds insured by each such insurer, except ConnieLee, "Aaa." Moody's gives no ratings for bonds insured by ConnieLee.

         Because any such insurance will be effective so long as the insured Bonds are outstanding, such insurance will be taken into account in determining the market value of such Bonds and therefore some value attributable to such insurance will be included in the value of the Units of the Trust that includes such Bonds. The insurance does not, however, guarantee the market value of the Bonds or of the Units.

INFORMATION ABOUT THE SPONSOR

         Nuveen has also served or is serving as co-managing underwriter to the following closed-end management type investment companies: Nuveen Municipal Value Fund, Inc., Nuveen California Municipal Value Fund, Inc., Nuveen New York Municipal Value Fund, Inc., Nuveen Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund, Inc., Nuveen Performance Plus Municipal Fund, Inc., Nuveen California Performance Plus Municipal Fund, Inc., Nuveen New York Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen New York Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Florida Investment Quality Municipal Fund, Nuveen New Jersey Investment Quality Municipal Fund, Inc., Nuveen Pennsylvania Investment Quality Municipal Fund, Nuveen Select Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen New York Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Florida

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Quality Income Municipal Fund, Nuveen Michigan Quality Income Municipal Fund,
Inc., Nuveen Ohio Quality Income Municipal Fund, Inc., Nuveen Texas Quality Income Municipal Fund, Nuveen California Quality Income Municipal Fund, Inc., Nuveen New York Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured New York Premium Income Municipal Fund, Inc., Nuveen Select Maturities Municipal Fund, Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Michigan Premium Income Municipal Fund, Inc., Nuveen New Jersey Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 4, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen Pennsylvania Premium Income Municipal Fund 2, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Virginia Premium Income Municipal Fund, Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen California Premium Income Municipal Fund, Nuveen Insured Premium Income Municipal Fund 2, Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Insured California Select Tax-Free Income Portfolio, Nuveen Insured New York Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 3, Nuveen Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund and Nuveen New York Dividend Advantage Municipal Fund. Nuveen Arizona Dividend Advantage Municipal Fund, Nuveen Connecticut Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Massachusetts Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen New York Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen Ohio Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 3, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Michigan Dividend Municipal Fund, and Nuveen Ohio Dividend Advantage Municipal Fund 2, Nuveen North Carolina Dividend Advantage Fund 2, Nuveen Virginia Dividend Advantage Fund 2, Nuveen Real Estate Income Fund, Nuveen Arizona Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 2, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Ohio Dividend Advantage Municipal Fund 3, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured New York Dividend Advantage Municipal Fund, Nuveen Insured Dividend Advantage Municipal Fund, Nuveen Arizona Dividend Advantage Municipal Fund 3, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen Connecticut Dividend Advantage Municipal Fund 3, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen North Carolina Dividend Advantage Municipal Fund 3, Nuveen Quality Preferred Income Fund, Nuveen Quality Preferred Income Fund 2, Nuveen Senior Income Fund, Nuveen Insured Tax-Free Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund, Nuveen Insured New York Tax-Free Advantage Municipal Fund, Nuveen Quality Preferred Income Fund 3, Nuveen Preferred and Convertible Income Fund, Nuveen Preferred and Convertible Income Fund 2, Nuveen Diversified Dividend and Income Fund and Nuveen Municipal High Income Opportunity Fund. Including the registered open-end and closed-end investment companies listed above and its defined portfolios, Nuveen has approximately $90 billion in securities under management.

ALABAMA RISK FACTORS

         Economic Outlook. As with the national economy, the slowdown in the state's economy began with the slump in the manufacturing sector and a decline in business capital expenditures. In Alabama, the manufacturing sector has consistently lost jobs since 1996, losing almost 62,000 since the last recorded gain in 1995. The slowdown has had spillover effects on other sectors. Construction, retail and wholesale trade, and some service-related industries, which were the engines of growth until recently, lost a significant number of jobs in 2002. The manufacturing sector showed some signs of recovery in the first seven months, with the rate of job losses slowing somewhat. However, manufacturing industries again started to experience declining production and slight increases in payroll cuts toward the end of the year.


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         The recent manufacturing sector contraction is mainly due to a slowdown in business investment that is linked to uncertainties about consumer spending terrorism, and the war in the Middle East. In Alabama, about 1,700 more jobs were lost in 2002 than in the previous year, but productivity increases resulted in output growth, unlike in 2001. In 2002, the state lost 19,300 jobs, with manufacturing accounting for 10,200, or 53 percent. It is important to note that manufacturing payroll declines for 2002 are about half the almost 20,000 jobs lost in 2001. The automobile and related industries gained 2,200 jobs in 2002. The remaining manufacturing industries lost jobs except for lumber, which gained a few hundred. Manufacturing accounts for almost 20 percent of gross state product and 18 percent of the state s nonagricultural employment, while nationally, manufacturing accounts for 14 percent of total gross domestic product and 12 percent of total nonagricultural employment. Residential construction has remained strong throughout the most recent downturn, particularly in the state s metropolitan areas.

         Industrial and commercial construction experienced significant slowdowns, offsetting the strength in residential construction. Total construction activity seemed to be at a standstill for 2002. The sector lost about 1,000 jobs after losing a little over 600 jobs in 2001.

         Trade, which comprises both wholesale and retail and has been one of the fastest growing segments of the state economy, lost 6,100 jobs in 2002, following a 4,900 job loss in 2001. These employment contractions are in stark contrast to 1999 when the sector accounted for almost 40 percent of the total new jobs gained in the state. The decline in trade sector payrolls can be attributed to the slowdown in consumer spending and excess retail capacity.

         Services, another fast growing sector of the state's economy, managed to hold employment, losing about 100 jobs in 2002. The sector had added almost 7,900 new payroll jobs in the previous year. Most of the job losses were due to sharp declines in spending on outsourcing services and a slowdown in both business and tourism travel. Alabama's economy is expected to grow 2.8 percent in 2003 with gross state product. Output is expected to increase for all sectors.

         Motor vehicle industry output is expected to rise almost 11 percent in 2003 to $2.1 billion. Total Alabama employment is expected to increase by 1.0 percent. However, if business spending on capital goods remains weak, employment is not expected to increase by much and may even be flat.

         Revenues and Expenditures. The focus of the State's governmental funds is to provide information on near-term inflows, outflows, and balances of spendable resources. Such information is useful in assessing the State's financing requirements. In particular, unreserved fund balance may serve as a useful measure of a government's net resources available for spending at the end of the fiscal year.

         At the end of the fiscal year, the governmental funds reported combined ending fund balances of $3.8 billion. Of this total amount, $2.46 billion is reserved and is not available for spending because it has already been legally dedicated for various contractual commitments, court settlements, and other purposes. The largest reserved amount of $1.93 billion for the Alabama Trust represents the principal portion of this permanent fund. Permanent funds report resources that are legally restricted to the extent that only earnings, and not principal, may be used for purposes that support the government's own programs. An additional $248 million of the Alabama Trust Fund is legally reserved as a Rainy Day Account for the Education Trust Fund. $508 million has been designated for various capital projects and debt service, leaving $884 million as unreserved and undesignated.

         The General Fund is the chief operating fund of the State. At the end of the 2002 fiscal year, unreserved fund balance of the General Fund was $148 million and reserved fund balance was $4 million. Total fund balance increased by $40 million during the fiscal year, primarily because of efforts to hold down expenditures in preparation for an expected revenue shortage in 2003. Tax revenue for the General Fund increased this year by approximately $127 million. $70 million of this increase is from the corporate shares tax, $36 million from estate tax, and $22 million from the insurance premium tax recorded as an expenditure in the fund.

         Debt Administration. Alabama has traditionally received high bond ratings from both Standard and Poor's Corporation and Moody's Investors Service due in large part to the commitment to sound fiscal management. Both the Alabama Constitution and the statutes require a balanced budget for annual financial operations. The State Constitution prohibits the issuance of debt. Therefore, the only way to issue general obligation debt is by amending the Constitution through a statewide vote of the people. The State does issue revenue bonds which are limited obligations of public corporations governed by State officials. Those revenue bonds are backed by a pledge of specific revenue sources for which the annual collections are generally predictable. The total outstanding general

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obligation bond indebtedness as of September 30, 2002, was $535.1 million and the total outstanding revenue bond indebtedness for the primary government was $686.4 million. The total outstanding revenue bond indebtedness for component units was $5.079 billion. The total outstanding bond indebtedness for the reporting entity at September 30, 2002, was $6.3 billion. The State's general obligation bond debt per capita increased to $119 during the year. The ratio of general obligation bond debt to assessed property valuation rose to 1.44 percent, and the ratio of general obligation debt to personal income increased to 0.47 percent.

         The State of Alabama issued $139,955,000 in general obligation bonds in fiscal year 2002. The Alabama Public School and College Authority issued $203,600,000 in new bonds. The Water Pollution Control Authority issued $32,485,000 in new bonds. The Drinking Water Finance Authority issued $37,575,000 in new bonds. Alabama 21st Century Authority issued $103,760,000 in new bonds. The Housing Finance Authority issued $147,040,000 in new bonds and called approximately $77,567,000 of bonds in advance of their scheduled maturities. The Alabama Federal Aid Highway Authority issued $200,000,000 in new bonds. The University of Alabama in Birmingham issued $52,830,000 in new bonds. The Alabama Water Pollution Control Authority issued $55,530,000 in refunding bonds. The refunding bonds were used to refund all outstanding Series 1991 bonds. The Montgomery Downtown Redevelopment Authority issued $43,265,000 in refunding bonds. The refunding bonds were used to refund all of the outstanding Series 1992 bonds. Alabama State University issued $35,900,000 in refunding bonds. The refunding bonds were used to refund all outstanding Series 1993, 1995, and 2001 bonds. The Alabama State Port Authority issued $17,855,000 in new bonds. The University of Alabama in Tuscaloosa issued $38,360,000 in new bonds. The University of Alabama in Huntsville issued $9,370,000 in new bonds. Auburn University issued $99,162,600 in new bonds. The University of Montevallo issued $9,500,000 in new bonds.

         Ratings. State of Alabama general obligation bonds have been assigned the following ratings: Standard & Poor's Ratings Services, "AA"; Moody's Investors Service, Inc., "Aa3"; and Fitch, "AA". There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Alabama issuers may be unrelated to the creditworthiness of obligations issued by the State of Alabama, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Alabama Trust is susceptible to political, economic or regulatory factors affecting issuers of Alabama municipal obligations (the "Alabama Municipal Obligations"). These include the possible adverse effects of certain Alabama constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Alabama and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various state and local agencies in Alabama or contained in Official Statements for various Alabama Municipal Obligations.

ARIZONA RISK FACTORS

         Economic Condition and Outlook. A little more than two-and-a-half years into this bold new millennium, "irrational exuberance" has been starkly replaced by goals focused on profitability instead of promises, pressures of financial prudence and accountability, and realistic rather than speculative business models. Many bold, aggressive companies once deemed high achievers have been rendered "bottomed out" and their business models and goals discarded, respectfully, as obsolete and misguided. It seems we are humbled to realizing that the new millennium is as real as it ever was. In retrospect, it all seems all so clear, and so we go forward. During this time of near euphoric optimism and growth, Arizona's economy charged into the new millennium with great zeal. As one of the fastest job growing states in 2000, Arizona faced such economic pressures as how to find enough workers to meet business demand. It was poignant enough to capture the attention of Lenita Jacob-Simmons, Deputy Assistant Secretary of Employment and Training with the U.S Department of Labor, who flew to Arizona to discuss some of the major issues of a fast-growing economy confronting the State. Just two years ago, for example, Phoenix-Mesa and Tucson MSAs (metropolitan statistical areas) were showing incredibly low unemployment rates of about 2.6 percent.

         The July 2001 jobless figures, however, show the Phoenix-Mesa MSA at
5.4 percent and Tucson at 4.7 percent. Additionally, Arizona's businesses slowed job growth from an annual average of nearly 4 percent in

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2000 to only 1 percent in 2001. Moreover, Arizona's economy is expected to slow even further in 2002. The Arizona Department of Economic Security, Research Administration (RA) expects a loss of almost 1 percent of jobs for 2002 in its 2002-03 employment forecast update.

         After 20 years of employment growth, represented by growth of more than 1,215,000 non-farm jobs, Arizona is expected to show a loss of nearly 21,000 jobs in 2002. A modest economic upturn is expected to begin building momentum in the second half of 2002 and into the following year, with jobs growing at an annual average pace of almost 2 percent in 2003. This represents a gain of almost 40,000 jobs in 2003. Thus, RA's forecast update sees Arizona's businesses adding slightly more than 19,000 jobs over the two-year period.

         Generally, the major difference with this forecast update and RA's March forecast is that Arizona's economy has continued to slow in 2002, slightly more than earlier expected, and it seems clearer now that 2003 will not likely recover as fast or robustly as earlier predicted. This economic recovery job growth is one in which businesses are expected (by shareholders, investors, and responsible management) to be very deliberate, yet cautious, while working through these slower, difficult times toward profitability.

         Arizona's goods-producing industries are anticipated to shed nearly 23,000 jobs over the 2002-03 period. Meanwhile, service-producing industries are projected to add slightly more than 42,000 jobs.

         Recent figures for manufacturing have only hinted at the industry leveling off from the losses that began nearly two years ago. However, announcements made this week suggest additional layoffs may yet come in the near future as national and global manufacturing companies continue to grapple with costs and projections of slower demand. RA expects manufacturing jobs will decline by more than 12,000 over the two-year forecast horizon. Most of these losses are expected in 2002 as the industry pares down nearly 6 percent of its workforce. The forecast for 2003 is for some improvement, as levels simply remain flat.

         Fueled with low interest rate financing and relatively vibrant demand for housing, Arizona's construction industry has endured a decade of strong growth. Between 1991 and 2001, annual average figures show that Arizona's economy added more than 87,000 construction jobs. RA's forecast calls for a slow decline of 9,500 construction jobs over the two-year period. About 80 percent of these losses are anticipated to occur in 2002.

         Mining is forecast to lose 1,000 jobs, nearly an 11 percent industry decline in employment. As earlier cited, extended downward pressure on this industry is expected beyond 2003.

         Arizona's trade industry is forecast to add 17,000 jobs in the 2002-03 period. Despite being a rough year for consumers who dealt with unrelenting news of corporate scandals, job losses, and terrorist threats, they kept spending. However, as the events of the year proceeded, it was becoming clearer that consumers were growing increasingly concerned.

         Additionally, Arizona's economy was dealt a series of economic blows as the drought sharply curtailed winter and summer activity in trade and services (of which many are tourism industries). This only worsened as fires ravaged several areas of the State, resulting in park closures and the loss of homes and businesses. And if all that wasn't bad enough, weather forecasts into this coming 2002-03 season strongly suggest another drought-stricken period awaits. In all, RA's forecast calls for an increase of slightly more than 2,000 trade jobs in 2002 and nearly 15,000 in 2003.

         Services is another industry largely affected by tourism, but as well by business activity. One of the most devastated of sectors has been that of hotels and lodging. Not only was the slowing economy braking employment growth, the events that followed the September 11th terrorist attacks crippled consumer travel. As earlier mentioned, all of this was adversely compounded with the drought, fires, and park closures. This comes especially hard to an industry that, for several earlier years, invested in remodeling, expansions, and building new facilities across the State. One sector that remains strong through the forecast horizon is health services. It is one of the fastest job-growing sectors.

         Services is forecast to shed 5,000 jobs in 2002 and gain slightly more than 14,000 in 2003. Thus, for the 2002-03 forecast period, better than 9,000 jobs are expected.

         The transportation, communications, and public utilities group is forecast to lose more than 4,000 jobs in the two-year period. Job losses are expected in 2002, with a slight improvement of modest gains in 2003.

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Transportation and communication sectors are expected to face continued pressure to control costs in the wake of retracted or, at best, tepid demand. Airlines, through competitive pricing, have struggled to achieve profitability, but it hasn't come easily. Public utility jobs have been fueled by the relative strong growth in the State's population and housing development.

         Arizona's finance, insurance, and real estate group is forecast to show a slight loss of nearly 1,000 jobs. A slight increase of nearly 1,500 jobs is forecast for 2003, or growth of about 1 percent. Financial sectors have been digesting the increased risks that often come with a slowing economy. As well, financial and investment sectors are grappling with controlling their own costs amidst public scrutiny and scorn.

         As reported by the latest figures from the American Bankruptcy Institute, bankruptcies in Arizona achieved a record level in 2001 and the trends through the second quarter of 2002 are not looking better. Real estate buying and investment has spurred mortgage financing and refinancing, but this also comes with consumers struggling to consolidate debt.

         In conclusion, Arizona's economy has continued to weaken in 2002. While RA's earlier forecast showed similar trends of a loss of jobs in 2002 and a recovery in 2003, this update has reasoned a more modest economic recovery in 2003 is likely to follow the slightly increased layoffs of 2002.

         General Fund. The General Fund ended the June 30, 2002, fiscal year with $560.478 million in unreserved fund balance and a $152.338 million reserved fund balance for a total fund balance of $712.816 million. This compares to the previous year total fund balance of $1.309 billion. Included in the $152.338 million reserved fund balance is $67.7 million for the Budget Stabilization Fund. The Budget Stabilization Fund is a form of "Rainy Day Fund" established by the Legislature in 1991, provide reasonable assurance that these objectives are met.

         Cash Management. The responsibility for cash management of the State is shared by the Office of the Treasurer ("Treasurer") and the General Accounting Office of the Department of Administration, Financial Services Division (GAO). The Treasurer is responsible for the depository, custodial and investment functions of cash. The GAO is responsible for drawing down monies available for State functions and the expenditure or disbursement of those monies. The State requires that Treasurer's deposits and investments with financial institutions be entirely covered by Federal depository insurance or alternatively collateralized with surety equal to 102% of the deposit or investment. Component units may have collateralization policies that differ from those of the Treasurer. The Legislature has passed statutes authorizing State investments. The Treasurer deposits receipts in accordance with applicable statutes and invests excess cash of the General Fund and various other funds. All interest, not otherwise apportioned by law, is deposited in the General Fund. Investment earnings for the General Fund totaled $61.2 million for the fiscal year ended June 30, 2002.

         Debt Administration. The Arizona Constitution, under Article 9 Section 5, provides that the State may contract debts not to exceed $350,000. This provision has been interpreted to restrict the State from pledging its credit as a sole payment for debts incurred for the operation of State government. As a result, the State, including the Enterprise Funds and the University Funds, finances most of its major capital needs by lease purchase transactions and issuing revenue bonds and grant anticipation notes. Lease purchase transactions are funded by Certificates of Participation (COPs). Revenue bonds and grant anticipation notes are funded by dedicated revenue sources.

         The particular source of payment and security for each of the Arizona municipal bonds is detailed in the debt instruments themselves and in related offering materials. There can be no assurances with respect to whether the market value or marketability of any of the Arizona municipal bonds issued by an entity other than the State of Arizona will be affected by financial or other conditions of the State or of any entity located within the State. In addition, it should be noted that the State of Arizona, as well as counties, municipalities, political subdivisions and other public authorities of the State, are subject to limitations imposed by Arizona's Constitution with respect to ad valorem taxation, bonded indebtedness and other matters. For example, the State legislature cannot appropriate revenues in excess of 7% of the total personal income of the State in any Fiscal Year. These limitations may affect the ability of the issuers to generate revenues to satisfy their debt obligations.

         In 1994, the Arizona Supreme Court held that the state school financing scheme, with its reliance on disparate property tax assessments for wealthy and poor school districts, violated Article XI of the Arizona State Constitution which requires a "general and uniform public school system." In 1998, the Legislature passed a plan that


                                     Page 14

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reformulates education funding by providing $350 million of state funds to build new schools and places a statutory cap on the amount of bond indebtedness a school district may incur. Essentially, the legislation replaces general obligation bonding with a centralized state funded system. The bill should not affect the payment of debt service on any school district's bonds since the debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts.

         Each Arizona Trust is susceptible to political, economic or regulatory factors affecting issuers of Arizona municipal obligations (the "Arizona Municipal Obligations"). These include the possible adverse effects of certain Arizona constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Arizona and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Arizona or contained in Official Statements for various Arizona Municipal Obligations.

CALIFORNIA RISK FACTORS

         Economic Outlook. The California economy was growing slowly as 2002 came to a close. California experienced modest job growth and good personal income growth in the first half of 2002, but the budding recovery stalled in the second half with employment falling. As the year drew to a close, the state's important high-tech sector was still struggling.

         Like the nation, California is experiencing a jobless recovery. Although employment and total state personal income posted gains in the first half of 2002, the improvement faltered at mid-year. The state lost jobs between June and November, and personal income likely fell in the third quarter. In addition, unemployment failed to improve, as the rate varied between 6.4 % and 6.5% from March to November 2002. Employment grew by about 4,600 jobs per month, on average, in the first 11 months of 2002, a small amount, but an improvement over an average monthly loss of 16,100 jobs in 2001. Instrumental in that swing were sharp drops in the rate of job losses in business services and high-tech manufacturing; improved job growth in retail trade; and a swing from job losses to job gains in wholesale trade.

         Declining exports of California-merchandise contributed to the state economy's sluggishness in 2002. Exports were 16% below year-earlier levels in the first three quarters. Exports to Mexico, the leading destination for California-made merchandise, held up relatively well, slipping only 2%. Once of California's largest services exports - tourism - has yet to recover to pre-September 11 levels. The "drive-to" markets, like San Diego, are doing quite well, but "fly-to" markets that depend on out-of-state and foreign visitors continue to struggle.

         Additional significant risks to the California outlook come from the energy sector. The current electric power situation results from a complex set of circumstances arising from a steep rise in demand though the Western United States, sharply higher natural gas prices exacerbated in California by the break in a key pipeline in the summer of 2000, and a dysfunctional wholesale electricity market in which prices have soared to levels several times the actual cost of the least efficient, most expensive production in the region.

         The outlook for the California economy in 2003 depends heavily on the fate of the national economy, as California awaits an improvement in the economy at the nation level. On balance, the outlook is for slow growth in 2003 and moderate growth in 2004.

         Revenues and Expenditures. The Legislative Analyst's Office, in its November 2002 report, estimated that the General Fund (the main operating fund of the State) will end the 2002-03 fiscal year with a deficit of $6.1 billion. This estimated deficit is $7.1 billion lower than the $1.0 billion positive balance that was projected when the 2002-03 Budget Act was adopted. The year ending June 30, 2004, is facing a cumulative year-end deficit of $21.1 billion, absent any corrective action. If California's economy continues to lag and fails to experience the expected growth in the second half of 2003, this deficit could be billions higher.

         This expected decline in the State's finances is a result of lower revenues from a weak economy and a $10 billion mismatch between expenditures and revenues under the current law. Actions to resolve the deficit in the

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future will be more difficult because many of the one-time actions used in the
2002-03 budget cannot be replicated. The 2003-04 Governor's Budget, issued on January 10, 2003, estimates that the General Fund will end the fiscal year with a deficit of $34.6 billion. The Governor's Budget provides for the elimination of this deficit by proposing $20.7 billion in cuts and savings, $8.2 billion in state-local realignment supported by revenue increases, $1.9 billion in fund shifts, $2.1 billion in transfers and revenue, and $1.7 billion in loans and borrowing.

         Limitation on Taxes. Certain California municipal obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year or decline in value, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

         Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992, the U.S. Supreme Court announced a decision upholding Proposition 13.

         Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decisions, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such a proposal may be renewed in the future.

         Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

         Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979 or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

         The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 by Proposition 111 to follow more closely growth in California's economy.

         "Excess" revenues are measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the

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recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

         Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of
Article XIIIA or Article XIIIB on California Municipal Obligations or the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

         Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. The State had approximately $20.5 billion aggregate principal amount of non-self liquidating general obligation bonds outstanding and approximately $6.4 billion of unissued non-self liquidating general obligation bonds as of December 1, 2002.

         In 2002, the State Treasurer implemented a Strategic Debt Management Plan. A principal goal of this plan is to better match the timeframe for repaying debt for infrastructure projects to the useful life of the assets being funded. The plan also reduces debt service in fiscal years 2001-02 through 2003-04 by approximately $2.0 billion and is intended to increase the State's long-term debt capacity to finance California's infrastructure needs. These goals are to be achieved by: (1) shifting from level principal payments to level debt service payments for new bond issues; (2) restructuring existing debt to achieve significant one-time debt service reductions and to expedite the transition to level debt service payments; and (3) implementing recent legislation that authorizes the State to issue variable-rate debt for a portion of its general obligation bond portfolio.

         Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State. The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities, although under existing legal precedents, the State may be obligated to ensure that school districts have sufficient funds to operate.

         Bond Ratings. Standard and Poor's lowered its rating on California's general obligation bonds to "BBB." Fitch rates California's general obligation bonds "A". Moody's rates on California's general obligation bonds "A3."

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Legal Proceedings. Pending or future legal proceedings may, if decided against the State, require the State to make significant future expenditures or may substantially impair revenues. The Sponsor is unable to predict what impact, if any, such proceedings may have on the Trust.

         Other Considerations. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California, in 1989, and southern California, in 1994, experienced major earthquakes causing billions of dollars in damages. Any California Municipal Obligation in a California Trust could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

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         Each California Trust is susceptible to political, economic or regulatory factors affecting issuers of California municipal obligations (the "California Municipal Obligations"). These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

COLORADO RISK FACTORS

         General. Colorado became the thirty-eighth state of the United States of America when it was admitted to the union in 1876. Its borders encompass 104,247 square miles of the high plains and the Rocky Mountains with elevations ranging from 3,350 to 14,431 feet above sea level. The state's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the state's semiarid climate, water resource development, allocation, and conservation are ongoing issues for state management.

         The state maintains a separation of powers utilizing three branches of government - executive, legislative, and judicial. The executive branch comprises four major elected officials - Governor, State Treasurer, Attorney General, and Secretary of State. Most departments of the state report directly to the Governor; however, the Departments of Treasury, Law, and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms with the number of terms limited in duration.

         The legislature is bicameral and comprises thirty-five senators and sixty-five representatives who are also term limited. It is a citizen legislature whose general session lasts 120 days beginning in January of each year. Special sessions may be called by the Governor at his discretion and are limited to the topics identified by the Governor. The legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant of these limitations is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

         The Judicial Branch is responsible for resolving disputes within the state, including those between the executive and legislative branches of government, and for supervising offenders on probation. The branch includes the Supreme Court, Court of Appeals, and district and county courts, served by 256 justices and judges in 22 judicial districts across the state (excluding 17 Denver county court judges). Municipal courts are not part of the state system. There are also seven water courts, one in each of the major river basins. The Judicial Branch budget is appropriated by the legislature, and it is funded primarily from general-purpose revenues of the General Fund.

         Economic Outlook. The Governor's Office of State Planning and Budgeting
(OSPB) anticipates that the Colorado economy is still awaiting a jump-start from increasing national economic activity. In the mean time, many recent Colorado economic signals are encouraging and the evidence continues to indicate that the worst has passed. Although year-to-date employment levels are still below their year-earlier levels, jobs are generally increasing month to month and individual sectors are showing marked improvement.

         Meanwhile, the unemployment rate has stabilized at about 5.7 percent. Furthermore, first quarter 2003 personal income rose nearly one percentage point faster than inflation, meaning that Colorado consumers have more money to spend. Finally, demand for office space is improving and tourism activity in Colorado is expanding. In the long term, the recent declines in the Colorado economy improve the state's competitive advantage by lowering the costs of living and doing business in the state. Colorado's central location and well-developed infrastructure combined with a highly educated work force and Internet-savvy population create an amenable business climate in the state.

         Nonfarm employment declined 0.6 percent, 13,400 jobs, year-to-date through July 2003 compared with the same period in 2002. However, since the beginning of January 2003, the state has gained several thousand jobs. Furthermore, the financial activities, education and health services, leisure and hospitality, and national and local government sectors each posted gains compared with the previous year. Meanwhile, although the number of business and professional services jobs still shows a year-over-year decline, the number of business and professional services jobs in Colorado has increased each month since January 2003. Furthermore, in July 2003, business and professional service employment exceeded that of July 2002. Employment in the information sector, which includes telecommunications, has stabilized since fourth quarter 2002, whereas a substantial number of information jobs were shed every month in the first three quarters of 2002.

         Revenues and Expenditures. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year. By statute, the amount of General Fund revenues available for appropriation is based upon revenue estimates which, together with other available resources, must exceed annual appropriations by the amount of the unappropriated reserve (the "Unappropriated Reserve"). For fiscal years 1994 and thereafter, the Unappropriated Reserve requirement is set at 4 percent. In addition to the Unappropriated Reserve, a constitutional amendment approved by Colorado voters in 1992 requires the State and local government to reserve a certain percentage of its fiscal year spending (excluding bonded debt service) for emergency use (the "Emergency Reserve"). The minimum Emergency Reserve is set at 3 percent for 1995 and later years. For fiscal year 1992 and thereafter, General Fund appropriations are also limited by statute to an amount equal to the cost of performing certain required reappraisals of taxable property plus an amount equal to the lesser of (i) 5 percent of Colorado personal income or (ii) 106 percent of the total General Fund appropriations for the previous fiscal year. This restriction does not apply to any General Fund appropriations which are required as a result of a new federal law, a final state or federal court order or moneys derived from the increase in the rate or amount of any tax or fee approved by a majority of the registered electors of the State voting at any general election. In addition, the statutory limit on the level of General Fund appropriations may be exceeded for a given fiscal year upon the declaration of a State fiscal emergency by the State General Assembly.

         On November 3, 1992, voters in Colorado approved a constitutional amendment (the "Amendment") which, in general, became effective December 31, 1992, and restricts the ability of the State and local governments to increase revenues and impose taxes. The Amendment applies to the State and all local governments, including home rule entities ("Districts"). Enterprises, defined as government-owned businesses authorized to issue revenue bonds and receiving under 10 percent of annual revenue in grants from all Colorado state and local governments combined, are excluded from the provisions of the Amendment.

         The provisions of the Amendment are unclear and have required judicial interpretation. Among other provisions, beginning November 4, 1992, the Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The Amendment requires that District property tax revenues yield no more than the prior year's revenues adjusted for inflation, voter approved changes and (except with regard to school districts) local growth in property values according to a formula set forth in the Amendment. School districts are allowed to adjust tax levies for changes in student enrollment. Pursuant to the Amendment, local government spending is to be limited by the same formula as the limitation for property tax revenues. The basis for spending and revenue limits for each fiscal year is the prior fiscal year's spending and property taxes collected in the prior calendar year. Debt service changes, reductions and voter-approved revenue changes are excluded from the calculation bases. The Amendment also prohibits new or increased real property transfer tax rates, new state real property taxes and local district income taxes. There is also a statutory restriction on the amount of annual increases in taxes that the various taxing jurisdictions in Colorado can levy without electoral approval. This restriction does not apply to taxes levied to pay general obligation debt.

         Litigation concerning several issues relating to the Amendment was filed in the Colorado courts. The litigation dealt with three principal issues:
(i) whether Districts can increase mill levies to pay debt service on general obligation bonds without obtaining voter approval; (ii) whether a multi-year lease purchase agreement subject to annual appropriations is an obligation which requires voter approval prior to execution of the agreement;

and (iii) what constitutes an "enterprise" which is excluded from the provisions of the Amendment. In September 1994, the Colorado Supreme Court held that Districts can increase mill levies to pay debt service on general obligation bonds issued after the effective date of the Amendment; in June, 1995, the Colorado Supreme Court validated mill levy increases to pay general obligation bonds issued prior to the Amendment. In late 1994, the Colorado Court of Appeals held that multi-year lease-purchase agreements subject to annual appropriation do not require voter approval. Finally, in May, 1995, the Colorado Supreme Court ruled that entities with the power to levy taxes may not themselves be "enterprises" for purposes of the Amendment; however, the Court did not address the issue of how valid enterprises may be created. Litigation in the "enterprise" arena may be filed in the future to clarify these issues.

         The Taxpayer's Bill of Rights ("TABOR"), Article X, Section 20 of the Colorado State Constitution, limits the state's revenue growth to the sum of inflation plus population growth in the previous calendar year.

         After logging TABOR revenue surpluses for five years, the TABOR surplus vanished in FY 2001-02 and remains absent through FY 2004-05. Indeed, FY 2002-03 TABOR revenues were lower than the TABOR limit by $619.7 million. The OSPB does not expect the TABOR surplus to reappear until FY 2005-06 and even then, the surplus is small in that year. The TABOR surplus disappeared for three reasons. First, the national economic expansion ended in March 2001, after an unprecedented 10 years of growth. The Colorado economy was negatively affected by the national recession and the events of September 11, 2001. As a result, revenues decreased in FY 2001-02 and FY 2002-03. Although a tentative recovery in the national economy is underway, strong growth will not be evident until 2004. Second, two measures passed by voters in the November 2000 election lowered the TABOR surplus each year by at least $250 million. Amendment 23, which provides increased public school funding, and Referendum A, which is also known as the Senior Homestead Exemption and provides property tax relief for senior citizens, both exempt revenues from the TABOR restriction. Third, legislation enacted through House Bill 02-1310 and Senate Bill 02-179 enables the state to recoup revenues lost because the TABOR limits used during the 1990s relied on population estimates that were too low. The percentage change associated with this lost revenue is called the growth dividend and is equal to six percent. The state will gradually be using this growth dividend in FY 2003-04, FY 2004-05, and FY 2005-06. The full six percent growth dividend is applied to the TABOR limit by FY 2005-06. The growth dividend acts to eliminate the TABOR surplus in FY 2003-04 and FY 2004-05 and reduce the TABOR surplus in FY 2005-06. This adjustment allows the state to keep $1.0 billion in additional revenues during those three years and enables state government to keep an additional $2.7 billion through the forecast horizon. By FY 2005-06, the TABOR surplus reappears, totaling $29.5 million. In subsequent years, the OSPB expects the TABOR surplus to be between $180 million and $510 million.

         Although TABOR is not the cause of the state's present financial situation, legislative action previously taken to implement TABOR exacerbated the revenue shortfalls in FY 2001-02 and FY 2002-03. This previous action -- House Bill 98-1414 -- was reversed during the 2003 legislative session. During the 2003 legislative session, a very important change was made in how the state treats its TABOR surplus. In 1998, the General Assembly passed House Bill 98-1414, which permitted the state to spend TABOR surplus revenues in the year in which they were received instead of setting the money aside to be refunded to taxpayers the following year. Effectively, this delayed recognizing the state's TABOR refund obligation by one year and allowed the state to spend money that it was obligated to return to taxpayers. For example, in FY 2000-01 the state had a $927.2 million TABOR surplus that it was required to refund in FY 2001-02. Rather than reserve this obligation in FY 2000-01 when the surplus revenues came into the state, the 1998 legislation allowed the state to defer this obligation until the refund was due in FY 2001-02. Thus, the state was in a situation where it spent the $927.2 million surplus revenue in FY 2000-01 but needed to refund $927.2 million in FY 2001-02 at a time when revenues were significantly lower than the previous year. The delayed recognition of the TABOR obligation significantly worsened the FY 2001-02 revenue shortfall. In order to avoid a replay of this situation in future years, two bills (Senate Bill 03-222 and House Bill 03-1238) were passed in the 2003 session to reverse the 1998 legislation. In future years, the state must set aside surplus revenues in the year in which they come to the state and recognize the obligation in that year. This prevents the state from spending money that it knows it must refund in the next year. In sum, it puts the state in a much better financial situation to deal with future revenue shortfalls, should they occur.

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         In FY 2002-03, the state's General Fund ended the year with a $223.1 million reserve. This reserve exceeded the statutory reserve by $91.8 million. Based on the September 2003 OSPB revenue projections, FY 2003-04 revenues will exceed the statutory four percent reserve requirement by $8.2 million. The September 2003 OSPB forecast presented in Table 3 indicates that the FY 2003-04 budget is balanced. When the reserve falls below two percent of appropriations, the Governor must implement a plan to restore the reserve to two percent. The September 2003 OSPB revenue forecast indicates that the FY 2003-04 reserve is well above the two percent target ($114.9 million). Furthermore, the Governor set aside $131.7 million of the federal grant money coming to the state through the 2003 federal tax act in a separate account to be used to address revenue shortfalls, should they occur, and thereby avoid further expenditure reductions.

         General Fund revenues are expected to increase 4.3 percent in FY 2003-04 compared with FY 2002-03. The projected increase in General Fund revenues results primarily from rising income tax revenues and estate taxes. Declines in excise taxes will partially offset these General Fund revenue increases.

         Debt Management. Under its constitution, the State of Colorado is not permitted to issue general obligation bonds secured by the full faith and credit of the State. However, certain agencies and instrumentalities of the State are authorized to issue bonds secured by revenues from specific projects and activities. The State enters into certain lease transactions which are subject to annual renewal at the option of the State. In addition, the State is authorized to issue short-term revenue anticipation notes. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, in order to finance public projects, local governments in the State can issue revenue bonds payable from the revenues of a utility or enterprise or from the proceeds of an excise tax, or assessment bonds payable from special assessments. Colorado local governments can also finance public projects through leases which are subject to annual appropriation at the option of the local government. Local governments in Colorado also issue tax anticipation notes. The Amendment requires prior voter approval for the creation of any multiple fiscal year debt or other financial obligation whatsoever, except for refundings at a lower rate or obligations of an enterprise.

         Each Colorado Trust is susceptible to political, economic or regulatory factors affecting issuers of Colorado municipal obligations (the "Colorado Municipal Obligations"). These include the possible adverse effects of certain Colorado constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Colorado and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Colorado or contained in Official Statements for various Colorado Municipal Obligations.

CONNECTICUT RISK FACTORS

         Generally. Connecticut is highly urbanized, with a 2001 population density of 707 persons per square mile, as compared to 81 for the United States as a whole and 223 for the New England region. Of the eight counties in the State, 75% of the population resides within Hartford, Fairfield and New Haven counties. Per capita personal income of the State's residents, historically among the highest in the nation, increased in every year from 1992 to 2001, rising from $28,409 to $41,931. However, pockets of significant unemployment and poverty exist in several of the State's most important cities and towns. Manufacturing has historically been of prime economic importance to Connecticut but has declined during the last decade. The State's manufacturing sector is diversified, with the construction of transportation equipment (primarily aircraft engines, helicopters and submarines) being the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical machinery. As a result of a rise in employment in service-related industries and the decline in manufacturing employment, manufacturing accounted for only 15.09% of total non-agricultural employment in Connecticut in 2001. Defense-related business has represented a relatively high proportion of the manufacturing sector, but reductions in defense spending have considerably reduced this sector's significance in Connecticut's economy. The average annual unemployment rate in Connecticut decreased from 7.2% in 1992 to 2.3% in 2000 but rose to 3.6% for the first half of 2002.

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         Revenues and Expenditures. At the end of the 1990-1991 fiscal year, the
General Fund had an accumulated unappropriated deficit of $965,712,000. For the ten fiscal years ended June 30, 2001, the General Fund ran operating surpluses, based on the State's budgetary method of accounting, of approximately $110,200,000, $113,500,000, $19,700,000, $80,500,000, $250,000,000,
$262,600,000, $312,900,000, $71,800,000, $300,400,000, and $30,700,000,
respectively.

         The State's adopted budget for the 2001-2002 fiscal year anticipated General Fund revenues of $11,894,100,000 and General Fund expenditures of $11,894,000,000, with an estimated surplus of $100,000. As of September 30, 2001, the Comptroller had estimated an operating deficit for the 2001-2002 fiscal year of $301,700,000. At a special session of the Connecticut General Assembly in November, 2001, called by the Governor to respond to the State's projected deficit for that year, legislation was enacted to reduce deficit projections below 1% of anticipated General Fund expenditures. However, tax collections in subsequent months were lower than projected. On September 1, 2002, the Comptroller reported a deficit for the 2001-2002 fiscal year of $817,100,000. This deficit was met in part by a transfer of the $594,700,000 balance in the Budget Reserve Fund, and Economic Recovery Notes were issued to meet the remainder of the deficit on December 19, 2002.

         For the 2002-2003 fiscal year, the adopted budget anticipated General Fund revenues of $12,432,000,000 and General Fund expenditures of $12,431,400,000, with an estimated surplus of $600,000. As of June 20, 2002, the Office of Policy and Management anticipated that the adopted budget for the 2002-2003 fiscal year would produce a gap of $590,000,000. On July 1, 2002, the Governor signed a bill passed at a special session of the General Assembly that was aimed at eliminating that gap through a combination of spending reductions and tax increases. Nevertheless, as of January 31, 2003, the Comptroller estimated a General Fund deficit for the 2002-2003 fiscal year of $628,300,000.

         A special session of the General Assembly called by Governor resulted in deficit mitigation legislation signed on February 28, 2003, aimed at reducing the projected deficit for the 2002-2003 fiscal year by a combination of revenue enhancements estimated by the Office of Policy and Management to equal approximately $485,000,000 and expenditure reductions so estimated to equal approximately $108,000,000. On April 1, 2003, the Comptroller estimated that a deficit of $47,400,000 would still result for the 2002-2003 fiscal year.

         Due to the deliberations of the General Assembly on the 2002-2003 fiscal year deficit mitigation plan, the Governor's budget proposal for the 2003-2004 and 2004-2005 fiscal years was delayed to March 4, 2003. The deficit mitigation legislation contained many elements that will strengthen the state's fiscal position over the biennium. The Governor's General Fund budget proposal for the 2003-2004 fiscal year assumes revenues of $12,477,000 and expenditures of $12,476,500, resulting in a projected surplus of $500,000. For the 2004-2005 fiscal year, the Governor's budget proposal assumes revenues of $13,026,700 and expenditures of $13,026,400, resulting in a projected surplus of $300,000. The Governor's proposed budget also includes a net increase in general obligation bond authorizations of $799,800,000 to take effect in the 2003-2004 fiscal year and $950,700,000 to take effect in the 2004-2005 fiscal year. These increases are in addition to $100,000,00 in the 2003-2004 fiscal year and $100,000,000 in the 2004-2005 fiscal year that are existing authorizations that take effect in such fiscal years.

         Debt Management. The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of November 1, 2002, the State had authorized direct general obligation bond indebtedness totaling $16,468,814,000, of which $15,102,913,000 had been approved for issuance by the State Bond Commission and $13,430,976,000 had been issued. As of November 1, 2002, net State direct general obligation bond indebtedness outstanding was $8,973,711,000. In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the City of Waterbury and the Southeastern Connecticut Water Authority. As of November 1, 2002, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,066,600,000.

         The State is obligated to various cities and towns under grant programs to fund certain school construction costs. As of June 30, 2002, the State's outstanding obligation was $1,124,000,000, and the Commissioner of Education estimated that future additional grant obligations might total $2,800,000,000.

         General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor.

         In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

         The State's general obligation bonds are rated "Aa3" by Moody's and "AA" by both Standard & Poor's and Fitch.

         Regional economic difficulties, reductions in revenues, and increases in expenses could lead to further fiscal problems for the State, its political subdivisions, and its or their authorities and agencies. Such problems could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

         Litigation. The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the State's Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action involving claims by property owners in one of the poorest towns in a regional school district asserting that the statutory formula for cost allocation among towns in such a district denies the plaintiffs equal protection because it requires all towns in the district to pay the same per-pupil charge, seeking to enjoin use of the statutorily mandated system and to require that a formula more favorable to the plaintiffs be devised; (ii) litigation involving claims by Indian tribes and alleged Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's constitution and seeking a declaratory judgment and injunctive relief; (iv) an action seeking to represent a class of certain Medicaid recipients, claiming that the Commissioner of the Department of Social Services fails to provide them adequate access to dental services and to adequately compensate providers of such services, and seeking declaratory and injunctive relief plus attorneys' fees and costs; (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients; (vi) an action against the State and its Attorney General by importers and distributors of cigarettes previously sold by their manufacturers seeking damages and injunctive relief relating to business losses alleged to result from the 1998 Master Settlement Agreement entered into by most states in litigation against the major domestic tobacco companies and challenging certain related so-called Non Participating Manufacturer statutes;
(vii) an action seeking to represent a class of juveniles, claiming that the policy of strip searching all juveniles arriving at State detention centers is unconstitutional, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (viii) an action seeking to represent a class of adults, challenging the policy or practice of strip searching all adult inmates arriving at correctional centers, whether or not there is a reasonable suspicion of the presence of weapons or contraband, and seeking damages, declaratory and injunctive relief, attorneys' fees, and costs; (ix) a class action alleging that the Department of Mental Retardation violates federal laws by maintaining a waiting list for Medicaid services of Medicaid-eligible persons and by placing persons in quasi-institutional settings without allowing them to choose more integrated community settings, and seeking mandatory injunctive relief, attorneys' fees, and costs; (x) two sales and use tax refund cases involving claims of

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exemption for purchases by aircraft manufacturers of certain property used by them in conducting certain research and development activities; (xi) a purported class action on behalf of approximately 30,000 people, claiming that the Commissioner of the Department of Social Services has violated federal law by implementing a State statute reducing eligibility for Medicaid benefits to individuals with incomes of up to 100% of the federal poverty level, from incomes up to 150% of the federal poverty level, and seeking a continuation of benefits for a longer period of time than the State statute provides; and (xii) a purported class-action on behalf of laid-off State employees, alleging that they were laid off in violation of their constitutional rights and claiming back wages, damages, attorneys fees, and costs.

         As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. On December 28, 2000, the plaintiffs filed a motion seeking to have the Superior Court monitor the State's compliance with the 1996 Supreme Court decision. A hearing was held in April, 2002, and the case was settled early in 2003. Under the settlement agreement, the State will be required to open two new magnet schools in the Hartford area in each of the next four years and to substantially increase the voluntary interdistrict busing program in that area. The anticipated cost of compliance over the four-year period is $45,000,000.

         Each Connecticut Trust is susceptible to political, economic or regulatory factors affecting issuers of Connecticut municipal obligations (the "Connecticut Municipal Obligations"). These include the possible adverse effects of certain Connecticut constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Connecticut and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Connecticut or contained in Official Statements for various Connecticut Municipal Obligations.

FLORIDA RISK FACTORS

         Economic Outlook. Although the state's economy will grow at a pace slower than originally anticipated in the near term, the outlook is still positive. With strong economic foundations and sound economic policies, Florida is rebounding faster than most other states and is expected to enjoy a healthy, vibrant and prosperous economy. Governor Jeb Bush continues his commitment to Florida's economic well-being by providing nearly $6 billion for diversifying the state's economy, improving the state's strategic transportation system, and assisting the state's communities in the Fiscal Year 2003-04 Recommended Budget.

         The State's population is also expected to grow to 17,260,899 by the midpoint (January 1, 2004) of fiscal year ending June 30, 2004. Population growth provides stimulus to the State's economic expansion. Florida's economy has continued to show its strength and resilience. Despite the devastation experienced during the September 11 attacks coupled with the recession, the State's economy is expected to recover. Although the possibility of a war looming in the horizon has dampened the economy from growing at a faster pace, the economic fundamentals remain strong. Such strength should provide impetus for the State's economy to achieve more sustained growth.

         Revenues and Expenditures. Governmental funds include general, special revenue, capital projects and debt service funds. Revenues are recognized when they are both measurable and available to finance current expenditures.

         Florida's General Revenue budget for FY 2003-2004 will grow by 3 percent, or $633 million, for a total of nearly $22 billion. Florida is projected to end the current year, FY 2002-03, with a $140 million surplus in the General Revenue fund and $960 million in its "rainy day fund." This contrasts sharply with most other states, some of whom are experiencing budget deficits as high as 20 percent. Across the nation, the collective state budget shortfall is expected to be $45 billion this year. In his speech, Governor Bush noted that fiscal discipline, including

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spending restraint, vetoing so-called "turkeys," reducing bureaucracy and other government efficiencies, a doubling of the states reserves in the past four years as well as tax cuts were all instrumental in Florida's relative success

         Debt Management. Florida's Constitution and statutes require that Florida not run a deficit in its budget as a whole, or in any separate fund within its budget. Rather, its budget and funds must be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any fund, by statute, he must certify his opinion to the Administrative Commission, which then is authorized to reduce all Florida agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the Florida Constitution prohibits Florida from borrowing by issuing bonds to fund its operations.

         Section 11 of Article VII of the State Constitution authorizes the State to issue general obligation bonds and revenues bonds to finance or refinance the cost of state fixed capital outlay projects authorized by law. General obligation bonds are secured by the full faith and credit of the State and payable from the proceeds of various taxes. Revenue bonds are payable from funds that receive legally restricted revenues. The Division of Bond Finance of the State Board of Administration has the responsibility to issue all state bonds.

         Florida's outstanding general obligation bonds at June 30, 2002, totaled approximately $9.9 billion and were issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

         Bond Ratings. Florida maintains a high bond rating from Moody's Investors Services "Aa2", Standard and Poor's Corporation "AA+" and Fitch "AA" on all State general obligation bonds. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Florida issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Litigation. Currently under litigation are several issues relating to state actions or state taxes that put at risk a portion of General Revenue Fund monies. There is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the state's financial position.

         Florida's 1997 tobacco settlement is expected to total approximately $13 billion over the initial 25-year period. As of June 30, 2002, the state has received approximately $3.3 billion from the settlement. The settlement anticipates that the state will use the funds for children's health care coverage and other health-related services and for mandated improvements in state enforcement efforts regarding the reduction of sales of tobacco products to minors.

         Each Florida Trust is susceptible to political, economic or regulatory factors affecting issuers of Florida municipal obligations (the "Florida Municipal Obligations"). These include the possible adverse effects of certain Florida constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Florida and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Florida or contained in Official Statements for various Florida Municipal Obligations.

GEORGIA RISK FACTORS

         Each Georgia Trust is susceptible to political, economic or regulatory factors affecting issuers of Georgia municipal obligations (the "Georgia Municipal Obligations"). These include the possible adverse effects of certain Georgia constitutional amendments, legislative measures, voter initiatives and other matters. The information provided herein is only a brief summary of the complex factors affecting the financial situation in Georgia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Georgia.

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         Economic Condition and Outlook. Measured by output, the U.S. recession began in the first quarter of 2001 and was over by the last quarter. Although down by a cumulative one percent in the first three quarters, gross domestic product (adjusted for inflation) increased by almost 3 percent in the fourth quarter. For the year ending June 30, 2002, U.S. output climbed by 2.2 percent and reached a level 1.6 percent higher than its pre-recession peak in the fourth quarter of 2000. In Georgia's economy, there was also easing and recovery. Personal income (adjusted for inflation) fell below its year-ago level in the third quarter of 2001. However, in the fourth quarter, it rose again. By the middle of 2002, Georgia's personal income had increased to a level 2.2 percent above that of a year earlier and, like U.S. gross domestic product, stood 1.6 percent above its pre-recession high. Despite revivals in growth in output and income, revenues flowing to the Georgia state government (the "State") in the fiscal year (FY) ending in June of 2002 showed no resurgence. Instead, collections by the State, about 90 percent from sales and income taxes, fell below year-ago levels in each of the twelve months of the fiscal year. At the end of FY 2002, consequently, net revenues were below those of FY 2001 by $684 million or 4.7 percent. Ostensibly, this decline was the first since a 3.4 percent drop in FY 1953. When price-adjusted, however, net revenues prove to have slipped below prior-year levels in eight of the recessions which occurred in the forty-nine intervening years. Nonetheless, the 6 percent decrease in the State's "real" revenues in FY 2002 was the largest decline since a 10 percent fall in FY 1975. Because the drop in revenues in FY 2002 occurred while tax-related activity in both the national and the state economies was strengthening, the malady currently emerging among states, "structural imbalance," perhaps had infected Georgia as well.

         For the year ending in June of 2002, Georgia's net earnings (adjusted for inflation) went up by 1.2 percent. While less than the corresponding gain in U.S. output of 2.2 percent, the choice of proxy is not of account. Rather, the principal reason for deviation is the exaggerated reduction of labor usage in Georgia as compared with the U.S. economy. Non-agricultural employment in Georgia slipped by 2.2 percent from middle 2001 to middle 2002 whereas that in the United States eased by only 1.0 percent in the same period. More telling, non-agricultural employment in Georgia in June of 2002 was 3.3 percent below its level at the boom's end in 2000. For the U.S., the decrease was just 0.1 percent. Importantly, the decline in Georgia was also the more pervasive. Except for government, employment in each of the state's major industries in June of 2002 had fallen below its level in June of 2001. The percentage decreases varied from 1.1 percent in manufacturing to 6.7 percent in transportation and public utilities. Unlike the gain in its U.S. counterpart, employment in services shrank as well. In the Metro-Atlanta area, which accounts for about 55 percent of the state's employment, the shrinkages were as much as 150 percent of those seen across the state. Whereas Georgia had been a national leader among the states in employment gains during the expansion of 1995-2000, it had by the middle of 2002 dropped precipitously to fiftieth or forty-ninth place in terms of growth in employments in retail and wholesale trade, services, transportation and public utilities, and in non-agricultural industries as a group.

         In total, the output gain in Georgia from June of 2001 to June of 2002 was lower than that for the United States in the same period. The deviation was a reflection of a more marked and pervasive decline in employment in Georgia and, it appears, of a slightly lower rate of gain in productivity in the state. The characteristics of the state's markets which could account for these divergences has not been investigated.

         Although the State reaches into the private economy of Georgia with a host of taxes and fees, roughly 90 percent of its net revenues are generated by taxes on sales and on income. Therefore, it is not surprising that net revenues would be aligned with gross state product and, even more closely, with personal income. Of course, the State's tax base is much narrower than either of these economic aggregates. Sales taxes are applicable, in the main, to durables and non-durables purchased by individuals and businesses; income taxes apply to the net incomes of households and businesses after exclusion of shielded amounts. Over the past thirty years, the relationship between net revenue and personal income has changed little. In fact, the ratio of revenues to income, an indicator of "tax stability", has varied between 6.4 percent (FY 1974) and 5.7 percent (FY 1992). In FY 2002, the ratio returned to the 5.7 percent lower bound of FY 1992. Significantly, revenues in FY 1992 had climbed by 1.4 percent, but, in FY 2002, they fell by 4.7 percent.

         Since the state's personal income climbed by 3.5 percent in FY 2002, the potential for spending out of current income also increased. Yet, sales taxes fell by 9.1 percent. Mostly to blame were slumping business purchases. In particular, spending on structures and on equipment and software fell in each quarter of the year. By the end of FY 2002, spending on structures had fallen by
18.7 percent and spending on equipment and software by 8.8 percent.


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         Within personal income, net earnings rose by 2.5 percent in FY 2002 and wage and salaries advanced by 2.2 percent. Though current taxable incomes then increased, individual income taxes decreased by 3.0 percent. Of account, were sharp reductions in capital gains (not a part of personal income), higher refunds on weakened incomes in tax-year 2001, and lowered advance payments to cover expected tax liabilities in tax-year 2002.

         Debt Administration. The Georgia State Financing and Investment Commission, an agency of the State, is empowered by law to receive the proceeds from the issuance of State of Georgia general obligation and guaranteed revenue debt from the State, to provide the means for the proper application of the proceeds of such debt, and to establish the procedure for protecting the holders of such debt. Under the Constitution of the State of Georgia, the highest aggregate annual debt service for all outstanding general obligation and guaranteed revenue debt may not exceed 10 percent of the previous fiscal year's revenue collections. As of September 30, 2003, the total debt service for general obligation state debt for the State of Georgia totaled $8,393,468,661.25. The total debt service for guaranteed revenue state debt, as of September 30, 2003, was $663,451,106.25.

         Bond Ratings. State of Georgia general obligation bonds are currently rated as follows: Standard & Poor's, "AAA" (upgraded from "AA+" on July 29,
1997); Fitch, "AAA"; and Moody's, "Aaa" (confirmed on October 14, 2003). There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Georgia issuers may be unrelated to the creditworthiness of obligations issued by the State of Georgia, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Cash Management. The State's investment policy is to maximize the protection of State funds on deposit while accruing an advantageous yield of interest by investing the funds in excess of those required for current operating expenses. Cash is managed in pooled funds to maximize interest earnings. Types of investments are dictated by legislation and are reviewed quarterly.

         Risk Management. The State assumes substantially all risks associated with the following: Claims of covered employees for medical insurance and group life insurance benefits; Claims with respect to death or permanent disability of any law enforcement officer, fireman, or prison guard in the line of duty (limited to a five year disbursement totaling $75,000 or an immediate lump sum settlement of $65,221 per occurrence); Claims of covered employees for workers' compensation benefits; Claims of State employees for unemployment compensation benefits; Liability claims against employees of the University System of Georgia; and Liability claims in connection with abatement and removal of asbestos and other hazardous materials.

         The State also purchases commercial insurance coverage and self-insures to cover risks associated with the following: State owned real and personal property; Liability claims actionable under the law which parties may file against the State, its agencies, officials, employees or appointees; Liability claims against State authorities arising from their operations; and Honesty and faithful performance bonds on employees.

         Various risk control techniques are utilized to minimize accident-related losses. These techniques include safety inspections, assistance in establishing safety programs, training and certification of employees as American Automobile Association instructors, and maintenance of an extensive safety library.

MARYLAND RISK FACTORS

         Maryland's Economy. Maryland is doing a good job overall at promoting economic development, despite a high number of business closings and poor diversity in industry. For the third quarter of 2003, Maryland firms reported both gains in revenue and employment growth. The percentage of firms reporting revenue growth increased from 43% in the second quarter to 47% in the third quarter of 2003. The percentage of firms reporting increases in employment during the third quarter of 2003 increased from 31% to 35%. These sustained increases are significant in that both revenue and employment gains are indicators that Maryland firms have continued to experience positive growth prior to and during the national economic recovery. Firms reporting increases in revenues have occurred over the entire year. The gains in employment growth have been continuing upward over the past four quarters. Employment gains have been increasing at a continually faster pace since the fourth quarter of 2002. With the latest data showing the State's unemployment rate nearly two percentage points below the national average, only 25% of responding firms in 2003 stated that labor market conditions in Maryland have hindered their ability to do business.

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This indicates that firms are able to increase their revenues and increase their employment despite a tight labor market.

         In the third quarter of 2003, businesses continued to indicate a very favorable attitude towards the business climate in Maryland. The percentage of firms viewing the State as being business friendly decreased slightly and the percentage of firms viewing the State as unfriendly to business also decreased slightly. The percentage of businesses that rated the State as either being pro-business or business friendly decreased from 59% in the second quarter to 57% in the third quarter of 2003. The percentage of businesses holding a negative view of the State's business climate (rating Maryland as either anti-business or business unfriendly) decreased from 13% in the second quarter to 11% in the second quarter of 2003.

         However, the businesses in Maryland have pessimistic indications for the coming year. Maryland businesses have reported diminished expectations for revenue and employment growth for 2004. The percentage of firms expecting revenue growth in the coming year decreased from 76% to 63% in the third quarter, while the percentage of firms expecting employment growth in 2004 decreased from 60% to 52% in the third quarter of 2003. While the percentage of firms with expectations for great increases in employment and revenues in 2004 held nearly steady from the second to third quarters of 2003, the decline in the percentage of firms expecting slight increases in revenues and employment drove the overall number of firms expecting increases to decline.

         Revenues and Expenditures. The State's combined net assets (government and business-type activities) totaled $15.7 billion at the end of 2002, compared to $16.1 billion at the end of the previous year. Specifically, the State's net assets decreased by $407.5 million during the current fiscal year. This decrease represents the degree to which ongoing revenues, mainly income taxes, have not kept pace with ongoing expenses. The largest portion of the State's net assets, 78%, reflects investment in capital assets such as land, buildings, equipment, and infrastructure, less any related debt to acquire those assets that is still outstanding. The State uses these capital assets to provide services to citizens. Consequentially, these assets are not available for future spending. Although the State's investment in capital assets is reported net of related debt, it should be noted that the resources needed to repay this debt must be provided from other sources, since the capital assets themselves cannot be used to liquidate these liabilities.

         The total primary government revenues for fiscal year 2002 were $19,761,400,000, while the expenditures totaled $20,194,500,000. Governmental activities in fiscal year 2002 resulted in a decrease to the State's net assets of $445.3 million. This decrease occurred primarily because tax revenues declined, due to a gradual downturn in the economy and the phase-in of an income tax reduction. In addition expenditures increased during the year, although cost containment measures kept the fund balance positive.

         As of the end of fiscal year 2002, the State's governmental funds reported a combined fund balance of $2.3 billion, a decrease of $1.1 billion from the prior year. The combined fund balance includes $269.3 million in unreserved fund balance, of which $265.5 million is in the general fund.

         The general fund is the chief operating fund of the State. At the end of fiscal year 2002, the unreserved, designated fund balance of the general fund was $265.5 million, while total fund balance reached $1.6 billion. As a measure of the general fund's liquidity, it may be useful to compare both unreserved fund balance and total fund balance to total fund expenditures. Unreserved fund balance represents 1.8% and total fund balance represents 10.9% of general fund expenditures. The fund balance of the State's general fund decreased by $839.8 million during fiscal year 2002. Although federal revenues, charges for services and other licenses and fees increased over the previous year's revenues, overall, general fund revenue decreased by $335.8 million or 2.3%. This was due primarily to the final year of the phased in income tax reduction, a 50% decline in capital gains tax revenue and a decline in interest earnings. In addition, by the end of the year, overall general fund expenditures increased by $1.1 billion or 8.1%, after taking into effect certain revenue transfers of prior years that were recorded as expenditures in the current fiscal year. Expenditures increased primarily due to increased spending for primary and secondary education, higher education, foster care and child welfare programs, medical assistance, inmate services, housing assistance projects, and land preservation programs.

         Debt Management. Maryland's general obligation bonds have been rated "Aaa" by Moody's Investors Service and "AAA" by Standard and Poor's and Fitch for a number of years. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local

                                     Page 28

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Maryland issuers may be unrelated to the creditworthiness of obligations issued by the State of Maryland, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         The State is empowered by law to authorize, issue and sell general obligation bonds, which are backed by the full faith and credit of the State. The State also issues revenue dedicated bonded debt for the Department of Transportation and various business-type activities whose payment for principal and interest comes solely out of revenues received from the respective activities. This debt is not backed by the State's full faith and credit. At June 30, 2002, the State had total bonded debt of $7.7 billion. Of this amount $3.6 billion was debt backed by the full faith and credit of the State. The remaining $4.1 billion was revenue bonds secured solely by the specified revenue sources. The total debt increase for the State in the current fiscal year was 7.1% (3.8% related to general obligation bonds and 11.4% related to revenue bonds).

         During fiscal year 2002, the State issued general obligation debt totaling $528 million at a premium of $41.2 million, including $109.9 million to refinance existing debt to take advantage of favorable interest rates. The refinancing is expected to decrease future debt service payments by $10.2 million. State statutes limit the amount of Consolidated Transportation Bonds that may be outstanding as of June 30 to the amount established in the budget and not to exceed $1.2 billion. The aggregate principal amount of those bonds that was allowed to be outstanding as of June 30,2002, was $799.0 million. This amount is in excess of the actual bonds outstanding ($718 million).

         Each Maryland Trust is susceptible to political, economic or regulatory factors affecting issuers of Maryland municipal obligations (the "Maryland Municipal Obligations"). These include the possible adverse effects of certain Maryland constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Maryland and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various Maryland and local agencies in Maryland or contained in Official Statements for various Maryland Municipal Obligations.

MASSACHUSETTS RISK FACTORS

         Economic Outlook. Massachusetts and the rest of the nation have in the midst of a profound economic downturn. Even though the Commonwealth of Massachusetts is home to many world-renowned institutions of medicine and higher education, both public and private, keeping the economy relatively stable and full of ingenuity, no sector is immune from this current recession. The Commonwealth, with an international reputation for medical, cultural, historical, and educational institutions, remains the economic and educational hub of New England. The Commonwealth's economy remains diversified but its strongest component is its knowledge-based technology and service industries.

         Massachusetts' infrastructure provides strong support for this knowledge-based economy. There are over 120 colleges and universities located in Massachusetts, and the 2000 US Census has estimated that 35% of the residents over age 25 have earned bachelor's degrees, compared to an estimate of 25.1% for the United States as a whole. The capital, Boston, has over 20 hospitals and three medical schools.

         As of September 2003, the seasonally adjusted unemployment rate for the Commonwealth was 5.3%. This is below the national average rate of 6.1%.

         Revenues and Expenditures. As of the close of fiscal year 2002, the Commonwealth's governmental funds reported a combined ending fund balance of nearly $2.5 billion. Of the $2.5 billion: 226 million, net deficit, represents the "unreserved and undesignated fund balances" largely due to a $1.1 billion deficit in the local aid fund and a nearly $540 million deficit in the highway capital projects fund due to the timing of bond sales. The unreserved general fund balance of over $1.4 billion offsets these deficits. Governmental reserves total nearly $2.7 billion. They include $86 million for continuing appropriations, $881 million for stabilization, $1 billion reserve in bond proceeds reserved for capital projects, largely connected with the Central Artery / Tunnel (CA/T) project and $351 million reserved for retirement of indebtedness. During the year, the reserve for stabilization saw a dramatic decline due to measures passed to balance the budget. Other reserves that were used in this fashion are depicted at the left. The unreserved and undesignated deficit balance of nearly $226 million is roughly 0.7% of the $30 billion of governmental fund expenditures for 2002. To meet the fiscal challenges of fiscal 2002 and beyond,


                                     Page 29

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the Commonwealth took a series of measures to remain in fiscal balance. The
Commonwealth transferred over $1 billion out of stabilization during fiscal 2002 including $442 million transitioned from fiscal 2001. An additional $550 million will be transferred from stabilization in fiscal 2003.

         Debt Management. The Commonwealth funds its capital appropriations by authorizing the issuance of long-term bonds. The Commonwealth issues short-term and long-term debt that is primarily of a general obligation nature. Debt that is general obligation in nature is backed by the full faith and credit of the Commonwealth and paid from governmental funds. The Commonwealth's outstanding governmental debt increased by nearly $956 million, net of refunding issues, in fiscal 2002, largely for bonds issued related to the Central Artery / Tunnel project. In summary, nearly $2.9 billion in general, special obligation and refunding debt was issued.

         Bond Ratings. As of November 2003, the general obligation bonds of the Commonwealth of Massachusetts were rated "AA-" by Standard & Poor's Ratings Services, "Aa2" by the Moody's Investors Service, Inc.'s and "AA-" by Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Massachusetts issuers may be unrelated to the creditworthiness of obligations issued by the State of Massachusetts, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Massachusetts Trust is susceptible to political, economic or regulatory factors affecting issuers of Massachusetts municipal obligations (the "Massachusetts Municipal Obligations"). These include the possible adverse effects of certain Massachusetts constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Massachusetts and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Massachusetts or contained in Official Statements for various Massachusetts Municipal Obligations.

MICHIGAN RISK FACTORS

         Economic Outlook. The economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1 percent in 1960 to 17.9 percent in 1990 and to 14.9 percent in 2000, durable goods manufacturing still represents a sizable portion of the State's economy.

         The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. In addition, as described in the State's comprehensive annual financial report on file with the Nationally Recognized Municipal Securities Information Repositories, the State is party to a number of lawsuits and legal actions, some of which, if determined adversely to the State, could have a materially adverse impact on the State's finances.

         Revenues and Expenditures. In recent years, the State of Michigan has, except as described below, reported its financial results in accordance with generally accepted accounting principles. The State ended the five fiscal years 1997-2001 with its general fund in balance after substantial transfers from the General Fund to the Budget Stabilization Fund. During the 1997-98 fiscal year, an error was identified pertaining to the Medicaid program administered by the Department of Community Health ("DCH"). Over a ten-year period, DCH did not properly record all Medicaid expenditures and revenues on a modified accrual basis as required by GAAP. As a result, the General Fund balance (reserved and unreserved) for the "fiscal year" ended September 30, 1997 was reduced by $154.1 million from $1,047 million to $893.1 million to account for the corrections of the prior period error. The ending fund balance (reserved and unreserved) of the General Fund at the end of the 2000-01 fiscal year was $1,908.5 million. The unreserved fund balance of the General Fund for at the end of the 2000-01 fiscal year was $28.1 million.

         Consistent with the down-turn in the national economy, the State has been experiencing an economic slow-down, which has resulted in reductions in anticipated State revenues. On November 6, 2001, the State

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Legislature completed required approvals of an executive order presented by the
Governor which reduced 2001-2002 appropriated State expenditures by approximately $540 million. The State Legislature also appropriated transfers from the Budget Stabilization Fund to avoid a deficit as of September 30, 2001 and September 30, 2002. These transfers reduced the balance in the Budget Stabilization Fund to approximately $145 million at September 30, 2002, and it is expected that the fund will reach a zero balance by September 30, 2003.

         In December of 2002, the Governor proposed and the legislature approved cuts of $462.9 million on the 2002-03 fiscal year general fund budget, including cuts of approximately 2.0% in the public university appropriations and 3.5% in state revenue sharing to local municipalities. The impact of the reduction on local units of government will vary depending on, among other factors, the percentage of their own budgets which comes from revenue sharing.

         On January 14, 2003, the State's revenue estimation conference predicted additional 2002-03 fiscal year shortfalls of approximately $143 million in the general fund and approximately $134 million in the school aid fund. In response, the Governor proposed executive order cuts in state payments to local school districts of $134 million and cuts in general fund expenditures of $158.3 million, including an additional 1.5% cut in funding for the State's public universities.

         The Governor presented the executive budget for 2003-04 on March 6, 2003. The proposal seeks to address a shortfall of approximately $1.7 billion with a combination of expenditure cuts and revenue proposals. Higher education is proposed to receive an additional cut of 6.5% and revenue sharing to local municipalities is proposed to be cut by an additional $116 million. Basic school aid payments are restored to approximately the originally budgeted 2002-03 levels, but categorical grants to school districts are also proposed to be significantly reduced. This budget recommendation will be considered by the Legislature over the next several months and it is possible that the numbers could be further adjusted upward or downward depending on the economic conditions forecast at the May revenue estimating conference and legislative decisions that differ from the Governor's proposals.

         On May 13, 2003, the State's Revenue Estimating Conference projected further revenue reductions in the School Aid Fund of $91.9 million in the current 2002-03 fiscal year, and $105.7 million in the 2003-04 fiscal year, in each case from the estimates made in January of 2003. The May 13 Conference projected 2002-03 General Fund revenues at the same level as the January 2003 projection. To date, no actions by the Governor or State Legislature in response to the May 13, 2003 Revenue Estimating Conference projections have been announced.

         In November of 1997, the State Legislature adopted legislation to provide for the funding of claims of local school districts, some of whom had alleged in a lawsuit, Durant v. State of Michigan, that the State had, over a period of years, paid less in school aid than required by the State's Constitution. Under this legislation, the State paid to school districts which were plaintiffs in the suit approximately $212 million from the Budget Stabilization Fund on April 15, 1998, and will be required to pay to other school districts an estimated amount of $632 million over time. Those payments, which commenced in fiscal year 1998-99, are being paid from the Budget Stabilization Fund and the General Fund, half in annual payments over 10 years and half in annual payments over 15 years.

         The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event that the State's total revenues exceed the limit by 1 percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. In order to comply with this requirement, the State refunded approximately $113 million through income tax credits for the 1995 calendar year.

         There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Bonds or the ability of the respective obligors to pay interest on or principal of the Bonds, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds. In the 1991 fiscal year, the State deferred certain scheduled cash payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at specified later dates, similar future deferrals could have an adverse impact on the cash position of some local governmental units. Additionally, the State reduced revenue sharing payments to municipalities below that level otherwise provided under formulas in each of those years.


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         The Trust may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of ad valorem taxes on taxable property within the jurisdiction of the local unit. Such bonds issued prior to December 22, 1978, or issued after December 22, 1978 with the approval of the electors of the local unit, are payable from property taxes levied without limitation as to rate or amount. With respect to bonds issued after December 22, 1978, and which were not approved by the electors of the local unit, the tax levy of the local unit for debt service purposes is subject to constitutional, statutory and charter tax rate limitations. In addition, several major industrial corporations have instituted challenges of their ad valorem property tax assessments in a number of local municipal units in the State. If successful, such challenges could have an adverse impact on the ad valorem tax bases of such units which could adversely affect their ability to raise funds for operation and debt service requirements.

         Debt Management. The State Constitution authorizes general obligation long-term borrowing, subject to approval by the Legislature and a majority of voters at a general election. General obligation bond issues totaled $455.1 million during 2001-2002. Long-term bonds have been issued periodically for specific purposes, with the stipulation that financing of debt requirements is to come strictly from designated revenue sources. Revenue dedicated bonded debt, including that of the State Building Authority, was $820.9 million during 2001-2002, resulting in a total of $3.9 billion outstanding at year-end. The State Constitution also provides that the Legislature may authorize the issuance of short-term general obligation notes to assist in managing cash flows. Such borrowings are limited by the Constitution to 15% of undedicated State revenue received in the previous year. The Constitution also requires that such borrowings be repaid before year-end. No such borrowings occurred during the fiscal year 2001-2002.

         On January 21, 1998, Standard & Poor's Ratings Service increased its rating for State of Michigan general obligation bonds to "AA+" and in September 2000 raised the rating to "AAA". Moody's Investors Service, Inc. rates the bonds at Aa1. Fitch also upgraded its rating of "AA" to "AA+" on April 15, 1998.

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Michigan issuers may be unrelated to the creditworthiness of obligations issued by the State of Michigan, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Michigan Trust is susceptible to political, economic or regulatory factors affecting issuers of Michigan municipal obligations (the "Michigan Municipal Obligations"). These include the possible adverse effects of certain Michigan constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Michigan and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Michigan or contained in Official Statements for various Michigan Municipal Obligations.

MINNESOTA RISK FACTORS

         Economic Outlook. Minnesota's economy turned in a mixed performance during the 2002 fiscal year. At the close of the 2002 fiscal year, Minnesota's unemployment rate was 4.0 percent, 1.9 percentage points lower than the U.S. average of 5.9 percent, but 0.4 percentage points above the state's unemployment rate at the end of fiscal 2001. During that same period, the U.S. unemployment rate had increased by 1.3 percentage points. Personal income grew at an annual rate of 2.2 percent, barely above the 2.1 percent growth rate observed nationally.

         Payroll employment in Minnesota fell by 1.1 percent during the 2002 fiscal year, well above the U.S. average drop of 0.8 percent. In calendar year 2001, per capita personal income in Minnesota was $33,101, 8.6 percent above the national average. Minnesota ranked 7th among all states in personal income per capita in 2001. In calendar 2000, Minnesota ranked 9th, and was 8.4 percent above the U.S. average.

         The unemployment rate in Minnesota has remained low, but there has been weakness in payroll employment dispersed throughout the state's economy. Manufacturing employment fell by 12,000 jobs during the fiscal year, while employment in the transportation communications and utilities sector fell by almost 10,000 jobs.

         Employment in the retail sector fell by 7,000 jobs, and in the services sector, the fastest growing sector for some years, employment grew by less than 1,000 jobs. Although the decline in manufacturing in Minnesota was slightly less severe than that observed for the rest of the nation, the decline in manufacturing employment over the past two years has brought Minnesota manufacturing employment down to levels last observed in September 1993.

         Minnesota's economy is projected to grow more slowly than the U.S. economy during fiscal 2003. Consistent with that forecast, October payroll employment in Minnesota is more than 7,000 jobs below levels observed at the end of fiscal 2002 when viewed on a seasonally adjusted basis. Nationally, there has been a very small gain in employment over that time. Total wage and salary payments in Minnesota are projected to grow by 2.9 percent in fiscal 2003, the same growth rate as is projected for the national wages. Minnesota personal income is expected to grow by 3.7 percent during the current fiscal year, almost keeping pace with projected national growth of 3.8 percent.

         Revenues and Expenditures. Minnesota operates on a two-year budget cycle (a biennium). The governor's biennial budget is presented to the legislature in January of odd numbered years for the upcoming biennium. State statutes and its constitution require a balanced budget.

         As of the end of the 2002 fiscal year, the state's governmental funds reported combined ending fund balances of $5.699 billion, a decrease of $408.8 million in comparison with the prior year. Approximately 31 percent ($1.797 billion) of this total amount constitutes unreserved fund balance, which is available for spending in the coming year. However, included in this amount is $1.267 billion that has internally imposed designations, such as state statutory language, which limit resource use. The remaining fund balance of $3.901 billion is reserved to indicate that the money is not available for new spending, but has been dedicated for various commitments.

         The General Fund is the chief operating fund of the state. At the end of the 2002 fiscal year, unreserved fund balance of the General Fund was $539.1 million, while the total fund balance reached $685.5 million. The fund balance of the state's General Fund decreased by $354.2 million during the current fiscal year. This decrease primarily resulted from relatively flat revenues as a result of the economic downturn, instead of the anticipated inflationary increases in income taxes to correspond with increases in grant and subsidies associated with education.

         On December 4, 2002, the Department of Finance released its first forecast for the 2004-05 biennium. The forecast projects a deficit of $4.560 billion in the absence of legislative action during the 2003 legislative session. This deficit resulted from a national economic downturn. The forecast includes a projected deficit of $356 million for the current biennium. As noted above, the budget must be balanced for the biennium based on both state statutes and constitution. Borrowing for operating purposes beyond the biennium is not allowed. The fiscal year 2003 budget must be balanced before June 30, 2003.

         Legislation/Litigation. On May 8, 1998, Minnesota settled its lawsuit with the tobacco industry, resulting in a new revenue stream for the state. A small portion of the settlement ($202 million) was dedicated by the courts for specific purposes and will not be a part of the state's general revenues. A larger portion of the settlement (the one-time payments) was dedicated by the Governor and the legislature to be placed into endowments for specific purposes. The balance (the annual payments) will be deposited into the state's General Fund.

         The 2002 legislature expanded the uses of one-time tobacco settlement funds to allow for short-term borrowing by the state effective July 2003. The legislature created the endowments in response to the 1998 settlement and dedicated the proceeds to medical education and tobacco prevention. Up to five percent of the endowment's value is appropriated each year for health programs. After the recent law changes, appropriations may still be issued for medical education and tobacco prevention, but the state may use endowment balances if necessary to meet short-term cash flow needs.

         At any given time there may be numerous civil actions pending against the state of Minnesota which could, if determined adversely to the State, affect the State's expenditures and, in some cases, its revenues.

         Debt Management. The state debt management policy has four guidelines. The first requires that the ratio of the budgeted biennial debt service expenditures for general obligation bonded debt, paid by transfers from the General Fund, not exceed 3.0% of the total projected biennial General Fund non-dedicated revenues, net of refunds, on a budgetary basis. The ratio of transfers to net non-dedicated revenues for the biennium ending June 30, 2003 is 2.4%. The second and third guidelines state that the general obligation bonded debt should not exceed 2.5% of the total personal income for the state, and also that the total debt of state agencies and the University of Minnesota should not exceed 3.5% of total personal income. These ratios were 1.8% and 2.6%, respectively based on outstanding debt at June 30, 2002 and estimated personal income for the year ended on that date. The fourth guideline states that the total amount of state general obligation debt, moral obligation debt, state bond guarantees, equipment capital leases and real estate leases should not exceed 5.0% of the total personal income for the state. That ratio was 3.2% at June 30, 2002.

         The total amount of State general obligation bonds outstanding on November 1, 2002, was approximately $30 billion. The total amount of general obligation bonds authorized but unissued as of November 1, 2002, was approximately $1.1 billion.

         Fitch rates State of Minnesota general obligation bonds as "AAA". Moody's Investor Services rates Minnesota's general obligation bonds "Aa1". In August 1997, Standard & Poor's raised the state's general obligation bond rating from "AA+" to "AAA".

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Minnesota issuers may be unrelated to the creditworthiness of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Minnesota Trust is susceptible to political, economic or regulatory factors affecting issuers of Minnesota municipal obligations (the "Minnesota Municipal Obligations"). These include the possible adverse effects of certain Minnesota constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Minnesota or contained in Official Statements for various Minnesota Municipal Obligations.

MISSOURI RISK FACTORS

         Economic Outlook. As was the case with the national economy, the Missouri economy has been and remains under strain. The Missouri unemployment rate in November 2001 stood at 4.7 percent. One year later, the unemployment rate rose to 4.8 percent despite a gradually improving national economy. Over the course of the year, this rise in the Missouri unemployment rate represents a loss of about 13,500 jobs. The sagging economy has also depressed the rate of growth in Missouri personal income. After growing by 5.6 percent and 2.5 percent in Fiscal Years 2001 and 2002, respectively, growth of 3.5 percent is expected in Fiscal Year 2003.

         While the Missouri economy is under strain, a modest rebound is expected. The state economy remains diverse with strong presence in health care services and agriculture, as well as the travel and leisure industry. Indeed, employment in health care services has grown from 192,700 in 1990 to 237,000 in November 2002. As the U.S. economy rebounds, growth in the Missouri economy will likely resume.

         Revenues and Expenditures. The slumping economy, federal tax cuts that sap state revenue, and rapidly increasing health care costs have required decisive action each year to balance the budget. While the federal government is allowed to run a deficit, Missouri state government must balance its budget each year.

         Missouri's constitutional revenue and spending limit ("Article X") provides that over time the growth in state revenues and spending cannot exceed the growth in Missouri Personal Income. The Missouri Constitution requires that the revenue and spending limit formula use the personal income figure supplied by the United States Department of Commerce Bureau of Economic Analysis (BEA). The personal income statistics are designed to measure current economic activity. Changes have been made in the methodology for computing the personal income statistics in recent years with significant effect on the state's revenue limit. In 1998 the BEA implemented a change that significantly lowered the revenue and spending limit beginning in Fiscal Year 1999. Personal income is the sum of all wages and salaries, proprietors and rental income, interest and dividend income, and transfer payments (such as social security and welfare). Personal income has never included capital gains made on direct investment in the stock market. In 1998, the BEA concluded that they were including capital gains made by mutual funds that invest in the stock market. The personal income statistics published by the BEA now deduct the value of mutual funds' capital gains from personal income - about a $2 billion reduction in Missouri Personal Income.

         Calculations made pursuant to Article X show that total state revenues for Fiscal Year 2002 were below the total state revenue limit by $1.15 billion--the greatest amount since it was established. The Office of Administration projects that total state revenues will not exceed the total state revenue limit in Fiscal Year 2002 or Fiscal Year 2003. These preliminary calculations are subject to change as actual revenue collections become known and as the federal government revises its estimates of Missouri personal income. In addition, the recent volatility in the stock market, if continued, could have an impact on this projection. As the federal tax cut phases in over the next few years and continues to reduce state revenue growth, Missouri's total state revenues as a percentage of personal income will continue to fall significantly. The calculations also project that total state revenues will be approximately $1.7 billion below the Article X revenue limit in Fiscal Year 2003 and $2.5 billion below the Article X refund limit in Fiscal Year 2008.

         Tobacco Settlement. In November 1998 the National Association of Attorney Generals announced a national settlement agreement with five major tobacco companies. Attorney General Jay Nixon accepted the proposed agreement on behalf of the State of Missouri. The agreement is the largest settlement ever achieved by the State of Missouri. Over the next 25 years, the state will receive approximately $4.5 billion before the settlement's adjustments for inflation and discounts.

         In May 2001, Missouri received its first payment of the tobacco settlement proceeds. It is estimated that the state will receive about $164 million during Fiscal Year 2003. The Governor has recommended using a portion of the tobacco settlement proceeds to pay for core health care programs while retaining a portion for the most critical investments that will improve the lives of Missourians in the futures.

         Last year, the Governor recommended that the General Assembly pass legislation that would allow the state to sell a portion of the tobacco settlement proceeds in a process called "securitization." The General Assembly passed SB 1191 (2002) to give the state this option for up to 30 percent of the tobacco settlement proceeds. Tobacco securitizations have been completed by other states and are somewhat similar to revenue bond borrowing.

         Debt Management. Missouri voters have approved constitutional amendments providing for the issuance of general obligation bonds used for a number of purposes. The amount of general obligation debt that can be issued by the state is limited to the amount approved by popular vote plus $1 million.

         The amount of general obligation debt that can be issued by the State is limited to the amount approved by popular vote plus the amount of $1 million. The State's general obligation debt limit at June 30, 2002, was $1,776,000,000 of which $381,505,760 was unissued. General obligation bonded debt (net of amount available in governmental funds) of the State at June 30, 2002 was $865,710,000 and the debt per capita for general obligation debt was $153.20.

         During fiscal year 2002, $55,155,000 of the bonds were retired and no new bonds were issued. At year end, the total general obligation debt outstanding was $923,795,000 and the interest rate range was 4.0-7.5%.

         Ratings. State of Missouri general obligation bond issues are currently rated as follows: Standard & Poor's Rating Services, "AAA"; Moody's Investors Service, Inc., "Aa3"; and Fitch, "AAA". There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Missouri issuers may be unrelated to the creditworthiness of obligations issued by the State of Missouri, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Missouri Trust is susceptible to political, economic or regulatory factors affecting issuers of Missouri municipal obligations (the "Missouri Municipal Obligations"). These include the possible adverse effects of certain Missouri constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Missouri and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Missouri or contained in Official Statements for various Missouri Municipal Obligations.

NEW JERSEY RISK FACTORS

         Economic Outlook. New Jersey personal income for 2002 was revised upward from a gain of 2.8% to 3.1%. With a somewhat stronger labor market the state's income gain exceed the comparable national increase of 2.8%. For 2003 personal income will closely track improvements in labor market conditions and legislated changes in federal tax policy that stand to provide proportionately better after-tax returns to New Jersey. Lower federal withholding rates are currently in effect and residents will soon begin to receive child tax credit checks.

         The New Jersey unemployment rate stabilized at 6.0% in the 2nd half of 2002 and trended downward early in 2003. As of mid-year 2003, the 6.1% state jobless rate remained below the national rate of 6.2%. Despite some improving labor market indicators businesses have found ways to meet increased demand with fewer employees following a record 5.5% gain in labor productivity in 2002. The investment surge of the late 1990's is still paying dividends as private sector businesses employ their capital stock more effectively. Job creation in the state is even more difficult to achieve given the State's above average level of labor productivity. In the July 2002 New Jersey Review & Economic Outlook the Council reported "New Jersey's real gross state product per employee was the 2nd highest in the country and fully 27% higher than the US average." Notwithstanding the State's comparative advantage in labor productivity, job totals have increased in the 1st half of 2003.

         New Jersey endured a fragile first half of 2003 with strength in residential construction, leisure & hospitality, and government employment offsetting a steady decline in manufacturing. Sectors that appear to have bottomed out, such as finance, high tech and business services, are poised for employment gains as growth accelerates later this year and into 2004.

         Areas of strength over 2003 and 2004 for New Jersey include the following. Defense related industries including prime and subcontractors benefiting from planned increases in Department of Defense and Homeland Security procurement. Related opportunities arise from increased procurement and out-sourcing by New Jersey military installations and bases. Distribution industries should begin to recover from both an anticipated recovery in regional consumer demand and from increased local activities related to export trade. Travel and tourism stands to perform well with new attractions in Atlantic City. Signs point to improvements in the finance services and money management industries. Finally, the technology sectors (including information technologies) should improve as business capital spending begins to recover in 2004.

         Revenues and Expenditures. The State of New Jersey operates on a fiscal year beginning July 1 and ending June 30. The projected fiscal 2004 deficit of approximately $5 billion represents 21% of the total recommended fiscal 2004 budget of $23.7 billion. An unprecedented combination of factors have coincided to restrain revenue growth, including sluggish economic growth affecting much of the national economy, a drop in capital gains and bonuses related to the downturn in the stock market, and the failure of the federal government to provide increased state aid as part of its proposed economic stimulus plans. Base revenues for fiscal 2004 are estimated at $22.9 billion, including an estimated $1.1 billion from securitizing the remainder of tobacco settlement proceeds. This represents a reduction of $314 million from the adjusted fiscal 2003 revenues. The significance of this decline is best understood by contrasting it with the projected growth in the budget. To accommodate cost increases attributable to statutory requirements ($1.5 billion), constitutional dedications ($586 million), contracts and debt service ($650 million), and federal mandates/decisions ($434 million), as well as the elimination of one-time funding sources ($453 million), a budget totaling $27.7 billion would have been required in fiscal 2004. Since much of this growth is unavoidable or of highest priority, the resulting $5 billion deficit represents a fiscal challenge of immense proportion. To restore fiscal stability, the Governor proposes a combination of $1.3 billion in spending reductions, $2.4 billion in reduced growth, and $1.2 billion in additional revenue initiatives.

         Litigation. The state is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the state. At any given time, there are various numbers of claims and cases pending against the state, state agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act.

         Debt Management. The primary method for state financing of capital projects is through the sale of the general obligation bonds of the state. These bonds are backed by the full faith and credit of the state tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. General Obligation Debt must be approved by voter referendum and is used primarily to finance various environmental projects, transportation infrastructure, and correctional and institutional construction. The general obligation bonded debt outstanding as of June 30, 2002 was $3.2 billion, which is secured by the full faith and credit of the State (the General Fund).

         Bond Ratings. For many years prior to 1991, State of New Jersey general obligation bonds were rated as triple-A by Standard & Poor's Ratings Services and Moody's Investors Services. Currently, however, these bonds are rated as follows: Standard & Poor's, "AA"; Moody's Investors Service, Inc., "Aa2"; and Fitch, "AA". There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New Jersey issuers may be unrelated to the creditworthiness of obligations issued by the State of New Jersey, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each New Jersey Trust is susceptible to political, economic or regulatory factors affecting issuers of New Jersey municipal obligations (the "New Jersey Municipal Obligations"). These include the possible adverse effects of certain New Jersey constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in New Jersey and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in New Jersey or contained in Official Statements for various New Jersey Municipal Obligations.

NEW YORK RISK FACTORS

         Economic Condition and Outlook. The events of September 11, 2001 had a significant impact on the economies of New York State and the nation. An economic slowdown was already developing, and in early 2001 the Federal Reserve's Open Market Committee had begun a series of dramatic rate reductions in an effort to prevent the slowdown from turning into a serious recession. The annualized rate of growth in the Gross Domestic Product (GDP), a measure of the nation's output of goods and services, averaged 1.1% in the fourth quarter of 2000, but then declined by 0.6% in the first quarter of 2001 and by 1.6% in the second quarter. Business investments were declining and inventories were being reduced, and the pace of consumer spending had slowed somewhat.

         The attacks on the World Trade Center and the Pentagon generated significant shocks throughout the economy. The New York financial markets were closed for several days, and the travel and tourism industries were particularly hardhit by the shutdown of the air transportation network. The Federal Reserve moved aggressively to maintain the soundness of the financial system, ultimately reducing interest rates to a 40-year low. GDP declined at a 0.3% annualized rate in the third quarter of 2001. The National Bureau of Economic Research declared that a recession had officially begun in March 2001. Although job losses mounted and major parts of the national economy were negatively impacted, the record-low interest rates quickly had a beneficial effect on the economy. The housing market, after a short pause, was energized as buyers flooded the market and outstanding mortgages were refinanced. Under these conditions, home values continued to rise. Auto sales were brisk, aided by zero percent-financing incentives. GDP growth, which had resumed with a 2.7% annualized gain in the fourth quarter of 2001, surged at a 5.0% annualized rate in the first quarter of 2002, helped by stronger consumer spending and a slowing of business inventory reductions.

         As the site of one of the terrorist attacks, the impact on New York State's economy was greater than in other parts of the nation. New York had lagged behind the recovery from the early 1990s recession, and it was only in recent years that the State's economic performance had improved. The rate of job growth had slowly built through the late 1990s, reaching 2.7% in 1999, an increase which ranked 14th among the 50 states. As the economy began to slow in 2000, the State's rate of job growth slipped to 2.1%, and its ranking slid to 23rd. For the first three quarters of 2001 compared to the same period in 2000, New York's job growth was 0.5%, the same rate as the nation, and ranked 28th among the states. However, after the attacks, employment in New York declined by 1.4% in the fourth quarter of 2001, while national employment declined by 0.8%, and New York's ranking fell to 40th. For the first four months of 2002, employment in the nation has fallen by 1.2% compared to the same period in 2001, and New York's 1.5% decline caused its rank to slip to 44th.

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         Unemployment rates have also risen as the economy slowed. Nationally, the unemployment rate reached its low near the end of 2000, and averaged 4% for that year. It began to move up in 2001, with a sharper increase after September. For all of 2001, it averaged 4.9%, and in the first four months of 2002 it has increased to an average of 5.7%. A similar pattern is evident in New York State, where unemployment reached its low in early 2001 and then began to rise. In 2000, the State's rate averaged 4.6%, then 4.9% in 2001, and has averaged 5.9% in the first four months of 2002. Although the gap between the State's unemployment rate and that of the nation's has narrowed in recent years, New York has a higher unemployment rate than most states, ranking 39th highest in 2000, 34th in 2001, and 41st through April 2002.

         The slowdown in the economy also affected income growth. Personal income for the nation increased by 3.7% in 2001, after growing by 7% in 2000. For New York State, personal income growth slowed from 7.1% in 2000 to 3.6% in 2001. Ranking growth rates among the states, New York fell from 14th in 2000 to 30th in 2001. Factors depressing New York's income growth in 2001 included the large number of job losses and the loss of business activity in the area near the World Trade Center site.

         Also contributing to New York's economic slowdown were conditions in the securities industry. The financial services sector is a major industry in the State, and although it only accounted for 2.4% of all jobs in the State in 2000, it was responsible for 12.4% of all wages earned in the State. This income, together with securities firms' profits and the capital gains generated by financial market activity, are the basis for a major source of tax revenues for the State. However, continued losses in the financial markets contributed to a substantial drop in securities industry profits, from a record $21 billion in 2000 to $10.4 billion in 2001. Wall Street operations were also suspended for four days following the World Trade Center attack, and many of the industry's workers were temporarily dispersed, including some who were relocated into neighboring states. Job growth in the industry averaged 5.6% annually between 1996 and 2000, but ceased in 2001, and in the first four months of 2002 securities employment in the State had declined by 8.5% compared to the same period in 2001.

         There has also been a change in the geographic distribution of economic activity in the State. During the economic expansion of the 1990s and into 2000, the downstate regions (New York City (City), Long Island, and the Lower Hudson Valley) were vibrant, and these areas were responsible for almost 72% of the State's job growth and 78% of the personal income growth. Likewise, between 1990 and 2000, over 90% of the State's population growth occurred in the downstate regions, while the population declined in many parts of upstate, notably Western and Central New York and the Mohawk Valley. While the City's economy had been slowing before the World Trade Center attack, in its aftermath business activity slowed in lower Manhattan and many of the City's major industries --finance, air transportation, business services, trade, and tourism--were adversely affected. Employment in the City, which had increased at an average rate of 0.3% in the first three quarters of 2001 when compared to the same period in 2000, declined at a rate of 3.1% (or 118,000 jobs) in the fourth quarter. For the first four months of 2002, employment in New York City declined by 3.4% on a year-over-year basis. Job growth has also slowed in the suburbs around the City. In Westchester and Rockland counties, job growth slowed from 2.4% in 2000 to 0.8% in 2001, and now shows no growth in the first four months of 2002. Long Island's economy has held up better, with job growth of 2.3% in 2000 giving way to 0.6% in 2001. Job growth has held steady at 0.6% in the first four months of 2002 when compared to the same period in 2001, and Long Island is one of the few areas in New York State to be reporting job gains in 2002.

         The recession was also taking a toll on the upstate economy prior to September 11. Buffalo and Rochester experienced job losses of 0.7% and 0.3%, respectively, in 2001, and losses of 0.4% and 1.7%, respectively, for the first four months of 2002. Small gains in 2001 have given way to losses in 2002 for Syracuse and Binghamton. Nonetheless, the magnitude of job losses in New York City is much larger than upstate, so just as the downstate region led the State in prosperity, it is now weighing down the State in the recession.

         However, the outlook for New York State is not grim. The current recession does not match the magnitude of the recession of the early 1990s. A recovery is already underway at the national level, and this will help lift the New York State economy in coming months. Seasonally adjusted employment data for New York City already are showing an end to job losses on a month-to-month basis.

         Although the financial markets continue to be buffeted by financial scandals, low corporate profits, and low investor confidence, the Securities Industry Association does not expect industry profits to fall below last year's

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levels. This will help lift income, and therefore tax revenues, in calendar year
2003. Housing markets remain strong, which helps consumer wealth, but high prices, especially downstate, continue to reflect a supply shortage.

         In the short run, the State's economy will go through a difficult period as the recovery slowly takes hold and spreads. New York City will reassert itself as a major center of commerce, and will benefit from reconstruction spending. Although the current recession will be followed by a new expansion, the strength of that expansion in New York State will be dependent on many factors. As the major engine of recent economic growth, the downstate economy is particularly dependent on the health of the financial industry, investments in transportation infrastructure, the ability of the education system to produce a skilled workforce, the availability of affordable housing, the cost and availability of energy, and the continued attractiveness of the region for both domestic migrants and international immigrants. Upstate, many regions continue to transition from manufacturing to service-based economies, and to face their own issues in education, housing, energy, and population. Finally, the fiscal stresses currently faced by many localities will have an impact on how policies that address important issues are resolved.

         General Government Results. An operating deficit of $3.42 billion is reported in the General Fund for fiscal year 2001-02. As a result, the General Fund now has an accumulated surplus of $493 million. The State completed its fiscal year ended March 31, 2002 with a combined Governmental Funds operating deficit of $4.45 billion as compared to a combined Governmental Funds operating surplus for the preceding fiscal year of $1.373 billion, as restated. The combined 2001-02 operating deficit of $4.45 billion included operating deficits in the General Fund of $3.42 billion, Special Revenue Funds of $970 million, and Capital Projects Funds of $134 million, offset by an operating surplus in the Debt Service Funds of $76 million. The 2000-01 combined operating surplus of $1.373 billion, as restated included operating surpluses in the General Fund of $32 million, Special Revenue Funds of $1.252 billion, and Capital Projects Funds of $109 million, offset by an operating deficit in the Debt Service Funds of $20 million.

         The State's financial position as shown in its Combined Balance Sheet as of March 31, 2002 includes a fund balance in its Governmental Funds of $5.125 billion represented by liabilities of $17.482 billion and by assets available to liquidate such liabilities of $22.608 billion. The governmental funds fund balance includes a $493 million accumulated General Fund surplus.

         Debt Administration. There are a number of methods by which the State may incur debt. The State may issue general obligation bonds approved by the voters and notes in anticipation of such bonds. The State, with voter approval, may also directly guarantee obligations of public benefit corporations. Presently, the Job Development Authority is the only public benefit corporation authorized to issue State guaranteed bonds. Payments for debt service on State general obligation and State-guaranteed bonds or notes are legally enforceable obligations of the State. The State has never been called upon to make any direct payments pursuant to its guarantee.

         The State had $4.142 billion in general obligation bonds outstanding at year-end. During the year the State issued $211 million in general obligation bonds and redeemed $415 million. The total amount of general obligation bonded debt authorized but not yet issued at year-end was $1.396 billion. The Public Benefit Corporations' (Corporations) had $55.981 billion in nonstate supported bonds payable and short-term debt outstanding at year-end. For further information regarding the Corporations' debt refer to Note 15 of the Notes to the Financial Statements.

         The State has also entered into lease/purchase agreements with selected public benefit corporations and municipalities for certain of its capital facilities. Under the agreements, construction costs are initially paid from appropriations and repaid to the State from proceeds of bond issues. The State has also entered into other financing agreements with several public benefit corporations. The terms of these arrangements require the State to fund the debt service requirements of the specific debt issued by the entity. The public benefit corporations will generally retain title to the assets acquired with the bond proceeds. At year-end, the State had long-term debt obligations of $32.364 billion under lease/purchase and other financing arrangements (nonvoter approved), a decrease of $261 million from fiscal 2001.

         Bond Ratings. The State's general obligation bonds are rated "A" by Standard and Poor's Corporation, "A2" by Moody's Investors Services and "AA-" by Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local New York issuers may be

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unrelated to the creditworthiness of obligations issued by the State of New
York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Risk Management. The State does not insure its buildings or their contents against theft, fire or other risks and does not insure its automobiles against the possibility of bodily injury and property damages. However, the State does have fidelity insurance on State employees. Workers' compensation coverage is provided on a self-insurance basis.

         Litigation. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

         Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care that could require substantial increased financing of the litigated programs in the future. Because of the prospective nature of these matters, no provision for this potential exposure has been made in the accompanying general purpose financial statements.

         Actions commenced by several Indian nations which include the St. Regis Mohawk Indian Nation, the Oneida Indian Nation, and the Cayuga Indian Nation, claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of thousands of acres of land as well as compensatory and punitive damages. In addition, the State is party to other claims and litigation that its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

         With respect to pending and threatened litigation, the State has reported liabilities of $693 million for awarded and anticipated unfavorable judgments. The portion of the liability expected to be paid within the next 12 months, $91 million, is reported in the General Fund. The remainder, $602 million, is reported in the General Long-Term Obligations Account Group and represents an increase of $114 million from the prior year.

NORTH CAROLINA RISK FACTORS

         Generally. One of the primary characteristics of the 2001 recession was the impact on the manufacturing sector. This is important to North Carolina because 18% of nonagricultural employment is in manufacturing in our state versus 12% nationally. A more important measure might be the share of gross state product tied to manufacturing: around 23% in North Carolina versus 17% for the United States.

         The decline in manufacturing jobs did not begin with the 2001 recession. Data compiled by the Employment Security Commission show that manufacturing experienced a fairly rapid recovery from the 1990-91 recession, with job growth of 2.6% in 1993. In fact, the "boom and bust" nature of manufacturing is one reason why the state's economy grew 33% faster than the national experience following the 1981-82 recession and 45% faster following the Gulf War downturn. In fact, North Carolina was the fifth fastest growing state during the 1992-94 period.

         Manufacturing employment began a steady decline in mid-1995 as the national economy experienced a mild slowdown following the Federal rate hikes in 1994. The rate of decline began to accelerate in February 2001 and peaked at an 8.5% year-over-year rate in late 2001. Particularly hard hit were the textile and apparel sectors, dropping over 15% annually by the spring of 2001.

         There are some signs that the state's economy has begun to improve. For one thing, the unemployment rate has dropped from 6.9% in April to 6.0% in October and we have seen improvement in the unemployment claims numbers. State sales tax receipts during the quarter ending September 30 were up 1.7% over the same quarter last year and increased 2.3% during the second calendar quarter. This compares to -2.0% for the first quarter and -3.5% for the final quarter of 2001. Unit sales of cars and light trucks rose 2.9% in May and June this year. Finally, real

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estate conveyance tax collections, levied on a "percent of value" basis, continue to benefit from favorable mortgage rates.

         Even with the recent improvements, the State is budgeting on the basis of a continued sluggish recovery. This would be very different from the explosive growth after the last two recessions. One reason is the continued weakness of tech stock prices. As the state has diversified away from the traditional manufacturing industries (textiles, apparel, furniture, and tobacco) to electronics and other technology-oriented companies, we have become more vulnerable to problems in the new sectors.

         A classic example is the experience of the Catawba Valley region (Hickory). During the late-1990s, this area had an unemployment rate as low as 1.5% due to the explosive growth of fiber optic manufacturing. Now, the unemployment rate in this county is 9.4%, one of the highest rates in the state. We are concerned that it may take some time for the nation's telecommunications companies to work down excess inventory.

         In addition, it is not clear how areas affected by the displacement of workers in traditional industries will recover. The prevailing view of many local officials is that not only are the jobs lost in recent years the textile, apparel, and furniture sectors gone forever but the shift away from U.S. production is spreading to other types of manufacturing operations.

         Revenues and Expenditures. The North Carolina State Constitution requires that the total expenditures of the state for the fiscal period covered by each budget not exceed the total of receipts during the fiscal period and a portion of the surplus remaining in the State Treasury at the beginning of the period. State law requires 25% of surplus funds from the previous fiscal period to be placed in the Savings Reserve Account; an amount of the funds equal to 3% of the value of state-owned facilities to be placed in the Reserve for Repairs and Renovations; and 6.5% of the surplus funds to be placed in the Clean Water Management Trust Funds. The remainder of the surplus may be used for expenditures during the following fiscal period.

         With the adoption of the General Fund budget for fiscal year ended June 30, 2003, North Carolina will have experienced its third straight year in which spending needs exceeded recurring revenues. This problem has been increased by the economic downturn experienced nationally and in North Carolina. The increase in spending needs is attributed to enrollment growth in the public schools and higher education institutions along with continued increased costs in the health and human services areas such as Medicaid and children services. The result is that North Carolina has spent more money than it has realized in the General Fund during the last four consecutive years.

         In order to meet the constitutional requirement of a balanced budget for the General Fund, the Governor has exercised his constitutional powers through the enactment of Executive Orders to control spending and to identify resources to meet spending requirements. Among these resources are the Highway Trust Fund, the Tobacco Trust Fund, agency special funds, and reductions to employer contributions to some of the State retirement systems. State agencies and institutions have been operating under Executive Orders since February 2001. The current Executive Order allows spending at an average of 96.5% of the authorized General Fund budget for fiscal year 2003.

         Because of the budget shortfalls, the need to use State reserves, and the inability to replenish reserves, the result has been an overall reduction in the net worth of the General Fund (GAAP basis) component of the State budget. In the last three years, the unreserved balance has gradually declined to its current level of negative $575 million for the fiscal year ended June 30, 2002. The Savings Reserve Account balance was used to balance the budget in fiscal year 2001, and the General Assembly authorized new funds to replenish that reserve in fiscal year 2002. But the Savings Reserve Account balance again was required to manage the budget shortfall for fiscal year 2002. As of June 30, 2002, the Savings Reserve had a zero balance.

         For fiscal year 2003 through December 11, $215.6 million has been set aside in the Governor's Executive Order Reserve and is available to manage any potential budget shortfall that may occur. It is important to note, however, that some of these funds will be needed for the continued recovery of eastern North Carolina from the aftermath of Hurricane Floyd. This Reserve coupled with spending restrictions and zero economic revenue growth are the tools the Governor is using to manage the 2003 budget.

         Debt Management. The State's general obligation debt payable increased during fiscal year 2002 to $3.478 billion, an increase of $439 million (or by 14.5%), which represents the net difference between new issuances, and payments, recognition of accretion, and the amortization of premiums on outstanding debt. During

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the year the State issued general obligation bonds in the amount of $605 million. The amount of authorized but unissued bonds at June 30, 2002, totaled $3.765 billion as follows: Higher Education $2.55 billion; Highway Construction $700 million; Clean Water $380 million; and Natural Gas $135 million. interest payment date which began on December 1, 2001. The proceeds of these issuances were used to provide funds to refund in advance of their maturity the following issues:

         North Carolina general obligation bonds are rated "AAA" by Standard & Poor's and Fitch, and "Aa1" by Moody's. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local North Carolina issuers may be unrelated to the creditworthiness of obligations issued by the State of North Carolina, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Litigation. The State is involved in numerous claims and legal proceedings, many of which normally recur in governmental operations and may have a material adverse effect on the financial position of the State.

         Each North Carolina Trust is susceptible to political, economic or regulatory factors affecting issuers of North Carolina municipal obligations (the "North Carolina Municipal Obligations"). These include the possible adverse effects of certain North Carolina constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in North Carolina and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in North Carolina or contained in Official Statements for various North Carolina Municipal Obligations.

OHIO RISK FACTORS

         Generally. Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10,847,100 in 1990.

         While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness.

         In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, then through 1998 the annual State rates were below the national rates (4.3% vs. 4.5% in 1998), but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.1% vs. 4.0%) and then lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%).
The unemployment rate and its effects vary among geographic areas of the State.

         Revenues and Expenditures. The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund
(GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending.

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Recent biennium ending GRF balances were:

     BIENNIUM                  FUND BALANCE                   CASH BALANCE
      1992-93                  $ 111,013,000                 $    393,634,000
      1994-95                    928,019,000                    1,312,234,000
      1996-97                    834,933,000                    1,367,750,000
      1998-99                    976,778,000                    1,512,528,000
      2000-01                    219,414,000                      817,069,000

         Current Biennium. Ongoing and rigorous consideration has been and continues to be given by the Governor and the General Assembly to revenues and expenditures for Fiscal Years 2002-03, primarily as a result of continuing economic conditions. Ongoing budgetary pressures have been primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources.

         Prior consideration came in three general time frames - the June 2001 biennial appropriation act, then late fall and early winter 2001, and then May 2002. Significant remedial steps have included authorization to draw down and use the entire Budget Stabilization Fund (BSF) balance, increased cigarette taxes, and use of tobacco settlement moneys previously earmarked for other purposes.

         The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

         That original appropriations act provided for the following uses of certain reserves, aimed at achieving Fiscal Year and biennium ending positive GRF fund balances, based on then current estimates and projections:

          o Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.

          o An additional $10,000,000 from the BSF to an emergency purposes fund.

          o Transfer to the GRF in Fiscal Year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

         The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 the Office of Budget and Management (OBM) lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for Fiscal Year 2002 and $763,000,000 for current Fiscal Year 2003.

         Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in Fiscal Year 2002 and $1.15 billion in Fiscal Year 2003. Further executive and legislative actions were taken for Fiscal Year 2002 and will be taken as necessary to ensure a positive GRF fund balance for the biennium.

         On July 1, 2002, the first day of the new Fiscal Year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for Fiscal Year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and General Assembly. Annual cutbacks ranged from generally 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded are appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

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         Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional
GRF revenue shortfall of $720,000,000 for Fiscal Year 2003. The Governor ordered immediate additional reductions in appropriations spending expected to aggregate $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration additional revenue enhancements, transfers and expenditure reduction for Fiscal Year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM.

         All of the revenue enhancements proposed by the Governor in late January are also incorporated into the Executive Budget for the 2004-05 biennium (released on February 3), together with other measures including proposed adjustments in bases of and rates for taxes that are significant sources of GRF receipts. That Executive Budget proposal, which includes all necessary GRF debt service and lease rental amounts for the biennium, is accessible via OBM's home page on the Internet at http://www.state.oh.us/obm. That budget proposal will be reflected in appropriations legislation to be introduced in and considered for enactment by both houses of the General Assembly.

         As discussed above, the State is effectively precluded by law (including its Constitution) from ending a Fiscal Year or a biennium in a "deficit" position. The Governor and his administration, and the General Assembly, continue to monitor developments on both the revenue and expenditure sides and evaluate pending and further actions to respond to financial developments to ensure a positive GRF ending fund balance.

         Debt Management. The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection, or defend the State in war.)

         The Constitution provides that "Except the debts above specified . . . no debt whatever shall hereafter be created by, or on behalf of the state." By 17 constitutional amendments approved from 1921 to present, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. All related to capital facilities financing, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax-supported debt is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation, all as discussed below.

         A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligation bonds and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, those new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission
(OPFC), as described below and that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

         A statewide economic development program assists the financing of facilities for industry, commerce, research and distribution by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $300,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, but less any amount by which 4% of the unpaid principal amount of guaranteed loan payments exceeds the funded amount applicable to the guarantees). The aggregate amount from the liquor profits to be used in any Fiscal Year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $25,000,000 under present law. The total of unpaid guaranteed loan amounts and unpaid

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principal of direct loans may not exceed $500,000,000. A 1996 issue of
$168,740,000 ($142,140,000 outstanding) of taxable bonds refunded outstanding bonds and provided additional moneys for the program. $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The highest future Fiscal Year debt service on the outstanding bonds of those issues, which are payable through 2021, is $16,166,827 in 2008.

         Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on state or local finances generally, will not adversely affect the market value of Ohio obligations or the ability of particular obligors to make timely payments of debt service on those obligations.

         Ohio's credit ratings for general obligation debt are "Aa1" by Moody's Investors Service, Inc. ("Moody's") and "AA+" by Fitch. Standard & Poor's Ratings Services ("S&P") rates the State's general obligation debt "AA+".

         There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Ohio issuers may be unrelated to the creditworthiness of obligations issued by the State of Ohio, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Litigation. Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years. The Court directed the General Assembly "to enact a school-funding scheme that is thorough and efficient, as explained in [its prior decisions in 1997 and 2000], and the accompanying concurrences".

         In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

         With particular respect to funding sources, the Court concluded in 1997 and 2000 that property taxes no longer may be the primary means of school funding in Ohio.

         On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with court orders in that case, and on March 7 the State filed a motion in the Supreme Court to preclude the trial court's consideration of that motion by the plaintiffs.

         It is not possible at this time to state what or when the General Assembly's further responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current biennium) or on specific state operations.

         Each Ohio Trust is susceptible to political, economic or regulatory factors affecting issuers of Ohio municipal obligations (the "Ohio Municipal Obligations"). These include the possible adverse effects of certain Ohio constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Ohio and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Ohio or contained in Official Statements for various Ohio Municipal Obligations.

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PENNSYLVANIA RISK FACTORS

         Economic Condition and Outlook. The Commonwealth of Pennsylvania ("Pennsylvania" or the "Commonwealth") historically has been identified as a heavy industry state, although that reputation has been changing as the industrial composition of Pennsylvania's economy continues to diversify into the service sector, including trade, medical and health services, education and financial institutions. Pennsylvania's agricultural industries are also an important component of the Commonwealth's economic structure, particularly in crop and livestock products as well as agribusiness and food related industries.

         Terrorist attacks conducted on U.S. soil on September 11, 2001, provided the catalyst for the national economy to enter into an economic recession. U.S. economic growth had been decelerating since mid-2000, especially in the industrial sector. The tenth recession of the postwar period began in March 2001. While economic growth resumed in 2002, the pace of economic growth so far has fluctuated widely and has weakened slightly during the fourth quarter of 2002. The recovery has been anticipated to be significantly slower in terms of economic growth than experienced with a normal recession. During most past recovery periods, growth has averaged between five and seven percent annually while the forecast for growth following the current recession is in the three to four percent range.

         The modest anticipated rate of economic growth reflects the uncertainty that currently exists about the national recovery. While current economic growth appears to have slowed, the economic outlook for the first two quarters of 2003 is good. Consumer and Federal spending have provided recent support to the economy. As other sectors of the economy improve, the recovery will broaden and economic growth will accelerate.

         The Pennsylvania economy is expected to closely follow the trends of the national economy. Substantial shifts in the composition of employment in Pennsylvania over the past decade should make its economy less sensitive to sharp cyclical changes in industrial production that previously would have magnified the effects of a national recession in Pennsylvania.

         Commonwealth Financial Structure. The Constitution and the laws of the Commonwealth require all payments from the State Treasury, with the exception of refunds of taxes, licenses, fees and other charges, to be made only by duly enacted appropriations. Amounts appropriated from a fund may not exceed its actual and estimated revenues for the fiscal year plus any unappropriated surplus available. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery
Fund) are generally made for one fiscal year and are returned to the unappropriated surplus of the fund (a lapse) if not spent or encumbered by the end of the fiscal year. The Commonwealth's fiscal year begins July 1 and ends June 30.

         The General Fund. The General Fund, the Commonwealth's largest operating fund, may be used to assess Pennsylvania's financial position and activities for the fiscal year ended June 30, 2002. It accounts for all revenues and other receipts that are not required by law to be accounted for or deposited in other special funds and reflects a significant portion of Commonwealth expenditures. Tax revenues, principally personal and corporate income and sales and use taxes, constitute approximately 56.5 percent of the General Fund budgetary basis revenues. The functional assignments for General Fund expenditures are: direction and supportive services, protection of persons and property, health and human services, public education, recreation and cultural enrichment, economic development, transportation and transfers to debt service funds for all obligations except those incurred for highway or other special revenue fund purposes.

         During the five-year period from fiscal year 1998 through fiscal year 2002, total revenues and other sources increased by an average of 4.7 percent annually. Tax revenues during the same period increased by an annual average of
2.1 percent. Recent slow economic growth and the resulting slow growth from tax revenues have caused fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund for fiscal year 2002. Operating transfers, transfers from components and other additions totaled $474.1 million in fiscal year 2002, an increase of $395.8 million from the prior fiscal year. Increased transfers from balances held by the state-owned liquor store system, a legislated transfer of prior-year unspent funds from Tobacco Settlement Fund and a transfer of equity by the Pennsylvania Industrial Development Board account for the major portion of this increase. Expenditures and other uses during the fiscal years 1998 through 2002 rose an average annual rate of 6.5 percent.

                                     Page 46
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         The General Fund balance at June 30, 2002 totaled $2,902.4 million, a decrease of $1,582.7 million from the balance at June 30, 2001 (restated). The transfer of $853.9 million of accumulated tobacco settlement receipts and associated investment earnings to the Tobacco Settlement Fund, a special revenue fund, accounts for a major portion of the General Fund's decline in fund balance. The fiscal year 2002 year-end unreserved-undesignated portion of the fund balance was $1,483.3 million, $41.5 million below the amount recorded for fiscal year 2001.

         Debt Administration. The Constitution of the Commonwealth permits the Commonwealth to incur the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate debt approval, (iii) debt for capital projects subject to an aggregate debt limit of
1.75 times the annual average tax returns of the preceding five fiscal years and
(iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts. Debt service on Commonwealth general obligation debt is paid from appropriations out of the General Fund except for debt issued for highway purposes, which is paid from Motor License Fund appropriations.

         Net outstanding general obligation debt totaled $6,059.3 million at June 30, 2002, a net increase of $643.1 million from June 30, 2001. Nearly 20 percent of this increase was attributed to a $116.3 million decline in sinking fund balances during the fiscal year. By using balances to pay debt service, fiscal year 2002 debt service appropriation amounts from the General Fund were reduced. Over the 10-year period ended June 30, 2002, total net outstanding general obligation debt increased at an annual rate of 2.2 percent. Within the most recent 5-year period, outstanding general obligation debt has increased at an annual rate of 4.8 percent.

         Risk Management. The Commonwealth maintains ongoing training and information programs to reduce risks associated with employee injury and negligence, contract compliance, tort liabilities and property losses. The Commonwealth became self-insured for employee disability and medical claims on July 1, 1983. The Commonwealth is also self-insured for annuitant medical/hospital benefits and tort liabilities, including automobile, employee and transportation-related claims. Reserves have been established to fund self-insured claims. Third-party coverage is obtained for property losses in excess of $1 million per occurrence, to a limit of $100 million per occurrence. Coverage for property losses less than $1 million or more than $100 million is maintained through the Commonwealth's self-insurance program.

         Employment. Non-agricultural employment in Pennsylvania over the ten years ending in 2002 increased at an average annual rate of 1.0 percent compared with a 1.0 percent rate for the Middle Atlantic region and 1.8 percent rate for the U.S. Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. From 1998 through 2002, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the U.S. As of February 2003, Pennsylvania had a seasonally adjusted unemployment rate of 6.2 percent.

         Philadelphia. The City of Philadelphia ("Philadelphia") is the largest city in the Commonwealth, with an estimated 1998 population of 1.43 million according to the U.S. Bureau of the Census, ranking 6th in metropolitan areas of the U.S. Philadelphia functions both as a first class city and county for the purpose of administering various governmental programs.

         Ratings. All outstanding general obligation bonds of the Commonwealth of Pennsylvania are rated "AA" by Standard & Poor's Ratings Services; "Aa2" by Moody's Investor's Service, Inc.; and "AA" by Fitch. Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

         Local Issuances. It should be noted that the creditworthiness of obligations issued by local Pennsylvania issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Pennsylvania, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

         The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of bonds contained in the Pennsylvania IM-IT and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict

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


whether or to what extent such factors or other factors may affect the issuers of the bonds contained in the Pennsylvania IM-IT, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by the Pennsylvania IM-IT to pay interest on or principal of such bonds.

         The Pennsylvania IM-IT is susceptible to political, economic or regulatory factors affecting issuers of Pennsylvania municipal obligations (the "Pennsylvania Municipal Obligations"). These include the possible adverse effects of certain Pennsylvania constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided above is only a brief summary of the complex factors affecting the financial situation in Pennsylvania and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the following information. It is based in part on information obtained from various State and local agencies in Pennsylvania or contained in Official Statements for various Pennsylvania Municipal Obligations.

TENNESSEE RISK FACTORS

         Government Overview. The State of Tennessee was admitted to the union in 1796, as the sixteenth state. Tennessee has 41,219 square miles and a population estimated to be 5.8 million. The State has three branches of government, the Executive, Legislative and Judicial. The Executive branch is headed by the Governor, who appoints commissioners to lead the various departments. The Legislative branch is bicameral, with 99 members of the House of Representatives and 33 Senators. The Representatives serve two-year terms. The Senators serve four-year terms, with about one half being elected every two years. The Judicial branch rules on the constitutionality of laws enacted by the Legislature and the legality of administrative policies and regulations of the Executive branch.

         The financial reporting entity of the State includes all the funds of the primary government as well as all its component units. Component units are legally separate entities for which the primary government is financially accountable. The government provides a full range of services including education, health and social services, transportation, law, correction, safety, resources and regulation, and business and economic development.

         In addition to internal controls, the State maintains budgetary controls. The objective of these budgetary controls is to ensure compliance with legal provisions embodied in the annually appropriated budget approved by the Legislature. Activities of the general fund, special revenue funds (except the Supreme Court Boards, Fraud and Economic Crime, Community Development and the Dairy Promotion Board, accounted for as special revenue funds) and debt service fund are included in the annually appropriated budget. Budgetary control is maintained at the departmental level by the encumbrance of estimated purchase amounts prior to the release of purchase orders to vendors. Purchase orders which result in an overrun of available balances are not released until budget revisions are approved or additional appropriations are made. Open encumbrances are reported as reservations of fund balance at June 30, 2002. State statutes require an annual audit of all financial statements of the State.

         Economic Condition and Outlook. The State's economic diversity has improved substantially over the last several years. Investments announced in new and expanding manufacturing businesses exceeded $1 billion every year since 1983, and exceeded $3 billion in the last four years. Announced manufacturing capital investments in 2001 were $4.04 billion. This growth has created 15,804 new jobs in this year alone, and has had a positive effect on employment and the State's economy. Additionally, investments in headquarters, distribution and selected services grew to $2.0 billion in 2001 and created 12,813 new jobs. For June 2002, the state unemployment rate of 5.2% was under the national average of 6.0%. Based on current projections, the State's overall growth is expected to exceed the national average over the next several years. While having a positive impact, this growth also presents significant challenges for the State. If the present level of services is to be maintained and an ambitious program for major improvements in the educational system is to continue to be implemented, the State must continue to conservatively manage its financial resources.

         The impressive U.S. economic expansion of the 1990's has ended with the U.S. in a recessionary period. As evidence, the real (inflation-adjusted) gross domestic product increased only .3 percent during the calendar year 2001 and increased 1.3 percent during the second quarter of 2002. Inflation concerns have given way to concerns about a recession; accordingly, the Federal Reserve has sharply reduced interest rates in recent months.

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         Financial Highlights. The assets of the State exceeded its liabilities at June 30, 2002, by $20.1 billion . Of this amount, $100.7 million may be used to meet the State's obligations not funded by restricted net assets. However, $18.1 billion of this amount represents invested in capital assets, net of related debt, which cannot be used to fund ongoing activities of the government.

         The State's net assets increased by $710.7 million. Most of this increase results from the State's decision to utilize the modified approach for reporting infrastructure capital assets. Because of this decision, the State capitalized infrastructure expenditures of $1.257 billion and did not record depreciation expense. Other capital assets are depreciated. Component units reported net assets of $3.1 billion, an increase of $98.5 million.

         At June 30, 2002, the State's governmental funds reported combined ending fund balances of $1.5 billion, a decrease of $558 million in comparison to the prior year. Of the combined fund balance approximately $196 million is available for spending at management's discretion (unreserved fund balance), however $178 million of this amount is designated for revenue fluctuations.

         The State's total debt decreased $57.2 million during the fiscal year to $1.26 billion. This reduction is due to then tight budget situation faced by the State, in which capital projects have not been authorized in the legislative process.

         Debt Administration. In accordance with the Constitution, the State has the authority to issue general obligation debt that is backed by the full faith and credit of the State. The Legislature authorizes a certain amount of debt each year and the State Funding Board has oversight responsibility to issue the debt for capital projects. Capital spending is also authorized by the Legislature and the State Building Commission has oversight responsibility for all capital projects exceeding $100 thousand (for new construction) and maintenance to existing facilities. The State issues Commercial Paper as a short-term financing mechanism or capital purposes and the Commercial Paper is typically redeemed with long-term bonds.

         The State's outstanding general obligation debt (expressed in thousands) as of June 30, 2002 was $1,245,581. The State issued $150.6 million in tax-exempt and $13.48 million in taxable bonds during the fiscal year. More than half of the outstanding debt has been issued either for capital projects of two of the State's major Component Units--University of Tennessee and Tennessee Board of Regents--or provided to local governments as capital grants; assets acquired with this debt belong to those entities. The State has not issued bonds to fund infrastructure since 1976; infrastructure has been funded on a pay-as-you-go basis. The State's bond rating has slipped in recent years because the raters perceive an imbalance in the State's revenue producing structure. The State is rated "AA", "Aa2", and "AA" by Fitch, Moody's Investors Service, and Standard & Poor's Rating Group, respectively. Under current State statutes, the general obligation debt issuances are subject to an annual legal debt service limitation based on a pledged portion of certain current year revenues. As of June 30, 2002, the State's annual debt service limit of $512.464 million was well above the debt service required $142.075 million, with a legal debt service margin of $370.389 million.

         Each Tennessee Trust is susceptible to political, economic or regulatory factors affecting issuers of Tennessee municipal obligations (the "Tennessee Municipal Obligations"). These include the possible adverse effects of certain Tennessee constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Tennessee and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Tennessee or contained in Official Statements for various Tennessee Municipal Obligations.

TEXAS RISK FACTORS

         Economic Outlook. After adding jobs every year from 1988 through 2001, during which nonfarm employment in the state rose by nearly 50 percent, the state's employment fell by 38,900 or 0.4 percent, from November 2001 to November 2002. Most of this loss happened earlier in the year, as the total loss has been only 2,000 jobs since July 2002. The lion's share of the lost jobs was in the manufacturing sector (33,900), and the majority of these were in only a few industries. Electronic equipment, computers, and apparel (clustered mainly along the Texas-Mexico border) accounted for most of the jobs lost in 2002.

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         Texas continues to struggle with the economic slowdown that has plagued the entire U.S. economy for almost two years. The nation underwent a mild national recession during the first three quarters of calendar year 2001, and recovery has been on a rocky road since. Until recently, relatively strong consumer spending was the major factor helping the nation avoid a deeper recession, but this was mostly held afloat by vigorous automobile sales in response to low loan rates and other incentives. In recent months, consumer spending has surrendered to the general climate of slow wage and income growth.

         Still, Texas fared better than much of the nation in the downturn of 2001 and 2002. Thirty-one states, including eight of the ten largest states, lost jobs over the past year. Based on the rate of job change over the past year, Texas ranks fourth best amount the ten largest states. Among these large states, Florida grew the fastest, although with a lack-luster gain of only 0.6 percent.

         A sustained rise in consumer confidence has failed to materialize so far, where optimistic blips have been followed by declines, in the face of a job market that has yet to blossom. Through much of 2002, the economic slowdown did not stop consumer spending. Residential construction, in particular, was boosted by low mortgage rates to its best year since 1998. The real problems were, and are, a weak stock market, a plethora of corporate bookkeeping scandals, and a lack of business investment, which was clobbered by excessive purchases on information processing and other equipment during the 1990s. In Texas, the business investment downturn particularly hurt the state's once-booming firms producing computers, electronic components, telecommunications, and other high-tech products.

         During most of 2002, Texans established at least 6,000 new incorporations per month. The moving average of new incorporations from August through October of 2002 stood at 6,543 per month, up nearly 26 percent from a level of 5,208 a year earlier. New business incorporations do not necessarily indicate a strong economy, as the number says nothing about the impetus for the new incorporations (which may have been layoffs or problems with a previous business), and it also does not address the number of new startups that fail. Still, the ongoing entrepreneurial spirit of Texans is reflected in the large number of Texans taking on the challenges of a new business.

         On average, the Texas unemployment rate was higher year-to-year in 2002 than in 2001, but after rising steadily for nearly a year and a half, its monthly levels remained stable, at around 6.2 percent over the last 8 months of the year. Texas' unemployment had fallen for 8 years, from 7.7 percent in 1992 to 4.2 percent in 2000. After reaching a monthly low of 3.9 percent in December 2000, a weakening economy was exacerbated by terrorist attacks, and it soared upward precipitously until the spring of 2002, when it reached 6.2 percent. Since then, however, the unemployment rate has stabilized and remained mostly unchanged. With the worst of major job layoffs over, the statewide jobless rate may have peaked for this cycle, barring major unpredictable negative events.

         During the next two years, the Texas economy will gradually improve, but given the depth of the national and international slump and the characteristics of the markets, the process will be more gradual than is typical after economic downturns. The Comptroller's office predicts that real gross state product growth will edge upwards toward a more moderate 3.5 percent in 2003 and 4.2 percent in 2004. This compares to an average of 3.5 percent growth nationally during this period. With Texas' central Sunbelt location, relatively low costs, and sustained migration into the state, the State's gross product growth will continue to outperform the U.S. by nearly a half percentage point annually through 2005.

         Revenue and Expenditures. The 78th Legislature will have an estimated $54.1 billion available for general purpose spending in the 2004-05 biennium. This figure represents the sum of the 2002-03 ending balance, 2004-05 tax revenue, and 2004-05 non-tax receipts, less estimated transfers to the Economic Stabilization Fund and adjustments to general revenue-dedicated account balances.

         The estimated ending certification balance for 2002-03 will be negative $1.8 billion after setting aside a required $135 million transfer to the Economic Stabilization Fund (ESF).

         Transfers from state natural gas tax collections to the ESF should total $329 million over the three-year period 2003-05. As required by the Texas Constitution, estimated transfers to the ESF have been deducted from available revenues and balances. In addition to the transfer of $84 million from fiscal 2002 tax collections, this estimate anticipates that an additional $245 million will be transferred to the ESF in 2004-05. After the fiscal 2005 transfer, the ESF balance should approach $1.3 billion--the largest balance in state history.


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         Debt Management. The State of Texas issues both General Obligation bonds and Revenue bonds. Each issue of revenue bonds is designed to be self-supporting from a primary revenue source related to the program financed. Each series of revenue bonds is backed by the pledged revenue source and restricted funds specified in the bond resolution.

         During fiscal year 2002, Texas' state agencies and universities issued $3.5 billion in state bonds to finance new construction, housing, water conservation and treatment, and other projects. General obligation debt accounted for $812 million of state bonds issued in fiscal year 2002. This debt, which can only be authorized by a constitutional amendment, carries the full faith and credit of the state. The remaining $2.6 billion is due to new issuances of revenue bonds, which are serviced by the revenue flows of individual entity projects. Bonds retired were composed of $296 million in general obligation bonds and $311 million in revenue bonds during the year. Also, $36 million in general obligation bonds and $372 million in revenue bonds were refunded. The total outstanding debt of the state after new issuances, retirements, and refundings as of August 31, 2002, was $5.8 billion. An additional $5.1 billion is authorized but has not been issued. Total revenue bonds outstanding were $9.1 billion. An additional $3.4 billion was authorized but not issued. Note 5 shows the details on the state's long-term liabilities and Note 6 provides detail information on the state's bonds.

         Bond Ratings. As of June 2003, Texas general obligation bonds are rated "AA" by Standard & Poor's, "Aa1" by Moody's Investors Service and "AA+" by Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local Texas issuers may be unrelated to the creditworthiness of obligations issued by the State of Texas, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

         Each Texas Trust is susceptible to political, economic or regulatory factors affecting issuers of Texas municipal obligations (the "Texas Municipal Obligations"). These include the possible adverse effects of certain Texas constitutional amendments, legislative measures, voter initiatives and other matters. The information provided is only a brief summary of the complex factors affecting the financial situation in Texas and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Texas or contained in Official Statements for various Texas Municipal Obligations.

VIRGINIA RISK FACTORS

         Economic Outlook. Virginia is a leader in telecommunications, semiconductors, microelectronics, information technology, medical research and biotechnology, and chemical synthesis research. Additionally, Dulles International Airport and the Hampton Roads ports are important factors in the State's increasing role as a major exporter. The State's exports accounted for about 5% of Virginia's Gross State Product (GSP). Canada and Japan are its most important trade partners, followed by Belgium, South Korea, Germany and Mexico.

         Employment. In FY 2002, Virginia's nonfarm payroll employment fell by 35,100, a 1% decline. This was in sharp contrast to an average annual gain of 88, 400 in the preceding four years. Over three-fifths of the FY 2002 decline was in manufacturing, with declines in most industries. The heaviest losses were in electronics, furniture and textiles. The drop in employment was shared by nearly all areas of the state. The metropolitan statistical areas, which account for four-fifths of total state employment, experienced a 20,600 drop in payroll employment.

         Virginia's unemployment rate for fiscal year 2002 was 4.1%, moderate by national standards, but sharply higher than in the previous year when it was only 2.6%. In June 2002 when statewide unemployment totaled 164,300 (not seasonally adjusted), about three out of five unemployed workers were located in the state's three major metropolitan areas (Northern Virginia, Hampton Roads and Richmond-Petersburg.

         Revenues and Expenditures. Virginia uses a cash basis of accounting for budgetary purposes. Revenues and expenditures are recorded at the time cash is actually received or disbursed according to the provisions of the Appropriation Act. The Commonwealth's total revenue is comprised of two major resources: the general fund and non-general funds.

         Total revenue for FY 2002 was $11,563,535 (in thousands). General Fund revenues are derived from direct general taxes paid by citizens and businesses in Virginia. Because general fund revenues can be used for a variety of government programs, these are the funds that the Governor and the General Assembly have the most discretion to spend.

         Non-general funds consist of funds earmarked by law for specific purposes. For example, motor vehicle and gasoline taxes must pay for transportation programs, student tuition and fees must support higher education, and federal grants are designated for specific activities.

         Total expenditures for FY 2002 were $12,124,673 (in thousands). The Commonwealth of Virginia has historically operated on a fiscally conservative basis and is required by its Constitution to have a balanced biennial budget.

         Debt Administration. Virginia is one of nine states with a "triple A" bond rating for general obligation debt from the three rating agencies: Moody's Investors Service, Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. and Fitch.

         Total debt of Virginia as of June 30, 2002 was $17.4 billion, up from $14.7 billion as of June 30, 2001. Of that amount, $4.9 billion (28%) was tax-supported debt. Debt is considered tax-supported if State tax revenues are used or pledged for debt service payments. Outstanding general obligation debt backed by the full faith and credit of Virginia totaled $955.759 million as of June 30, 2002.

         Risk Management. The Commonwealth maintains self-insurance programs for employee health, general (tort) liability, medical malpractice, workers' compensation, property, and automobile liability insurance. These are reported in the Internal Service Funds. The Commonwealth assumes the full risk for claims filed under the employee health insurance program and the workers' compensation program. For the other programs, the risk assumed is limited to certain amounts per occurrence. The Commonwealth also provides employee health, errors and omissions liability, commuter rail liability, and law enforcement professional liability insurance for local governmental units throughout the Commonwealth. These programs are accounted for in the Enterprise Funds.

         Each Virginia Trust is susceptible to political, economic or regulatory factors affecting issuers of Virginia municipal obligations (the "Virginia Municipal Obligations"). These include the possible adverse effects of certain Virginia constitutional amendments, legislative measures, voter initiatives and other matters that are described. The information provided is only a brief summary of the complex factors affecting the financial situation in Virginia and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any of the preceding information. It is based in part on information obtained from various State and local agencies in Virginia or contained in Official Statements for various Virginia Municipal Obligations.

Tax-Free Unit Trust


Series 899


Massachusetts Insured Trust 142                        26,422.800 Units
New York Insured Trust 260                             23,021.423 Units

Prospectus - Part Two
 Revision Date March  1, 2004

Note: This Prospectus Part Two may not be distributed unless accompanied by Part One.

Currently Offered at Public Offering Price plus interest accrued to the date of settlement. Minimum purchase - either $5,000 or 50 Units, whichever is less.

THE UNITS of fractional undivided interest in the Nuveen Tax-Free Unit Trust being offered hereby are issued and outstanding Units that have been purchased by dealers in the open market. The price paid in each instance was not less than the Redemption Price determined as provided in Part One under the caption "Redemption." The Units are being offered at the Public Offering Price computed in the manner described in Part One under the caption "Public Offering Price." Any profit or loss resulting from the sale of Units will accrue to such dealers and no proceeds from the sale will be received by the Trust.


THE NUVEEN TAX-FREE UNIT TRUST consists of a number of underlying separate unit investment trusts, each of which contains a diversified portfolio of interest-bearing obligations issued by or on behalf of the states (or in the case of State Trusts, primarily by or on behalf of the State for which such State Trust is named) and counties, municipalities, authorities and political subdivisions thereof, the interest on which is, in the opinion of bond counsel to each issuer, exempt from all Federal income tax and, in the case of a State Trust, from State income taxes in the State for which such State Trust is named. All Bonds in each Trust were rated in the category "A" or better by Fitch, Standard & Poor's and/or Moody's on the Date of Deposit ("BBB" or "Baa", respectively, or better by such services in the case of National Traditional Trust 76 and earlier National Traditional Trusts). Current ratings, if any, on Bonds in a Trust are set forth in the Schedule of Investments for such Trust herein.


FOR FURTHER INFORMATION about the operation and the composition of the Trusts, including risk factors, public offering price, operating expenses, tax status and unit value and evaluation, please consult Part One of the Prospectus.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                                 ESSENTIAL INFORMATION REGARDING THE TRUST(S)
                                           As Of December 31, 2003
                          Sponsor and Evaluator.......Nuveen Investments, LLC
                          Trustee.................JPMorgan Chase Bank
The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions.  Unitholders choosing distributions quarterly or semi-annually will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plans.

                                                                          Massachusetts      New York Insured
                                                                        Insured Trust 142       Trust 260
---------------------------------------------------------------------  ------------------  ------------------

Principal Amount of Bonds in Trust...................................   $    2,595,000      $    2,210,000
Number of Units......................................................       26,066.800          21,902.423
Fractional Undivided Interest in
  Trust Per Unit.....................................................   1/  26,066.800      1/  21,902.423
Public Offering Price ---
  Less than 1,000 Units
    Aggregate Bid Price of Bonds in Trust............................   $    2,673,773      $    2,323,946
    Plus Sales Charge <F1>...........................................   $       41,514      $       49,863
      Total..........................................................   $    2,715,287      $    2,373,809
    Divided by Number of Units.......................................   $    104.17         $    108.38
    Plus Cash Per Unit <F2>..........................................   $      0.01         $      0.01
    Public Offering Price Per Unit <F3>..............................   $    104.18         $    108.39
Redemption Price Per Unit (exclusive of
  accrued interest)..................................................   $    102.59         $    106.11
Excess of Public Offering Price Per Unit
  over Redemption Price Per Unit.....................................   $      1.59         $      2.28
    Par Value Per Unit <F4>..........................................   $     99.76         $    101.60
Calculation of Net Annual Interest Income
  Per Unit
    Annual Interest Income...........................................   $      5.2858       $      5.3403
    Less Estimated Annual Expense....................................   $      0.2503       $      0.2709
    Net Annual Interest Income.......................................   $      5.0355       $      5.0694
Daily Rate of Accrual Per Unit.......................................   $      0.01399      $      0.01408
Trustee's Annual Fee per $1000 principal (6).........................   $      1.2526       $      1.2977
Estimated Current Return <F5>........................................          4.83%               4.68%
Estimated Long Term Return <F5>......................................          3.70%               2.06%
   Evaluations for purpose of sale, purchase or redemption of Units are made as of the close of trading on the New York Stock
Exchange.

-------------------------------------------------------------------------------------------------------------
<F1>
(1)      See "Public Offering Price" in Part One for the method by which the sales charge is calculated.
<F2>
(2)   This amount represents cash held by the Trust (or an advancement of cash to the Trust by the Trustee) which may amount to less than $.01 per Unit and is added to (or deducted from) the Public Offering Price.
<F3>
(3)   Units are offered at the Public Offering Price plus accrued interest to the date of settlement (three business days after purchase).  On the above date there was added to the Public Offering Price of the Massachusetts Insured
Trust 142 and New York Insured Trust 260, respectively, $104.18 and $108.39, accrued interest to the settlement date of $.12 and $.12, for a total price of
$104.30 and $108.51, respectively.
<F4>
(4)   Par value per Unit is each Unit's pro rata share of aggregate principal amount of Bonds in the Trust adjusted to reflect cash, if any, held in or advanced to the Principal Account.
<F5>
(5)   See "Estimated Long Term Return and Estimated Current Return" in Part
One for an explanation of these returns.
<F6>
(6)   The Trustee's Annual Fee per $1000 principal amount of Bonds set forth above is calculated for Unitholders electing the monthly plan of distribution.
The Trustee's Annual Fee per $1000 principal amount of Bonds for Massachusetts
Insured Trust 142 and New York Insured Trust 260 will be $0.9326 and $0.9777, respectively, under the quarterly distribution option and $0.7426 and $0.7877, respectively, under the semi-annual distribution option.



      PAGE   4


                               Essential Information Regarding the Trust(s) on
                                         Date of Deposit (Continued)

General Information

Record Dates ................................................  See "Distributions to Unitholders" in Part One
Distribution Dates ..........................................  See "Distributions to Unitholders" in Part One
Minimum Principal Distribution .............................................................  $0.10 per Unit.
Date Trust Established .....................................................................  November 8,1996
Mandatory Termination Date ..................  See "Other Information - Termination of Indenture" in Part One
Minimum Value of Trust ......................  See "Other Information - Termination of Indenture" in Part One
Sponsor's Annual Evaluation Fee .................................  $0.196 per $1000 principal amount of Bonds


                            NUVEEN TAX-FREE UNIT TRUST
                         MASSACHUSETTS INSURED TRUST 142
                                   (Series 899)

                             Statement of Net Assets
                                 October 31, 2003

Assets:
     Investments in municipal securities,
       at market value (Cost $2,522,034) (Note 1) ............... $   2,702,658
     Accrued interest receivable ................................        46,143
                                                                  --------------

               Total assets ..................................... $   2,748,801
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      11,514
     Accrued trustee and evaluator fees .........................           815
                                                                  --------------

               Total liabilities ................................ $      12,329
                                                                  --------------

               Net assets, applicable to 26,423 units of
                 fractional undivided interest outstanding ...... $   2,736,472
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 35,000 units sold ............ $   3,505,074
       Less initial underwriting commission (Note 1) ............  (    171,734)
                                                                  --------------
                                                                  $   3,333,340
     Less cost of 8,577 units redeemed ..........................  (    841,137)
                                                                  --------------
                                                                  $   2,492,203
     Undistributed net investment income ........................        33,865
     Unrealized appreciation (depreciation) of investments ......       180,624
     Accumulated net realized gain (loss) from
       investment transactions ..................................        29,780
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   2,736,472
                                                                  ==============

Net asset value per unit:
                                                           Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest          Total
     Monthly..................      14,029       $     102.28  $         .51   $       102.79
     Quarterly................       4,755             102.28           1.36           103.64
     Semi-Annual..............       7,639             102.28           2.64           104.92
                                ---------------

     Overall..................      26,423                                     $       103.56
                                ===============                                ==============

See accompanying notes to financial statements.
Unit amounts are rounded to the nearest whole unit.


                                         NUVEEN TAX-FREE UNIT TRUST
                                      MASSACHUSETTS INSURED TRUST 142
                                                (Series 899)

                             Statements of Operations and Changes in Net Assets


                                                                      Year Ended October 31,
                                                       ----------------------------------------------------
                                                             2003              2002              2001
                                                       ----------------  ----------------  ----------------
Statements of Operations


Investment income (Note 1):
  Interest income ...................................  $       143,750   $       149,877   $       154,895
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         5,595   $         5,271   $         6,258
    Evaluator fees ..................................              533               557               519
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         6,128   $         5,828   $         6,777
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       137,622   $       144,049   $       148,118
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $         9,398   $        14,872   $         1,504
    Net change in unrealized appreciation or
      depreciation of investments ...................            2,672             2,961           169,391
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $        12,070   $        17,833   $       170,895
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       149,692   $       161,882   $       319,013
                                                       ================  ================  ================


Statements of Changes in Net Assets
Operations:
  Net investment income .............................  $       137,622   $       144,049   $       148,118
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................            9,398            14,872             1,504
  Net change in unrealized appreciation or
    depreciation of investments .....................            2,672             2,961           169,391
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       149,692   $       161,882   $       319,013
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      137,051)  $(      146,116)  $(      148,698)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      137,051)  $(      146,116)  $(      148,698)
                                                       ----------------  ----------------  ----------------

Redemption of 942, 1,744 and
    1,031 units, respectively .......................  $(       96,018)  $(      176,557)  $(       99,997)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(       83,377)  $(      160,791)  $        70,318

Net assets at beginning of year .....................        2,819,849         2,980,640         2,910,322
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $33,865,$33,294 and $35,362,respectively) ..........  $     2,736,472   $     2,819,849   $     2,980,640
                                                       ================  ================  ================


See accompanying notes to financial statements.
Unit amounts are rounded to the nearest whole unit.

                                NUVEEN TAX-FREE UNIT TRUST
                             MASSACHUSETTS INSURED TRUST 142
                                       (Series 899)

                                Financial Highlights Table


                                                             Year Ended October 31,
                                                       ----------------------------------
                                                             2003              2002
                                                       ----------------  ----------------




Net asset value, beginning of period ................  $        103.05   $        102.40
                                                       ----------------  ----------------




Income from investment operations:
    Net investment income ...........................  $          5.12   $          5.26
    Net realized and unrealized gains/(losses)
    on investment transactions ......................             0.49              0.73
                                                       ----------------  ----------------

Total from investment operations ....................  $          5.61   $          5.99
                                                       ----------------  ----------------


Distributions to unitholders ........................   (         5.10)   (         5.34)


Net asset value, end of period ......................  $        103.56   $        103.05
                                                       ================  ================


Total Return for the period .........................             5.44%             5.85%

Ratio to average net assets:
    Net investment income ...........................             4.95%             4.97%
    Expenses ........................................             0.22%             0.20%

See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                  MASSACHUSETTS INSURED TRUST 142
                                                            (Series 899)

                                                      Schedule of Investments
                                                          October 31, 2003

                                                                                              Ratings(unaudited)  Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(6)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    315,000        Massachusetts Bay Transportation Authority, General  2006 at 101         AAA        Aaa     $    323,036
                     Transportation System Bonds, 1996 Series B,
                     (General Obligation Bonds.) 5.250% Due 3/1/2020.
                     (Original issue discount bonds delivered on or
                     about October 28, 1996 at a price of 94.223% of
                     principal amount.)

     525,000        Massachusetts Health and Educational Facilities      2005 at 101         AAA        Aaa          538,435
                     Authority, Revenue Bonds, Mary Hitchcock Memorial
                     Hospital Obligated Group (Cooley Dickinson
                     Hospital Issue), Series B, 5.500% Due 11/15/2025.

     500,000        Massachusetts Health and Educational Facilities      2006 at 101         AAA        Aaa          516,330
                     Authority, Revenue Bonds, Williams College Issue,
                     Series F, 5.500% Due 7/1/2026. (Original issue
                     discount bonds delivered on or about June 20, 1996
                     at a price of 92.945% of principal amount.)

     365,000        Massachusetts Industrial Finance Agency, Revenue     2006 at 102         AAA        Aaa          381,783
                     Bonds (College of the Holy Cross-1996 Issue),
                     5.500% Due 3/1/2020.

     245,000        Massachusetts Municipal Wholesale Electric Company,  2004 at 102         AAA        Aaa          255,706
                     Power Supply System Revenue Bonds, 1994 Series B,
                     5.000% Due 7/1/2017. (Escrow Secured To Optional
                     Redemption Date.)

     250,000        Massachusetts Water Resources Authority, General     2004 at 100         AAA        Aaa          247,147
                     Revenue Bonds, 1993 Series C, 4.750% Due
                     12/1/2023. (Original issue discount bonds
                     delivered on or about December 2, 1993 at a price
                     of 86.421% of principal amount.)

     430,000        South Essex Sewerage District, Massachusetts,        2006 at 102         AAA        Aaa          440,221
                     General Obligation Sewer Bonds, 1996 Series A,
                     5.250% Due 6/15/2024.

------------                                                                                                    ------------
$  2,630,000                                                                                                    $  2,702,658
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.



      PAGE   9


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                  MASSACHUSETTS INSURED TRUST 142
                                                            (Series 899)

Schedule of Investments
                                                          October 31, 2003



------------------------------------------------------------------------------------------------------------------------------------
Two Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof.  Payment of principal and interest on one Bond(s) in the Trust is secured by funds or securities deposited in escrow.  The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes.  The sources of payment for these remaining issues in the Trust are divided as follows: Education Revenue,
2; Health Care Facility Revenue,  1; Water And/or Sewer Revenue,  1 .

Approximately 33% and 20% of the aggregate principal amount of Bonds in the Trust consist of obligations of issuers whose revenues are derived from the sale or service of Education Revenue and Health Care Facility Revenue, respectively.

Approximately 40% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. The current value of an original issue discount bond reflects the present value of
its face amount at maturity.   In a stable interest rate environment, the
market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  The original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

Seven issue(s) in the Trust were rated by Standard & Poor's Corporation as follows: 7--AAA. Seven issue(s) were rated by Moody's Investors Service, Inc.
as follows: 7--Aaa. The Bond Portfolio consists of 7 obligations issued by entities located in Massachusetts.


                            NUVEEN TAX-FREE UNIT TRUST
                            NEW YORK INSURED TRUST 260
                                   (Series 899)

                             Statement of Net Assets
                                 October 31, 2003

Assets:
     Investments in municipal securities,
       at market value (Cost $2,202,272) (Note 1) ............... $   2,438,158
     Accrued interest receivable ................................        37,010
                                                                  --------------

               Total assets ..................................... $   2,475,168
                                                                  --------------

Liabilities:
     Advance from Trustee ....................................... $      13,429
     Accrued trustee and evaluator fees .........................           636
                                                                  --------------

               Total liabilities ................................ $      14,065
                                                                  --------------

               Net assets, applicable to 23,021 units of
                 fractional undivided interest outstanding ...... $   2,461,103
                                                                  ==============

Net assets, represented by:
     Cost to original investors of 35,000 units sold ............ $   3,532,563
       Less initial underwriting commission (Note 1) ............  (    173,081)
                                                                  --------------
                                                                  $   3,359,482
     Less cost of 11,979 units redeemed .........................  (  1,176,953)
                                                                  --------------
                                                                  $   2,182,529
     Undistributed net investment income ........................        20,226
     Unrealized appreciation (depreciation) of investments ......       235,886
     Accumulated net realized gain (loss) from
       investment transactions ..................................        22,462
     Principal distributions to unitholders of proceeds
       from investment transactions .............................             0
                                                                  --------------
                                                                  $   2,461,103
                                                                  ==============

Net asset value per unit:
                                                           Net Asset Value Per Unit
                                                    Before
             Type of                 Units         Accrued        Accrued
        Income Distribution       Outstanding      Interest       Interest          Total
     Monthly..................      18,679       $     106.03  $         .52   $       106.55
     Quarterly................         822             106.03           1.37           107.40
     Semi-Annual..............       3,520             106.03           2.67           108.70
                                ---------------

     Overall..................      23,021                                     $       106.91
                                ===============                                ==============

See accompanying notes to financial statements.
Unit amounts are rounded to the nearest whole unit.


                                         NUVEEN TAX-FREE UNIT TRUST
                                         NEW YORK INSURED TRUST 260
                                                (Series 899)

                             Statements of Operations and Changes in Net Assets


                                                                      Year Ended October 31,
                                                       ----------------------------------------------------
                                                             2003              2002              2001
                                                       ----------------  ----------------  ----------------
Statements of Operations


Investment income (Note 1):
  Interest income ...................................  $       129,244   $       133,509   $       140,652
                                                       ----------------  ----------------  ----------------

  Expenses (Note 3):
    Trustee fees and expenses .......................  $         5,732   $         5,324   $         6,315
    Evaluator fees ..................................              478               493               467
                                                       ----------------  ----------------  ----------------

        Total expenses ..............................  $         6,210   $         5,817   $         6,782
                                                       ----------------  ----------------  ----------------

            Net investment income ...................  $       123,034   $       127,692   $       133,870
                                                       ----------------  ----------------  ----------------

Realized and unrealized gain (loss) on investments
  (Note 1):
    Net realized gain (loss) from investment
      transactions ..................................  $        16,003   $         6,768   $         1,581
    Net change in unrealized appreciation or
      depreciation of investments ...................           17,237            85,822           107,907
                                                       ----------------  ----------------  ----------------

            Net gain (loss) on investments ..........  $        33,240   $        92,590   $       109,488
                                                       ----------------  ----------------  ----------------

Net increase (decrease) in net assets
    from operations .................................  $       156,274   $       220,282   $       243,358
                                                       ================  ================  ================


Statements of Changes in Net Assets
Operations:
  Net investment income .............................  $       123,034   $       127,692   $       133,870
  Net realized gain (loss) from investment
    transactions (Note 1) ...........................           16,003             6,768             1,581
  Net change in unrealized appreciation or
    depreciation of investments .....................           17,237            85,822           107,907
                                                       ----------------  ----------------  ----------------

      Net increase (decrease) in net assets
        from operations .............................  $       156,274   $       220,282   $       243,358
                                                       ----------------  ----------------  ----------------

Distributions to unitholders from:
  Net investment income .............................  $(      122,990)  $(      128,686)  $(      134,526)
  Proceeds from investment transactions .............                0                 0                 0
                                                       ----------------  ----------------  ----------------

      Total distributions to unitholders ............  $(      122,990)  $(      128,686)  $(      134,526)
                                                       ----------------  ----------------  ----------------

Redemption of 1,548, 1,389 and
    295 units, respectively .........................  $(      164,452)  $(      139,450)  $(       29,566)
                                                       ----------------  ----------------  ----------------

Total increase (decrease) in net assets .............  $(      131,168)  $(       47,854)  $        79,266

Net assets at beginning of year .....................        2,592,271         2,640,125         2,560,859
                                                       ----------------  ----------------  ----------------
Net assets at end of year (including
  undistributed net investment income of
 $20,226,$20,183 and $21,176,respectively) ..........  $     2,461,103   $     2,592,271   $     2,640,125
                                                       ================  ================  ================


See accompanying notes to financial statements.
Unit amounts are rounded to the nearest whole unit.

                                NUVEEN TAX-FREE UNIT TRUST
                                NEW YORK INSURED TRUST 260
                                       (Series 899)

                                Financial Highlights Table


                                                             Year Ended October 31,
                                                       ----------------------------------
                                                             2003              2002
                                                       ----------------  ----------------




Net asset value, beginning of period ................  $        105.51   $        101.71
                                                       ----------------  ----------------




Income from investment operations:
    Net investment income ...........................  $          5.17   $          5.20
    Net realized and unrealized gains/(losses)
    on investment transactions ......................             1.40              3.84
                                                       ----------------  ----------------

Total from investment operations ....................  $          6.57   $          9.04
                                                       ----------------  ----------------


Distributions to unitholders ........................   (         5.17)   (         5.24)


Net asset value, end of period ......................  $        106.91   $        105.51
                                                       ================  ================


Total Return for the period .........................             6.23%             8.89%

Ratio to average net assets:
    Net investment income ...........................             4.87%             4.88%
    Expenses ........................................             0.25%             0.22%

See accompanying notes to financial statements.



                                                     NUVEEN TAX-FREE UNIT TRUST
                                                     NEW YORK INSURED TRUST 260
                                                            (Series 899)

                                                      Schedule of Investments
                                                          October 31, 2003

                                                                                              Ratings(unaudited)  Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(6)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    390,000        New York State General Obligation Refunding Bonds,   2006 at 101         AAA        Aaa     $    403,899
                     Series 1996A, 5.500% Due 7/15/2024.

     305,000        Dormitory Authority of the State of New York, State  2006 at 102         AAA        Aaa          339,651
                     University Educational Facilities, Revenue Bonds,
                     Series 1996, 5.500% Due 5/15/2026. (Original issue
                     discount bonds delivered on or about October 24,
                     1996 at a price of 91.750% of principal amount.)
                     (Escrow Secured To Optional Redemption Date.)

     355,000        New York State Energy Research and Development       2006 at 102         AAA        Aaa          370,180
                     Authority, Gas Facilities Revenue Bonds, 1996
                     Series (The Brooklyn Union Gas Company Project),
                     5.500% Due 1/1/2021.

       5,000        New York State Housing Finance Agency, Service       2006 at 102         AAA        Aaa            5,347
                     Contract Obligation Revenue Bonds, 1996 Series A,
                     6.000% Due 3/15/2026.

     195,000        New York State Housing Finance Agency, Service       2006 at 102         AAA        Aaa          221,838
                     Contract Obligation Revenue Bonds, 1996 Series A,
                     6.000% Due 3/15/2026. (Escrow Secured To Optional
                     Redemption Date.)

      20,000        Dormitory Authority of the State of New York, City   2006 at 102         AAA        Aaa           22,582
                     University System Consolidated Third General
                     Resolution Bonds, 1996 Series 2, 6.000% Due
                     7/1/2026. (Escrow Secured To Optional Redemption
                     Date.)

     110,000        Metropolitan Transportation Authority (New York),    2007 at 101         AAA        Aaa          125,063
                     Dedicated Tax Fund Bonds, Series 1996A, 5.250% Due
                     4/1/2021. (Original issue discount bonds delivered
                     on or about October 29, 1996 at a price of 94.101%
                     of principal amount.) (Escrow Secured To Optional
                     Redemption Date.)

     445,000        New York City (New York), Municipal Water Finance    2006 at 101         AAA        Aaa          495,450
                     Authority, Water and Sewer System Revenue Bonds,
                     Fiscal 1996 Series B, (Crossover Refunded.) 5.750%
                     Due 6/15/2026. (Original issue discount bonds
                     delivered on or about May 16, 1996 at a price of
                     93.892% of principal amount.)


      PAGE  14


                                                     NUVEEN TAX-FREE UNIT TRUST
                                                     NEW YORK INSURED TRUST 260
                                                            (Series 899)

Schedule of Investments
                                                          October 31, 2003

                                                                                              Ratings(unaudited)  Carrying
                                                                           Optional           ----------            Value
                                                                          Redemption      Standard                at Market
Principal                     Name of Issuer and Title of Issue          Provisions(6)    & Poor's   Moody's    (Bid Prices)
------------        ---------------------------------------------------  -------------    ---------- ---------- ------------

$    150,000        Triborough Bridge and Tunnel Authority (New York),   No Optional Call    AAA        Aaa     $     85,930
                     General Purpose Revenue Bonds, Series 1993B,
                     0.000% Due 1/1/2017. (Original issue discount
                     bonds delivered on or about November 9, 1993 at a
                     price of 28.486% of principal amount.) (Escrow
                     Secured.)

     320,000        The City of New York, New York, General Obligation   2006 at 101.5       AAA        Aaa          339,984
                     Bonds, Fiscal 1997 Series B, 6.000% Due 8/15/2026.

      25,000        The City of New York, New York, General Obligation   2006 at 101.5       AAA        Aaa           28,234
                     Bonds, Fiscal 1997 Series B, 6.000% Due 8/15/2026.
                     (Escrow Secured To Optional Redemption Date.)

------------                                                                                                    ------------
$  2,320,000                                                                                                    $  2,438,158
============                                                                                                    ============

------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

Two Bonds in the Trust are general obligations of the governmental entities issuing them and are backed by the taxing power thereof. Payment of principal and interest on six Bond(s) in the Trust is secured by funds or securities deposited in escrow. The remaining issues are payable as to principal and interest from the income of a specific project or authority and are not supported by the issuers' power to levy taxes. The sources of payment for these remaining issues in the Trust are divided as follows: Utilities, 1;
Municipal Lease Revenue,  1; Water And/or Sewer Revenue,  1 .

Approximately 44% of the principal amount of the Bonds in the Trust are original issue discount bonds.  These Bonds were issued with nominal interest rates less than the rates then offered by comparable securities and as a consequence were originally sold at a discount from their face, or par values.
The original issue discount, the difference between the initial purchase price and face value, is deemed under current law to accrue on a daily basis and the accrued portion is treated as tax-free interest income for federal income tax purposes.  On sale or redemption, gain, if any, realized in excess of the earned portion of original issue discount will be taxable as capital gain. The current value of an original issue discount bond reflects the present value of
its face amount at maturity.   In a stable interest rate environment, the
market value of an original issue discount bond would tend to increase more slowly in early years and in greater increments as the bond approached maturity.  The original issue discount bonds may be subject to redemption at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium.  Pursuant to such call provisions an original issue discount bond may be called prior to its maturity date at a price less than its face value.

Eleven issue(s) in the Trust were rated by Standard & Poor's Corporation as follows: 11--AAA. Eleven issue(s) were rated by Moody's Investors Service, Inc. as follows: 11--Aaa. The Bond Portfolio consists of 11 obligations issued by entities located in New York.

Notes To Financial Statements


1.  Summary of Significant Accounting Policies:
     The Trustee is responsible for maintaining the books and records of each Trust on a cash basis and for safekeeping securities owned by each Trust. The Sponsor is responsible for preparation of the financial statements on an accrual basis in accordance with accounting principles generally accepted in the United States of America based upon the books and records provided by the Trustee. The following is a summary of the significant accounting policies followed by each Trust.
     Organizational Costs - From Series 814 to Series 1100, each Trust (and therefore the Unitholders of such Trusts) will bear a portion of the estimated organizational costs which will be or have been deferred and amortized over a five-year period from the Initial Date of Deposit. Each Trust deposited after Series 1100 will pay organizational costs (which are not amortized) as of the earlier of six months after the Initial Date of Deposit or the end of the initial offering period.
     Security Valuation - Tax-Free Bonds are reflected at market value in the accompanying statement of net assets. The Sponsor determines the market price of the Bonds in each Trust (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers (including the Sponsor) who customarily deal in bonds comparable to those held by the Trust, (2) if bid prices are not available for any of the Bonds, on the basis of bid prices for comparable bonds, (3) by causing the value of the Bonds to be determined by others engaged in the practice of evaluating, quoting or appraising comparable bonds, or (4) by any combination of the above.
     Unit Valuation - On the Date of Deposit, the Public Offering Price of Units was determined by adding a sales charge to the Trustee's determination of the offering price of the Bonds. The value of Units offered in the secondary market maintained by the Sponsor is based upon the pro rata share of the bid price of the Bonds, plus the applicable sales charge that is based on the number of years remaining to the maturity of each Bond and adjusted for cash, if any, held or owed by such Trust.
     The initial underwriting commission and investors' original cost of Units, as shown on the statement of net assets, are based upon the assumption that the maximum sales commission was charged for each initial purchase of Units.
     Income and Expenses - Income and expenses are recognized on the accrual basis of accounting. Gains and losses from Bond transactions are determined on a specific identification basis.
 2.  Income Tax Status:
     Each Trust is not an association taxable as a corporation for Federal income tax purposes, and, therefore, has recorded no provision for Federal income taxes. Each unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, subchapter J of Chapter 1 of the Internal Revenue Code of 1986 and will have a taxable event each time the Trust disposes of a bond.
 3.  Operating Expenses:
     The Trustee receives for ordinary recurring services an annual fee for each plan of distribution for each Trust (the "Trustee Fees"). Each Trust also pays a fee to the Sponsor for regularly evaluating the Bonds in the Trust and maintaining surveillance over the Bonds in each Trust (the "Evaluator Fees"). The Trustee Fees and Evaluator Fees are based on the principal amount of the Bonds in the Trust. The Trust also pays certain operating expenses, including financial reporting costs.
 4.  Use of Estimates:
     The preparation of each Trust's financial statements in conformity with accounting principles generally accepted in the United States of America requires the Sponsor to make estimates and assumptions that affect the reported amounts of assets and liabilities, and the disclosure of contingent assets and liablities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
 5.  Financial Highlights Table:
     The Financial Highlights table is intended to facilitate the understanding of each Trust's financial performance for the the period(s) indicated on the face of the financial highlights table. The Net Realized and Unrealized Gains/(Losses) on Investment Transactions includes the average gain/loss on redemptions. Total Return is calculated as the percentage of Total Income from Investment Operations and the beginning Net Asset Value per unit. The per unit operating performance and ratios are computed based upon the average units outstanding and average net assets, respectively, for the period(s) indicated on the face of the financial highlights tables. The Total Return and ratios are not shown on an annualized basis if a period on the face of the financial highlights table is less than a year.
 6.  Investments:
     The Bonds are first subject to optional redemption in the years, and at the prices shown. Unless otherwise indicated, the Bonds, except for Bonds issued at a substantial original issue discount, are redeemable at declining prices (but not below par value) in subsequent years. Original issue discount bonds are generally redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption plus, if applicable, some premium, the amount of which will decline in subsequent years. The Bonds may also be subject to sinking fund redemption without premium prior to the dates shown.
     Certain Bonds may be subject to redemption without premium prior to the date shown pursuant to special or mandatory call provisions; for example, if bond proceeds are not able to be used as contemplated, the project is condemned or sold, or the project is destroyed and insurance proceeds are used to redeem the bonds. Single family mortgage revenue bonds and housing obligation bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.
     The Trustee's determination of the offering price of Bonds in the Trust may be greater or less than the amounts that may be received upon redemption or maturity of such Bonds. Subject to rules concerning amortization of bond premium and of original issue discount, gain or loss realized by the Trustee on disposition of any Bonds will be recognized as taxable capital gain or loss by Unitholders.
     The ratings shown, which are not covered by the Report of Independent Auditors, are those assigned as of the date of the Schedule of Investments. Any Bonds insured by MBIA, FGIC, AMBAC or FSA, for which a rating is available, are rated AAA by Standard & Poor's Corporation and/or Aaa by Moody's Investors Service, Inc.

                REPORT OF INDEPENDENT AUDITORS



To the Board of Directors of Nuveen Investments, LLC and Unitholders of Nuveen Tax-Free Unit Trust, Series 899:


We have audited the accompanying statements of net assets and schedules of investments of Nuveen Tax-Free Unit Trust, Series 899 (comprising, Massachusetts Insured Trust 142 and New York Insured Trust 260), as of October 31, 2003 and the related statements of operations, changes in net assets and financial highlights for each of the periods in the two year period then ended. These financial statements and financial highlights are the responsibility of the Sponsor. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of operations and changes in net assets for the period ended October 31, 2001, were audited by other auditors who have ceased operations and whose report dated February 15, 2002, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the trusts constituting the Nuveen Tax-Free Unit Trust, Series 899, as of October 31, 2003, the results of their operations, changes in their net assets and their financial highlights for each of the periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP




Chicago, Illinois
February 17, 2004

Prospectus

Part Two must be accompanied by Part One


Sponsor                      Nuveen Investments, LLC
                              333 West Wacker Drive
                              Chicago, Illinois 60606-1286
                              312.917.7700


Trustee                      JPMorgan Chase Bank
                              14201 Dallas Parkway
                              Dallas, Texas 75254-2917
                              800.257.8787


Legal Counsel                Chapman and Cutler LLP
                              111 West Monroe Street
                              Chicago, Illinois  60603-4080


Legal Counsel                Carter, Ledyard & Milburn
 to Trustee                   2 Wall Street
                              New York, New York  10005-2072


Independent                  Deloitte & Touche LLP
 Auditors                     180 North Stetson Avenue
 for the Trust                Chicago, Illinois  60601-6779



This Prospectus does not contain complete information about the Trust filed with the Securities and Exchange Commission in Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940.

More information about the Trust, including the code of ethics adopted by the Sponsor and the Nuveen Tax-Free Unit Trusts, can be found in the Commission's Public Reference Room. Information about the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Portfolio information is also available on the EDGAR Database on the Commission's website at http://www.sec.gov, or may be obtained at prescribed rates by sending an e-mail request to publicinfo@sec.gov or by writing to the Commission's Public Reference Section at 450 Fifth Street NW, Washington D.C. 20549-0102.

No person is authorized to give any information or representations about a Trust not contained in this Prospectus or the Information Supplement, and you should not rely on any other information.

                              Signatures


     Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment of its Registration Statement pursuant to Rule 485(B) under the Securities Act of 1933 and has duly caused this post-effective amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Chicago and state of Illinois on February 24, 2004.

                                      Nuveen Tax-Free Unit Trust,
                                       Series 899


                                      by /s/ Gifford R. Zimmerman

                                              Managing Director



                                       by /s/ Jessica Droeger

                                              Vice President and
                                              Assistant Secretary


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

         Signatures                 *Title                        Date


Timothy R. Schwertfeger      Chairman, Board of Directors, Chief
                              Executive Officer and Director


John P. Amboian              President and Director


Margaret E. Wilson           Vice President and Controller



                                                 /s/ Gifford R. Zimmerman
                                                      Gifford R. Zimmerman
                                                      Attorney-in-Fact**
                                                      February 24, 2004


     *The titles of the persons named herein represent their capacity in and relationship to Nuveen Investments, LLC, The Depositor.

    **The powers of attorney for Messrs. Amboian and Schwertfeger and Ms. Wilson were filed on May 3, 2000 as Exhibit 6.2 to Nuveen Unit Trusts, Series 94 (File No. 333-35488).



-----------------------------------------------------------------------------


                       Nuveen Code of Ethics


     Incorporated by reference to Amendment No. 3 to Form S-6 (File No. 333-96279) filed on March 6, 2000 on behalf of Nuveen Unit Trusts, Series 82.




-----------------------------------------------------------------------------




Independent Auditors' Consent


We consent to the use in this Post-Effective Amendment to this Registration Statement of Nuveen Tax-Free Unit Trust, Series 899 of our report dated February 17, 2004, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Independent Auditors" in such Prospectus.



/s/ Deloitte & Touche LLP


    Deloitte & Touche LLP


Chicago, Illinois
 February 24, 2004
 ---------------------------------------------------------------------------

(LETTERHEAD OF CHAPMAN AND CUTLER LLP)



February 24, 2004


Securities and Exchange Commission
 450 Fifth Street, N.W.
 Washington, D.C. 20549-1004
 ATTN: Filing Desk, Stop 1-4


Re: Nuveen Tax-Free Unit Trust, Series 899   (the "Fund")


Massachusetts Insured Trust 142 and New York Insured Trust 260
     SEC File No.  333-14221


Ladies/Gentlemen:


    Filed electronically herewith is Post-Effective Amendment No. 7 of the Fund's Registration Statement on Form S-6.

    The Post-Effective Amendment is being filed to update the Schedule of Investments and Statement of Condition and includes a new report and consent of the Independent Auditors and other financial information. As counsel to the Fund in connection with this registration statement, we have reviewed this Post-Effective Amendment and hereby represent that such Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485. The required representations of the
Sponsor are included on the signature page of the Amendment.     Should there
be any questions, please do not hesitate to contact the undersigned at 312/845-3781.



          Very truly yours,


          CHAPMAN AND CUTLER LLP


          By  /s/ Eric F. Fess


                  Eric F. Fess